UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-07732

ALLIANCEBERNSTEIN GLOBAL HIGH INCOME FUND, INC.

(Exact name of registrant as specified in charter)

1345 Avenue of the Americas, New York, New York 10105

(Address of principal executive offices) (Zip code)

Joseph J. Mantineo

AllianceBernstein L.P.

1345 Avenue of the Americas

New York, New York 10105

(Name and address of agent for service)

Registrant’s telephone number, including area code: (800) 221-5672

Date of fiscal year end: March 31, 2022

Date of reporting period: March 31, 2022

Explanatory Note:

Enclosed for filing you will find an amended Form N-CSR of the registrant’s original 2022 Form N-CSR filing of the referenced period. The purpose of this amended filing is to update Item 11 (b) and Item 13 (which is addressed in exhibits labeled Exhibit 12 (b)(1) and Exhibit 12 (b)(2) in the original filings). Except as set forth above, no other changes have been made to the Form N-CSR, and this amended filing does not amend, update or change any other items or disclosure found in the Form N-CSR.

ITEM 1. REPORTS TO STOCKHOLDERS.

MAR    03.31.22

ANNUAL REPORT

ALLIANCEBERNSTEIN

GLOBAL HIGH INCOME FUND

(NYSE: AWF)

As of January 1, 2021, as permitted by new regulations adopted by the Securities and Exchange Commission, the Fund’s annual and semi-annual shareholder reports are no longer sent by mail, unless you specifically requested paper copies of the reports. Instead, the reports are made available on a website, and you will be notified by mail each time a report is posted and provided with a website address to access the report.

You may elect to receive all future reports in paper form free of charge. If you invest through a financial intermediary, you can contact your financial intermediary to request that you continue to receive paper copies of your shareholder reports; if you invest directly with the Fund, you can call Computershare at (800) 219 4218. Your election to receive reports in paper form will apply to all funds held in your account with your financial intermediary or, if you invest directly, to all AB Closed-end Funds you hold.

Investment Products Offered	• Are Not FDIC Insured • May Lose Value • Are Not Bank Guaranteed

You may obtain a description of the Fund’s proxy voting policies and procedures, and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, without charge. Simply visit AB’s website at www.abfunds.com, or go to the Securities and Exchange Commission’s (the “Commission”) website at www.sec.gov, or call AB at (800) 227 4618.

The Fund files its complete schedule of portfolio holdings with the Commission for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The Fund’s Form N-PORT reports are available on the Commission’s website at www.sec.gov.

AllianceBernstein Investments, Inc. (ABI) is the distributor of the AB family of mutual funds. ABI is a member of FINRA and is an affiliate of AllianceBernstein L.P., the Adviser of the funds.

The [A/B] logo is a registered service mark of AllianceBernstein and AllianceBernstein® is a registered service mark used by permission of the owner, AllianceBernstein L.P.

FROM THE PRESIDENT

Dear Shareholder,

We’re pleased to provide this report for AllianceBernstein Global High Income Fund, Inc. (the “Fund”). Please review the discussion of Fund performance, the market conditions during the reporting period and the Fund’s investment strategy.

At AB, we’re striving to help our clients achieve better outcomes by:

+	Fostering diverse perspectives that give us a distinctive approach to navigating global capital markets

+	Applying differentiated investment insights through a connected global research network

+	Embracing innovation to design better ways to invest and leading-edge mutual-fund solutions

Whether you’re an individual investor or a multibillion-dollar institution, we’re putting our knowledge and experience to work for you every day.

For more information about AB’s comprehensive range of products and shareholder resources, please log on to www.abfunds.com.

Thank you for your investment in AB mutual funds—and for placing your trust in our firm.

Sincerely,

Onur Erzan

President and Chief Executive Officer, AB Mutual Funds

abfunds.com	ALLIANCEBERNSTEIN GLOBAL HIGH INCOME FUND | 1

ANNUAL REPORT

May 9, 2022

This report provides management’s discussion of fund performance for AllianceBernstein Global High Income Fund, Inc. for the annual reporting period ended March 31, 2022. The Fund is a closed-end fund and its shares of common stock trade on the New York Stock Exchange.

The Fund seeks high current income and, secondarily, capital appreciation.

RETURNS AS OF MARCH 31, 2022 (unaudited)

	6 Months	12 Months

ALLIANCEBERNSTEIN GLOBAL HIGH INCOME FUND (NAV)[1]	-4.12%	0.56%

Primary Benchmark: Bloomberg Global High Yield Index (USD hedged)	-5.50%	-2.60%

Blended Benchmark: 33% JPM GBI-EM / 33% JPM EMBI Global / 33% Bloomberg US Corporate HY 2% Issuer Capped Index	-5.69%	-2.63%

1

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the Financial Highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

The Fund’s market price per share on March 31, 2022, was $11.18. The Fund’s NAV per share on March 31, 2022, was $12.03. For additional financial highlights, please see pages 126-127.

INVESTMENT RESULTS

The table above shows the Fund’s performance compared with its primary benchmark, the Bloomberg Global High Yield Index (USD hedged), as well as its blended benchmark for the six- and 12-month periods ended March 31, 2022. The blended benchmark is composed of equal weightings of the JPMorgan Government Bond Index-Emerging Markets (“JPM GBI-EM”) (local currency-denominated), the JPMorgan Emerging Markets Bond Index Global (“JPM EMBI Global”) and the Bloomberg US Corporate High Yield (“HY”) 2% Issuer Capped Index.

During both periods, the Fund outperformed its primary and blended benchmarks. During the 12-month period, sector allocation was the main contributor, relative to the primary benchmark, mostly from an underweight to emerging-market corporate bonds, bank loans and agency risk-sharing transactions that more than offset losses due to an overweight to US high-yield bonds and exposure to commercial mortgage-backed securities (“CMBS”). Security selection among CMBS, US high-yield corporate bonds and emerging-market corporate bonds also contributed, partially offset by a loss in emerging-market sovereign bonds. Yield-curve positioning along the two- and five-year parts of the US yield curve also

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contributed. An underweight to the eurozone added at the country level. Currency selection had no material impact on returns for the period.

During the six-month period, sector allocation contributed most to performance, mainly due to underweights to emerging-market corporate and sovereign bonds, high-yield credit default swaps in the US, bank loans and agency risk-sharing transactions that were partially offset by an overweight to high-yield corporate bonds in the US. Security selection also added to returns, as gains within CMBS, US high-yield corporate bonds and emerging-market corporate bonds were greater than a loss from selection within emerging-market sovereign bonds. From a yield-curve perspective, positioning on the two- and five-year parts of the curve in the US also contributed. Underweights at the country level in the UK and eurozone detracted. Currency decisions did not materially impact performance during the period.

During both periods, the Fund utilized interest rate swaps and futures to manage and hedge duration risk and/or to take active yield-curve positioning. Currency forwards and currency options, both written and purchased, were used to hedge foreign currency exposure and to take active currency risk. Interest rate swaptions were used to take active yield-curve positioning. Credit default swaps were used to hedge credit risk and as a tool to effectively gain exposure to specific sectors. Total return swaps were used to take active credit risk. The utilization of leverage on behalf of the Fund contributed positively, relative to the benchmark, for both time periods. As the benchmark generated negative returns in excess of borrowing rates over both periods, the utilization of leverage detracted from the Fund’s absolute returns.

MARKET REVIEW AND INVESTMENT STRATEGY

During the 12-month period ended March 31, 2022, fixed-income government bond market yields increased rapidly, and bond prices fell in most developed markets. Government bond yields rose the most in Australia and the eurozone, and the least in Japan. Several major central banks became more hawkish and started to tighten monetary policy by raising short-term interest rates and ending bond purchases to combat high and persistent inflation. Inflation expectations worsened toward the end of the period after Russia invaded Ukraine, causing energy and agricultural prices to spike. Global inflation-linked bonds had positive returns and significantly outperformed nominal government bonds. In credit sectors, high-yield corporate bonds in developed markets outperformed treasuries, while investment-grade corporate bonds underperformed respective treasury markets, except in the eurozone. Emerging-market bonds lagged the most, particularly toward the end of the period when the invasion dampened investor demand. The US dollar advanced against most currencies as a safe haven. Brent crude oil prices surged from increased demand and as major oil producers limited production increases.

abfunds.com	ALLIANCEBERNSTEIN GLOBAL HIGH INCOME FUND | 3

The Fund’s Investment Management Team (the “Team”) seeks to generate high current income and, secondarily, capital appreciation. The Fund is a globally diversified portfolio that takes full advantage of the Team’s best research ideas by pursuing high-income opportunities across all fixed-income sectors. The Fund invests primarily (and without limit) in corporate debt securities from US and non-US issuers, as well as government bonds from both developing and developed countries, including the US. Under normal market conditions, the Fund invests substantially in lower-rated bonds, but may also invest in investment-grade and unrated debt securities.

INVESTMENT POLICIES

The Fund invests without limit in securities denominated in non-US currencies as well as those denominated in the US dollar. The Fund may also invest, without limit, in sovereign debt securities issued by emerging and developed nations and in debt securities of US and non-US corporate issuers. For more information regarding the Fund’s risks, please see “Disclosures and Risks” on pages 5-8 and “Note E—Risks Involved in Investing in the Fund” of the Notes to Financial Statements on pages 119-123.

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DISCLOSURES AND RISKS

AllianceBernstein Global High Income Fund

Shareholder Information

Weekly comparative net asset value (“NAV”) and market price information about the Fund is published each Saturday in Barron’s and in other newspapers in a table called “Closed-End Funds.” Daily NAV and market price information, and additional information regarding the Fund, is available at www.abfunds.com and www.nyse.com. For additional shareholder information regarding this Fund, please see pages 131-132.

Benchmark Disclosure

All indices are unmanaged and do not reflect fees and expenses associated with the active management of a fund portfolio. The Bloomberg Global High Yield Index (USD hedged) represents non-investment grade fixed-income securities of companies in the US, and developed and emerging markets, hedged to the US dollar. The JPM® GBI-EM represents the performance of local currency government bonds issued by emerging markets. The JPM EMBI Global (market-capitalization weighted) represents the performance of US dollar-denominated Brady bonds, Eurobonds and trade loans issued by sovereign and quasi-sovereign entities. The Bloomberg US Corporate HY 2% Issuer Capped Index is the 2% Issuer Capped component of the US Corporate High Yield Index, which represents the performance of fixed-income securities having a maximum quality rating of Ba1, a minimum amount outstanding of $150 million and at least one year to maturity. An investor cannot invest directly in an index, and its results are not indicative of the performance of any specific investment, including the Fund.

A Word About Risk

Market Risk: The market value of a security may move up or down, sometimes rapidly and unpredictably. These fluctuations may cause a security to be worth less than the price originally paid for it, or less than it was worth at an earlier time. Market risk may affect a single issuer, industry, sector of the economy or the market as a whole. Global economies and financial markets are increasingly interconnected, which increases the probabilities that conditions in one country or region might adversely impact issuers in a different country or region. Conditions affecting the general economy, including political, social, or economic instability at the local, regional, or global level may also affect the market value of a security. Health crises, such as pandemic and epidemic diseases, as well as other incidents that interrupt the expected course of events, such as natural disasters, including fires, earthquakes and flooding, war or civil disturbance, acts of terrorism, power outages and other unforeseeable and external events, and the public response to or fear of such diseases or events, have had, and may in the future have, an adverse effect on the

abfunds.com	ALLIANCEBERNSTEIN GLOBAL HIGH INCOME FUND | 5

DISCLOSURES AND RISKS (continued)

Fund’s investments and net asset value and can lead to increased market volatility. For example, the diseases or events themselves or any preventative or protective actions that governments may take in respect of such diseases or events may result in periods of business disruption, inability to obtain raw materials, supplies and component parts, and reduced or disrupted operations for the Fund’s portfolio companies. The occurrence and pendency of such diseases or events could adversely affect the economies and financial markets either in specific countries or worldwide.

Interest-Rate Risk: Changes in interest rates will affect the value of investments in fixed-income securities. When interest rates rise, the value of existing investments in fixed-income securities tends to fall and this decrease in value may not be offset by higher income from new investments. Interest-rate risk is generally greater for fixed-income securities with longer maturities or durations. The current historically low interest rate environment heightens the risks associated with rising interest rates.

Credit Risk: An issuer or guarantor of a fixed-income security, or the counterparty to a derivatives or other contract, may be unable or unwilling to make timely payments of interest or principal, or to otherwise honor its obligations. The issuer or guarantor may default, causing a loss of the full principal amount of a security and accrued interest. The degree of risk for a particular security may be reflected in its credit rating. There is the possibility that the credit rating of a fixed-income security may be downgraded after purchase, which may adversely affect the value of the security.

Below Investment-Grade Securities Risk: Investments in fixed-income securities with lower ratings (commonly known as “junk bonds”) are subject to a higher probability that an issuer will default or fail to meet its payment obligations. These securities may be subject to greater price volatility due to such factors as specific corporate developments and negative perceptions of the junk bond market generally and may be more difficult to trade than other types of securities.

Inflation Risk: This is the risk that the value of assets or income from investments will be less in the future as inflation decreases the value of money. As inflation increases, the value of the Fund’s assets can decline as can the value of the Fund’s distributions. This risk is significantly greater for fixed-income securities with longer maturities.

Foreign (Non-US) Risk: Investments in securities of non-US issuers may involve more risk than those of US issuers. These securities may fluctuate more widely in price and may be more difficult to trade due to adverse market, economic, political, regulatory or other factors.

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DISCLOSURES AND RISKS (continued)

Emerging-Market Risk: Investments in emerging-market countries may have more risk because the markets are less developed and less liquid and are subject to increased economic, political, regulatory or other uncertainties.

Currency Risk: Fluctuations in currency exchange rates may negatively affect the value of the Fund’s investments or reduce its returns.

Leverage Risk: As a result of the Fund’s use of leveraging techniques, its NAV may be more volatile because leverage tends to exaggerate the effect of changes in interest rates and any increase or decrease in the value of the Fund’s investments.

Derivatives Risk: Investments in derivatives may be difficult to price or unwind and leveraged so that small changes may produce disproportionate losses for the Fund. Derivatives, especially over-the-counter derivatives, are also subject to counterparty risk, which is the risk that the counterparty (the party on the other side of the transaction) on a derivative transaction will be unable or unwilling to honor its contractual obligations to the Fund.

Management Risk: The Fund is subject to management risk because it is an actively managed investment fund. The Adviser will apply its investment techniques and risk analyses in making investment decisions, but there is no guarantee that its techniques will produce the intended results. Some of these techniques may incorporate, or rely upon, quantitative models, but there is no guarantee that these models will generate accurate forecasts, reduce risk or otherwise perform as expected.

Mortgage-Related and/or Other Asset-Backed Securities Risk: The Fund may invest in mortgage-backed and/or other asset-backed securities, including securities backed by mortgages and assets with an international or emerging-markets origination and securities backed by non-performing loans at the time of investment. Investments in mortgage-related and other asset-backed securities are subject to certain additional risks. The value of these securities may be particularly sensitive to changes in interest rates. These risks include “extension risk”, which is the risk that, in periods of rising interest rates, issuers may delay the payment of principal, and “prepayment risk”, which is the risk that, in periods of falling interest rates, issuers may pay principal sooner than expected, exposing the Fund to a lower rate of return upon reinvestment of principal. Mortgage-backed securities offered by nongovernmental issuers and other asset-backed securities may be subject to other risks, such as higher rates of default in the mortgages or assets backing the securities or risks associated with the nature and servicing of mortgages or assets backing the securities.

abfunds.com	ALLIANCEBERNSTEIN GLOBAL HIGH INCOME FUND | 7

DISCLOSURES AND RISKS (continued)

As with all investments, you may lose money by investing in the Fund.

An Important Note About Historical Performance

The performance shown in this report represents past performance and does not guarantee future results. Current performance may be lower or higher than the performance information shown. All fees and expenses related to the operation of the Fund have been deducted. Performance assumes reinvestment of distributions and does not account for taxes. Historical performance does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the sale of fund shares and assumes the reinvestment of dividends and capital gains distributions at prices obtained pursuant to the Fund’s dividend reinvestment plan.

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HISTORICAL PERFORMANCE

GROWTH OF A $10,000 INVESTMENT IN THE FUND (unaudited)

3/31/2012 TO 3/31/2022

This chart illustrates the total value of an assumed $10,000 investment in AllianceBernstein Global High Income Fund based on market prices (from 3/31/2012 to 3/31/2022) as compared to the performance of the Fund’s benchmarks. The chart assumes the reinvestment of dividends and capital gains distributions at prices obtained pursuant to the Fund’s dividend reinvestment plan.

abfunds.com	ALLIANCEBERNSTEIN GLOBAL HIGH INCOME FUND | 9

HISTORICAL PERFORMANCE (continued)

AVERAGE ANNUAL RETURNS AS OF MARCH 31, 2022 (unaudited)

	NAV Returns	Market Price

1 Year	0.56%	0.79%

5 Years	4.16%	4.67%

10 Years	6.37%	5.45%

AVERAGE ANNUAL RETURNS

AS OF THE MOST RECENT CALENDAR QUARTER-END

MARCH 31, 2022 (unaudited)

	NAV Returns	Market Price

1 Year	0.56%	0.79%

5 Years	4.16%	4.67%

10 Years	6.37%	5.45%

Performance assumes the reinvestment of dividends and capital gains distributions at prices obtained pursuant to the Fund’s dividend reinvestment plan.

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PORTFOLIO SUMMARY

March 31, 2022 (unaudited)

PORTFOLIO STATISTICS

Net Assets ($mil): $1,036.7

1

All data are as of March 31, 2022. The Fund’s security type breakdown is expressed as a percentage of total investments and may vary over time. The Fund also enters into derivative transactions, which may be used for hedging or investment purposes (see “Portfolio of Investments” section of the report for additional details). “Other” security type weightings represent 0.2% or less in the following: Asset-Backed Securities, Governments–Sovereign Bonds, Inflation-Linked Securities, Rights and Warrants.

2

All data are as of March 31, 2022. The Fund’s country breakdown is expressed as a percentage of total investments and may vary over time. “Other” country weightings represent 0.6% or less in the following: Angola, Argentina, Australia, Belgium, Bermuda, Cayman Islands, Chile, China, Colombia, Czech Republic, Denmark, Dominican Republic, Ecuador, Egypt, El Salvador, Finland, Gabon, Ghana, Guatemala, Hong Kong, India, Indonesia, Ireland, Israel, Ivory Coast, Jamaica, Japan, Jersey (Channel Islands), Kuwait, Macau, Mauritius, Morocco, Netherlands, Norway, Oman, Panama, Peru, Senegal, South Africa, Sweden, Turkey, Ukraine, Venezuela and Zambia.

abfunds.com	ALLIANCEBERNSTEIN GLOBAL HIGH INCOME FUND | 11

PORTFOLIO OF INVESTMENTS

March 31, 2022

		Principal Amount (000)	U.S. $ Value

CORPORATES - NON-INVESTMENT GRADE – 55.1%
Industrial – 46.8%
Basic – 3.2%
Advanced Drainage Systems, Inc. 5.00%, 09/30/2027(a)	U.S.$	140	$140,052
Ahlstrom-Munksjo Holding 3 Oy 3.625%, 02/04/2028(a)	EUR	178	183,658
4.875%, 02/04/2028(a)	U.S.$	972	888,236
Arconic Corp. 6.125%, 02/15/2028(a)		220	220,985
ASP Unifrax Holdings, Inc. 5.25%, 09/30/2028(a)		159	147,743
7.50%, 09/30/2029(a)		246	218,985
Axalta Coating Systems LLC 3.375%, 02/15/2029(a)		507	445,767
Axalta Coating Systems LLC/Axalta Coating Systems Dutch Holding B BV 4.75%, 06/15/2027(a)		126	120,746
Baffinland Iron Mines Corp./Baffinland Iron Mines LP 8.75%, 07/15/2026(a)		206	215,038
Cerdia Finanz GmbH 10.50%, 02/15/2027(a)		419	362,236
Chemours Co. (The) 5.375%, 05/15/2027		13	12,969
5.75%, 11/15/2028(a)		232	225,479
Cleveland-Cliffs, Inc. 5.875%, 06/01/2027		222	227,959
6.75%, 03/15/2026(a)		290	305,456
9.875%, 10/17/2025(a)		773	861,067
Commercial Metals Co. 4.125%, 01/15/2030		80	74,825
4.375%, 03/15/2032		80	74,536
Constellium SE 3.75%, 04/15/2029(a)		250	224,754
Crown Americas LLC/Crown Americas Capital Corp. VI 4.75%, 02/01/2026		557	563,722
CVR Partners LP/CVR Nitrogen Finance Corp. 6.125%, 06/15/2028(a)		360	361,369
Domtar Corp. 6.75%, 10/01/2028(a)		192	192,606
Element Solutions, Inc. 3.875%, 09/01/2028(a)		993	930,434

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PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

ERP Iron Ore, LLC 9.039%, 12/31/2019(b)(c)(d)(e)(f)	U.S.$	240	$182,166
FMG Resources (August 2006) Pty Ltd. 4.375%, 04/01/2031(a)		2,029	1,915,185
4.50%, 09/15/2027(a)		1,034	1,005,509
5.125%, 05/15/2024(a)		61	61,758
Glatfelter Corp. 4.75%, 11/15/2029(a)		278	236,933
Graham Packaging Co., Inc. 7.125%, 08/15/2028(a)		297	270,759
Graphic Packaging International LLC 3.75%, 02/01/2030(a)		1,724	1,579,764
Guala Closures SpA 3.25%, 06/15/2028(a)	EUR	591	588,841
Hecla Mining Co. 7.25%, 02/15/2028	U.S.$	282	295,719
Illuminate Buyer LLC/Illuminate Holdings IV, Inc. 9.00%, 07/01/2028(a)		852	862,528
INEOS Quattro Finance 1 PLC 3.75%, 07/15/2026(a)	EUR	101	105,027
INEOS Quattro Finance 2 PLC 3.375%, 01/15/2026(a)	U.S.$	226	209,177
INEOS Styrolution Group GmbH 2.25%, 01/16/2027(a)	EUR	1,008	1,012,271
Ingevity Corp. 3.875%, 11/01/2028(a)	U.S.$	995	899,381
Intelligent Packaging Holdco Issuer LP 9.00% (9.00% Cash or 9.75% PIK), 01/15/2026(a)(f)		611	604,941
Intelligent Packaging Ltd. Finco, Inc./Intelligent Packaging Ltd. Co-Issuer LLC 6.00%, 09/15/2028(a)		361	357,034
Joseph T Ryerson & Son, Inc. 8.50%, 08/01/2028(a)		413	447,084
Kleopatra Finco SARL 4.25%, 03/01/2026(a)(g)	EUR	1,061	1,047,246
Kobe US Midco 2, Inc. 9.25% (9.25% Cash or 10.00% PIK), 11/01/2026(a)(f)	U.S.$	1,300	1,264,520
LABL, Inc. 6.75%, 07/15/2026(a)		222	219,442
Magnetation LLC/Mag Finance Corp. 11.00%, 05/15/2018(b)(c)(d)(e)(h)		2,857	– 0	–
Mercer International, Inc. 5.125%, 02/01/2029		838	808,676

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PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Methanex Corp. 5.125%, 10/15/2027	U.S.$	194	$195,000
5.25%, 12/15/2029		213	216,158
Natural Resource Partners LP/NRP Finance Corp. 9.125%, 06/30/2025(a)		80	81,630
Novelis Corp. 4.75%, 01/30/2030(a)		135	131,144
Olin Corp. 5.625%, 08/01/2029		480	486,524
PIC AU Holdings LLC/PIC AU Holdings Corp. 10.00%, 12/31/2024(a)		213	218,591
PMHC II, Inc. 9.00%, 02/15/2030(a)		3,758	3,320,499
Rain CII Carbon LLC/CII Carbon Corp. 7.25%, 04/01/2025(a)		228	224,066
Rimini Bidco SpA 5.25%, 12/14/2026(i)	EUR	912	894,119
SCIL IV LLC/SCIL USA Holdings LLC 4.375%, 11/01/2026(a)		320	339,397
5.375%, 11/01/2026(a)	U.S.$	1,039	955,537
Sealed Air Corp. 4.00%, 12/01/2027(a)		204	199,640
5.25%, 04/01/2023(a)		27	27,406
5.50%, 09/15/2025(a)		42	43,923
6.875%, 07/15/2033(a)		183	210,402
SPCM SA 3.125%, 03/15/2027(a)		655	602,807
3.375%, 03/15/2030(a)		951	843,638
Tronox, Inc. 4.625%, 03/15/2029(a)		172	161,005
United States Steel Corp. 6.65%, 06/01/2037		37	38,318
Valvoline, Inc. 4.25%, 02/15/2030(a)		1,707	1,561,366
WR Grace Holdings LLC 4.875%, 06/15/2027(a)		1,031	1,008,435
5.625%, 10/01/2024-08/15/2029(a)		447	448,526

			33,180,714

Capital Goods – 2.8%
ARD Finance SA 5.00% (5.00% Cash or 5.75% PIK), 06/30/2027(a)(f)	EUR	689	692,674
6.50% (6.50% Cash or 7.25 % PIK), 06/30/2027(a)(f)	U.S.$	739	673,134

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PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Ardagh Metal Packaging Finance USA LLC/Ardagh Metal Packaging Finance PLC 3.25%, 09/01/2028(a)	U.S.$	1,107	$1,001,835
4.00%, 09/01/2029(a)		985	885,072
Ardagh Packaging Finance PLC/Ardagh Holdings USA, Inc. 5.25%, 04/30/2025(a)		212	211,285
Artera Services LLC 9.033%, 12/04/2025(a)		192	191,886
Ball Corp. 2.875%, 08/15/2030		106	95,075
3.125%, 09/15/2031		133	118,744
4.875%, 03/15/2026		178	184,400
5.25%, 07/01/2025		203	215,052
Bombardier, Inc. 7.125%, 06/15/2026(a)		179	175,414
7.50%, 12/01/2024-03/15/2025(a)		2,064	2,080,939
7.875%, 04/15/2027(a)		614	601,333
Clean Harbors, Inc. 4.875%, 07/15/2027(a)		25	25,113
Cleaver-Brooks, Inc. 7.875%, 03/01/2023(a)		633	602,985
Colfax Corp. 6.375%, 02/15/2026(a)		157	162,015
Cornerstone Building Brands, Inc. 6.125%, 01/15/2029(a)		237	220,115
Eco Material Technologies, Inc. 7.875%, 01/31/2027(a)		1,595	1,588,694
Energizer Holdings, Inc. 4.375%, 03/31/2029(a)		164	143,517
4.75%, 06/15/2028(a)		348	316,508
EnerSys 4.375%, 12/15/2027(a)		935	893,705
F-Brasile SpA/F-Brasile US LLC Series XR 7.375%, 08/15/2026(a)		957	858,768
FXI Holdings, Inc. 12.25%, 11/15/2026(a)		193	208,869
Gates Global LLC/Gates Corp. 6.25%, 01/15/2026(a)		1,205	1,208,012
GFL Environmental, Inc. 4.75%, 06/15/2029(a)		200	190,747
Granite US Holdings Corp. 11.00%, 10/01/2027(a)		507	535,659
Griffon Corp. 5.75%, 03/01/2028		603	579,524
JELD-WEN, Inc. 4.625%, 12/15/2025(a)		128	124,048

abfunds.com	ALLIANCEBERNSTEIN GLOBAL HIGH INCOME FUND | 15

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

LSB Industries, Inc. 6.25%, 10/15/2028(a)	U.S.$	573	$582,473
Madison IAQ LLC 5.875%, 06/30/2029(a)		1,126	1,009,580
Mauser Packaging Solutions Holding Co. 5.50%, 04/15/2024(a)		224	223,232
Moog, Inc. 4.25%, 12/15/2027(a)		214	208,307
Mueller Water Products, Inc. 4.00%, 06/15/2029(a)		293	275,814
Redwood Star Merger Sub, Inc. 8.75%, 04/01/2030(a)		1,926	1,843,897
Renk AG/Frankfurt am Main 5.75%, 07/15/2025(a)	EUR	1,560	1,731,956
Stevens Holding Co., Inc. 6.125%, 10/01/2026(a)	U.S.$	141	145,553
Summit Materials LLC/Summit Materials Finance Corp. 5.25%, 01/15/2029(a)		203	200,527
Tervita Corp. 11.00%, 12/01/2025(a)		996	1,128,756
Titan Holdings II BV 5.125%, 07/15/2029(a)	EUR	649	657,549
TK Elevator Holdco GmbH 7.625%, 07/15/2028(a)	U.S.$	465	465,835
TK Elevator US Newco, Inc. 5.25%, 07/15/2027(a)		306	303,678
TransDigm, Inc. 4.625%, 01/15/2029		290	271,330
4.875%, 05/01/2029		1,954	1,835,099
6.25%, 03/15/2026(a)		556	572,493
8.00%, 12/15/2025(a)		217	226,323
Triumph Group, Inc. 7.75%, 08/15/2025		428	431,089
8.875%, 06/01/2024(a)		574	606,266
Trivium Packaging Finance BV 3.75%, 08/15/2026(a)	EUR	100	108,447
5.50%, 08/15/2026(a)	U.S.$	227	226,791
Wesco Distribution, Inc. 7.125%, 06/15/2025(a)		188	195,502
7.25%, 06/15/2028(a)		518	549,853

			28,585,472

Communications - Media – 6.7%
Advantage Sales & Marketing, Inc. 6.50%, 11/15/2028(a)		1,332	1,264,368
Allen Media LLC/Allen Media Co-Issuer, Inc. 10.50%, 02/15/2028(a)		42	41,465

16 | ALLIANCEBERNSTEIN GLOBAL HIGH INCOME FUND	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Altice Financing SA 5.75%, 08/15/2029(a)	U.S.$	5,665	$5,131,573
AMC Networks, Inc. 4.25%, 02/15/2029		1,576	1,471,387
4.75%, 08/01/2025		218	217,660
5.00%, 04/01/2024		88	88,000
Arches Buyer, Inc. 6.125%, 12/01/2028(a)		666	614,358
Banijay Entertainment SASU 3.50%, 03/01/2025(a)	EUR	210	231,974
5.375%, 03/01/2025(a)	U.S.$	2,124	2,093,097
CCO Holdings LLC/CCO Holdings Capital Corp. 4.25%, 01/15/2034(a)		236	204,645
4.50%, 08/15/2030-06/01/2033(a)		7,416	6,849,333
4.75%, 02/01/2032(a)		7,183	6,694,008
5.00%, 02/01/2028(a)		212	209,930
5.125%, 05/01/2027(a)		551	552,011
Clear Channel Worldwide Holdings, Inc. 5.125%, 08/15/2027(a)		512	506,751
CSC Holdings LLC 4.50%, 11/15/2031(a)		981	879,174
4.625%, 12/01/2030(a)		243	203,022
5.00%, 11/15/2031(a)		1,461	1,225,289
5.375%, 02/01/2028(a)		1,278	1,240,946
5.75%, 01/15/2030(a)		3,885	3,460,388
7.50%, 04/01/2028(a)		941	924,687
Diamond Sports Group LLC/Diamond Sports Finance Co. 5.375%, 08/15/2026(a)		299	114,573
DISH DBS Corp. 5.00%, 03/15/2023		178	178,536
5.125%, 06/01/2029		2,995	2,549,785
5.25%, 12/01/2026(a)		2,496	2,381,604
5.75%, 12/01/2028(a)		2,596	2,464,562
5.875%, 11/15/2024		2,398	2,395,994
7.375%, 07/01/2028		165	156,562
7.75%, 07/01/2026		691	685,857
Gray Escrow II, Inc. 5.375%, 11/15/2031(a)		1,864	1,782,930
Gray Television, Inc. 7.00%, 05/15/2027(a)		204	212,757
iHeartCommunications, Inc. 4.75%, 01/15/2028(a)		60	57,429
5.25%, 08/15/2027(a)		285	282,033
8.375%, 05/01/2027		202	208,723

abfunds.com	ALLIANCEBERNSTEIN GLOBAL HIGH INCOME FUND | 17

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Lamar Media Corp. 4.875%, 01/15/2029	U.S.$	147	$145,563
Liberty Interactive LLC 3.75%, 02/15/2030(j)		872	584,291
McGraw-Hill Education, Inc. 5.75%, 08/01/2028(a)		1,123	1,071,084
8.00%, 08/01/2029(a)		986	931,869
National CineMedia LLC 5.875%, 04/15/2028(a)		623	543,745
Nexstar Broadcasting, Inc. 4.75%, 11/01/2028(a)		172	166,402
Outfront Media Capital LLC/Outfront Media Capital Corp. 4.625%, 03/15/2030(a)		580	545,816
Scripps Escrow, Inc. 5.875%, 07/15/2027(a)		44	44,064
Sinclair Television Group, Inc. 4.125%, 12/01/2030(a)		2,078	1,853,949
5.50%, 03/01/2030(a)		926	803,859
Sirius XM Radio, Inc. 3.125%, 09/01/2026(a)		226	213,756
4.00%, 07/15/2028(a)		5,699	5,420,205
4.125%, 07/01/2030(a)		87	81,522
5.00%, 08/01/2027(a)		213	213,099
5.50%, 07/01/2029(a)		59	59,864
Summer BC Holdco B SARL 5.75%, 10/31/2026(a)	EUR	1,395	1,565,508
TEGNA, Inc. 4.625%, 03/15/2028	U.S.$	236	234,841
4.75%, 03/15/2026(a)		571	570,559
5.00%, 09/15/2029		907	911,969
Telenet Finance Luxembourg Notes SARL 5.50%, 03/01/2028(a)		200	195,110
Terrier Media Buyer, Inc. 8.875%, 12/15/2027(a)		158	162,043
Univision Communications, Inc. 6.625%, 06/01/2027(a)		1,593	1,669,191
9.50%, 05/01/2025(a)		309	325,063
Urban One, Inc. 7.375%, 02/01/2028(a)		2,221	2,228,781
Virgin Media Secured Finance PLC 4.50%, 08/15/2030(a)		992	924,676
Ziggo Bond Co. BV 5.125%, 02/28/2030(a)		299	277,406

			69,319,646

18 | ALLIANCEBERNSTEIN GLOBAL HIGH INCOME FUND	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Communications - Telecommunications – 2.8%
Altice France SA/France 5.125%, 07/15/2029(a)	U.S.$	6,254	$5,560,056
5.50%, 10/15/2029(a)		431	387,265
8.125%, 02/01/2027(a)		224	230,734
British Telecommunications PLC 4.25%, 11/23/2081(a)		214	204,249
CenturyLink, Inc. Series U 7.65%, 03/15/2042		68	65,624
Connect Finco SARL/Connect US Finco LLC 6.75%, 10/01/2026(a)		1,754	1,787,326
Consolidated Communications, Inc. 5.00%, 10/01/2028(a)		795	683,892
6.50%, 10/01/2028(a)		377	347,798
DKT Finance ApS 7.00%, 06/17/2023(a)	EUR	506	561,836
9.375%, 06/17/2023(a)	U.S.$	895	895,249
Embarq Corp. 7.995%, 06/01/2036		2,075	1,999,735
ESC GCB In Jacks 5.5 1 DFLT C 5.50%, 08/01/2023(b)(c)		1,675	– 0	–
Frontier Communications Holdings LLC 5.875%, 10/15/2027(a)		69	68,601
5.875%, 11/01/2029		132	120,884
6.75%, 05/01/2029(a)		524	503,717
Hughes Satellite Systems Corp. 6.625%, 08/01/2026		431	447,178
Iliad Holding SASU 6.50%, 10/15/2026(a)		519	522,937
7.00%, 10/15/2028(a)		702	701,318
Kaixo Bondco Telecom SA 5.125%, 09/30/2029(a)	EUR	897	931,428
Level 3 Financing, Inc. 3.75%, 07/15/2029(a)	U.S.$	16	14,188
4.25%, 07/01/2028(a)		540	495,824
4.625%, 09/15/2027(a)		1,041	982,052
5.25%, 03/15/2026		164	164,488
Ligado Networks LLC 15.50%, 11/01/2023(a)(f)		284	215,391
Lumen Technologies, Inc. 4.50%, 01/15/2029(a)		748	643,719
5.375%, 06/15/2029(a)		169	150,589
Series P 7.60%, 09/15/2039		73	70,368

abfunds.com	ALLIANCEBERNSTEIN GLOBAL HIGH INCOME FUND | 19

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Sprint Capital Corp. 8.75%, 03/15/2032	U.S.$	666	$896,856
Telecom Italia Capital SA 6.00%, 09/30/2034		77	71,360
7.20%, 07/18/2036		451	439,310
7.721%, 06/04/2038		1,622	1,642,546
Telesat Canada/Telesat LLC 5.625%, 12/06/2026(a)		60	45,798
6.50%, 10/15/2027(a)		132	64,741
United Group BV 4.875%, 02/01/2029(i)	EUR	896	968,242
United States Cellular Corp. 6.70%, 12/15/2033	U.S.$	33	36,273
VEON Holdings BV 3.375%, 11/25/2027(a)		200	115,231
Vmed O2 UK Financing I PLC 4.25%, 01/31/2031(a)		530	483,171
4.75%, 07/15/2031(a)		4,101	3,865,227
Vodafone Group PLC 5.125%, 06/04/2081		91	80,385
7.00%, 04/04/2079		172	189,385
Windstream Escrow LLC/Windstream Escrow Finance Corp. 7.75%, 08/15/2028(a)		223	226,658
Zayo Group Holdings, Inc. 6.125%, 03/01/2028(a)		962	860,906

			28,742,535

Consumer Cyclical - Automotive – 2.7%
Adient Global Holdings Ltd. 4.875%, 08/15/2026(a)		400	381,369
Allison Transmission, Inc. 5.875%, 06/01/2029(a)		627	640,150
American Axle & Manufacturing, Inc. 5.00%, 10/01/2029		73	68,440
Aston Martin Capital Holdings Ltd. 10.50%, 11/30/2025(a)		1,095	1,153,004
15.00% (8.89% Cash and 6.11% PIK), 11/30/2026(a)(f)		1,963	2,131,743
Clarios Global LP/Clarios US Finance Co. 4.375%, 05/15/2026(a)	EUR	210	229,544
6.25%, 05/15/2026(a)	U.S.$	188	193,938
Dana Financing Luxembourg SARL 5.75%, 04/15/2025(a)		109	110,099
Dana, Inc. 4.25%, 09/01/2030		760	695,002
5.375%, 11/15/2027		109	108,385
5.625%, 06/15/2028		182	183,929

20 | ALLIANCEBERNSTEIN GLOBAL HIGH INCOME FUND	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Dealer Tire LLC/DT Issuer LLC 8.00%, 02/01/2028(a)	U.S.$	1,116	$1,121,087
Exide Technologies (Exchange Priority) 11.00%, 10/31/2024(b)(c)(e)(h)		2,940	– 0	–
(First Lien) 11.00%, 10/31/2024(b)(c)(e)(h)		1,207	– 0	–
Ford Motor Co. 3.25%, 02/12/2032		3,020	2,696,899
4.75%, 01/15/2043		212	191,823
5.291%, 12/08/2046		212	205,809
Ford Motor Credit Co. LLC 2.70%, 08/10/2026		793	737,569
3.81%, 01/09/2024		200	199,682
4.95%, 05/28/2027		1,160	1,179,365
Goodyear Tire & Rubber Co. (The) 5.00%, 07/15/2029(a)		765	714,939
5.25%, 04/30/2031		23	21,642
5.25%, 07/15/2031(a)		94	87,090
5.625%, 04/30/2033		21	19,398
IHO Verwaltungs GmbH 3.625% (3.625% Cash or 4.375% PIK), 05/15/2025(a)(f)	EUR	284	310,069
3.875% (3.875% Cash or 4.625% PIK), 05/15/2027(a)(f)		338	360,519
4.75% (4.75% Cash or 5.50% PIK), 09/15/2026(a)(f)	U.S.$	200	195,513
Jaguar Land Rover Automotive PLC 4.50%, 10/01/2027(a)		239	209,104
5.50%, 07/15/2029(a)		1,206	1,068,141
5.875%, 11/15/2024(a)	EUR	269	302,454
5.875%, 01/15/2028(a)	U.S.$	1,495	1,370,610
7.75%, 10/15/2025(a)		1,207	1,256,431
Mclaren Finance PLC 7.50%, 08/01/2026(a)		1,973	1,936,994
Meritor, Inc. 6.25%, 06/01/2025(a)		409	422,302
PM General Purchaser LLC 9.50%, 10/01/2028(a)		1,456	1,430,267
Real Hero Merger Sub 2, Inc. 6.25%, 02/01/2029(a)		82	74,800
Tenneco, Inc. 5.00%, 07/15/2026		1,709	1,680,819
7.875%, 01/15/2029(a)		800	842,983
Titan International, Inc. 7.00%, 04/30/2028		1,465	1,475,097

abfunds.com	ALLIANCEBERNSTEIN GLOBAL HIGH INCOME FUND | 21

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

ZF Europe Finance BV 2.00%, 02/23/2026(a)	EUR	200	$207,680
ZF North America Capital, Inc. 4.75%, 04/29/2025(a)	U.S.$	2,357	2,365,155

			28,579,844

Consumer Cyclical - Entertainment – 2.5%
AMC Entertainment Holdings, Inc. 7.50%, 02/15/2029(a)		192	186,697
Carnival Corp. 4.00%, 08/01/2028(a)		1,739	1,617,270
5.75%, 03/01/2027(a)		1,467	1,395,484
6.00%, 05/01/2029(a)		151	141,940
9.875%, 08/01/2027(a)		437	482,282
10.125%, 02/01/2026(a)	EUR	621	766,256
Carnival PLC 1.00%, 10/28/2029		202	162,600
Cedar Fair LP/Canada’s Wonderland Co./Magnum Management Corp./Millennium Op 5.50%, 05/01/2025(a)	U.S.$	2,404	2,469,291
Cinemark USA, Inc. 5.25%, 07/15/2028(a)		492	459,643
Lindblad Expeditions LLC 6.75%, 02/15/2027(a)		365	371,129
Live Nation Entertainment, Inc. 4.75%, 10/15/2027(a)		124	120,928
Mattel, Inc. 3.375%, 04/01/2026(a)		1,152	1,129,696
3.75%, 04/01/2029(a)		1,337	1,285,699
5.875%, 12/15/2027(a)		578	604,386
Motion Bondco DAC 4.50%, 11/15/2027(a)	EUR	670	681,359
NCL Corp., Ltd. 3.625%, 12/15/2024(a)	U.S.$	25	23,561
5.875%, 03/15/2026(a)		2,055	1,953,319
7.75%, 02/15/2029(a)		37	37,477
NCL Finance Ltd. 6.125%, 03/15/2028(a)		39	36,248
Royal Caribbean Cruises Ltd. 5.375%, 07/15/2027(a)		1,159	1,108,815
5.50%, 08/31/2026-04/01/2028(a)		5,373	5,137,628
10.875%, 06/01/2023(a)		657	697,228
11.50%, 06/01/2025(a)		1,476	1,616,220
SeaWorld Parks & Entertainment, Inc. 5.25%, 08/15/2029(a)		207	197,690

22 | ALLIANCEBERNSTEIN GLOBAL HIGH INCOME FUND	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Six Flags Theme Parks, Inc. 7.00%, 07/01/2025(a)	U.S.$	419	$438,615
Viking Cruises Ltd. 5.875%, 09/15/2027(a)		791	721,560
7.00%, 02/15/2029(a)		1,461	1,346,628
13.00%, 05/15/2025(a)		65	72,156
VOC Escrow Ltd. 5.00%, 02/15/2028 (a)		1,214	1,130,439
WMG Acquisition Corp. 3.875%, 07/15/2030(a)		68	64,874

			26,457,118

Consumer Cyclical - Other – 2.8%
Adams Homes, Inc. 7.50%, 02/15/2025(a)		800	799,131
Affinity Gaming 6.875%, 12/15/2027(a)		130	126,991
Beazer Homes USA, Inc. 6.75%, 03/15/2025		355	358,702
Boyd Gaming Corp. 4.75%, 12/01/2027		189	188,049
Brookfield Residential Properties, Inc./Brookfield Residential US LLC 4.875%, 02/15/2030(a)		1,097	982,443
5.00%, 06/15/2029(a)		195	179,208
6.25%, 09/15/2027(a)		1,222	1,197,225
Builders FirstSource, Inc. 4.25%, 02/01/2032(a)		196	182,520
Century Communities, Inc. 3.875%, 08/15/2029(a)		215	193,070
Churchill Downs, Inc. 4.75%, 01/15/2028(a)		873	846,821
5.50%, 04/01/2027(a)		180	182,190
CP Atlas Buyer, Inc. 7.00%, 12/01/2028(a)		553	471,996
Empire Communities Corp. 7.00%, 12/15/2025(a)		303	299,115
Everi Holdings, Inc. 5.00%, 07/15/2029(a)		240	227,402
Five Point Operating Co. LP/Five Point Capital Corp. 7.875%, 11/15/2025(a)		1,969	2,018,415
Forestar Group, Inc. 3.85%, 05/15/2026(a)		385	358,950
Hilton Domestic Operating Co., Inc. 3.625%, 02/15/2032(a)		1,065	962,942
3.75%, 05/01/2029(a)		62	58,266
4.00%, 05/01/2031(a)		54	50,972

abfunds.com	ALLIANCEBERNSTEIN GLOBAL HIGH INCOME FUND | 23

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

5.375%, 05/01/2025(a)	U.S.$	229	$234,284
5.75%, 05/01/2028(a)		450	465,696
Hilton Grand Vacations Borrower Escrow LLC/Hilton Grand Vacations Borrower Esc 4.875%, 07/01/2031(a)		719	669,028
5.00%, 06/01/2029(a)		709	676,591
Installed Building Products, Inc. 5.75%, 02/01/2028 (a)		291	282,981
International Game Technology PLC 3.50%, 06/15/2026(a)	EUR	214	238,386
4.125%, 04/15/2026(a)	U.S.$	1,581	1,559,857
5.25%, 01/15/2029(a)		200	199,871
Jacobs Entertainment, Inc. 6.75%, 02/15/2029 (a)		131	132,793
KB Home 7.50%, 09/15/2022		494	505,532
Marriott Ownership Resorts, Inc. 4.50%, 06/15/2029(a)		206	194,652
6.125%, 09/15/2025(a)		449	460,869
Mattamy Group Corp. 4.625%, 03/01/2030(a)		170	159,636
MGM Resorts International 4.75%, 10/15/2028		126	121,812
5.50%, 04/15/2027		191	193,666
5.75%, 06/15/2025		30	30,701
Mohegan Gaming & Entertainment 8.00%, 02/01/2026(a)		223	219,237
New Home Co., Inc. (The) 7.25%, 10/15/2025(a)		211	204,120
Peninsula Pacific Entertainment LLC/Peninsula Pacific Entertainment Finance In 8.50%, 11/15/2027(a)		169	186,982
Picasso Finance Sub, Inc. 6.125%, 06/15/2025(a)		172	175,261
Premier Entertainment Sub LLC/Premier Entertainment Finance Corp. 5.625%, 09/01/2029(a)		565	486,404
5.875%, 09/01/2031(a)		535	458,081
Scientific Games Holdings LP/Scientific Games US FinCo, Inc. 6.625%, 03/01/2030(a)		96	94,598
Scientific Games International, Inc. 3.375%, 02/15/2026(a)	EUR	120	134,991
Shea Homes LP/Shea Homes Funding Corp. 4.75%, 02/15/2028-04/01/2029(a)	U.S.$	1,460	1,379,035

24 | ALLIANCEBERNSTEIN GLOBAL HIGH INCOME FUND	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Standard Industries, Inc./NJ 4.375%, 07/15/2030(a)	U.S.$	929	$851,113
4.75%, 01/15/2028(a)		211	203,070
Station Casinos LLC 4.625%, 12/01/2031(a)		186	169,709
Sugarhouse HSP Gaming Prop Mezz LP/Sugarhouse HSP Gaming Finance Corp. 5.875%, 05/15/2025(a)		1,785	1,762,291
Taylor Morrison Communities, Inc. 5.75%, 01/15/2028(a)		510	528,784
5.875%, 06/15/2027(a)		191	198,721
Taylor Morrison Communities, Inc./Taylor Morrison Holdings II, Inc. 5.875%, 04/15/2023(a)		875	888,125
Travel + Leisure Co. 4.50%, 12/01/2029(a)		911	846,207
4.625%, 03/01/2030(a)		2,415	2,246,175
6.00%, 04/01/2027		208	215,095
6.625%, 07/31/2026(a)		637	667,381
Wyndham Hotels & Resorts, Inc. 4.375%, 08/15/2028(a)		218	209,834
Wynn Las Vegas LLC/Wynn Las Vegas Capital Corp. 5.25%, 05/15/2027(a)		45	43,540
5.50%, 03/01/2025(a)		786	786,315
Wynn Resorts Finance LLC/Wynn Resorts Capital Corp. 5.125%, 10/01/2029(a)		279	262,619

			29,028,451

Consumer Cyclical - Restaurants – 0.8%
1011778 BC ULC/New Red Finance, Inc. 3.50%, 02/15/2029(a)		224	206,974
3.875%, 01/15/2028(a)		1,506	1,428,456
4.00%, 10/15/2030(a)		2,061	1,858,143
4.375%, 01/15/2028(a)		118	113,823
CEC Entertainment LLC 6.75%, 05/01/2026(a)		95	91,918
Stonegate Pub Co Financing 2019 PLC 8.00%, 07/13/2025(a)	GBP	192	255,903
Stonegate Pub Co. Financing 2019 PLC 8.25%, 07/31/2025(a)		1,245	1,664,531
Yum! Brands, Inc. 3.625%, 03/15/2031	U.S.$	237	216,237
4.625%, 01/31/2032		1,952	1,884,394
4.75%, 01/15/2030(a)		207	203,735

			7,924,114

abfunds.com	ALLIANCEBERNSTEIN GLOBAL HIGH INCOME FUND | 25

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Consumer Cyclical - Retailers – 2.3%
Arko Corp. 5.125%, 11/15/2029(a)	U.S.$	1,035	$942,399
Asbury Automotive Group, Inc. 4.625%, 11/15/2029(a)		773	719,954
5.00%, 02/15/2032(a)		332	308,855
Bath & Body Works, Inc. 5.25%, 02/01/2028		11	11,092
6.75%, 07/01/2036		285	290,885
6.875%, 11/01/2035		551	567,631
7.50%, 06/15/2029		107	115,979
7.60%, 07/15/2037		261	271,745
9.375%, 07/01/2025(a)		41	46,822
BCPE Ulysses Intermediate, Inc. 7.75% (7.75% Cash or 8.50% PIK), 04/01/2027(a)(f)		518	470,467
Bed Bath & Beyond, Inc. 5.165%, 08/01/2044		58	41,166
Dufry One BV 2.50%, 10/15/2024(a)	EUR	1,260	1,356,436
eG Global Finance PLC 6.75%, 02/07/2025(a)	U.S.$	418	415,808
FirstCash, Inc. 4.625%, 09/01/2028(a)		262	243,846
5.625%, 01/01/2030(a)		1,980	1,904,122
Foundation Building Materials, Inc. 6.00%, 03/01/2029(a)		246	222,385
Gap, Inc. (The) 3.625%, 10/01/2029(a)		526	465,929
3.875%, 10/01/2031(a)		526	459,130
Group 1 Automotive, Inc. 4.00%, 08/15/2028(a)		234	217,905
Kontoor Brands, Inc. 4.125%, 11/15/2029(a)		994	916,022
LBM Acquisition LLC 6.25%, 01/15/2029(a)		222	207,878
Levi Strauss & Co. 3.50%, 03/01/2031(a)		602	552,607
LSF9 Atlantis Holdings LLC / Victra Finance Corp. 7.75%, 02/15/2026(a)		106	101,894
Michaels Cos, Inc. (The) 5.25%, 05/01/2028(a)		1,417	1,302,162
7.875%, 05/01/2029(a)		1,378	1,174,754
Murphy Oil USA, Inc. 3.75%, 02/15/2031(a)		228	208,949
5.625%, 05/01/2027		69	69,670

26 | ALLIANCEBERNSTEIN GLOBAL HIGH INCOME FUND	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

NMG Holding Co., Inc./Neiman Marcus Group LLC 7.125%, 04/01/2026(a)	U.S.$	433	$445,614
Party City Holdings, Inc. 8.75%, 02/15/2026(a)		126	120,139
Penske Automotive Group, Inc. 3.50%, 09/01/2025		177	175,650
PetSmart, Inc./PetSmart Finance Corp. 4.75%, 02/15/2028(a)		625	604,302
7.75%, 02/15/2029(a)		1,219	1,258,838
Rite Aid Corp. 7.50%, 07/01/2025(a)		1,382	1,290,221
8.00%, 11/15/2026(a)		127	116,988
Specialty Building Products Holdings LLC/SBP Finance Corp. 6.375%, 09/30/2026(a)		605	612,129
SRS Distribution, Inc. 6.125%, 07/01/2029(a)		329	305,554
Staples, Inc. 7.50%, 04/15/2026(a)		1,017	987,115
10.75%, 04/15/2027(a)		1,361	1,211,491
TPro Acquisition Corp. 11.00%, 10/15/2024(a)		1,062	1,119,399
White Cap Buyer LLC 6.875%, 10/15/2028(a)		161	152,598
White Cap Parent LLC 8.25%, 03/15/2026(a)(f)		329	324,222
William Carter Co. (The) 5.50%, 05/15/2025(a)		438	452,428
Wolverine World Wide, Inc. 4.00%, 08/15/2029(a)		1,040	924,070

			23,707,250

Consumer Non-Cyclical – 6.1%
180 Medical, Inc. 3.875%, 10/15/2029(a)		1,040	986,830
AdaptHealth LLC 4.625%, 08/01/2029(a)		266	242,686
6.125%, 08/01/2028(a)		288	285,725
AHP Health Partners, Inc. 5.75%, 07/15/2029(a)		988	920,165
Albertsons Cos., Inc./Safeway, Inc./New Albertsons LP/Albertsons LLC 3.50%, 03/15/2029(a)		77	69,510
4.625%, 01/15/2027(a)		615	595,230
4.875%, 02/15/2030(a)		200	194,051
5.875%, 02/15/2028(a)		99	98,845
7.50%, 03/15/2026(a)		201	212,721

abfunds.com	ALLIANCEBERNSTEIN GLOBAL HIGH INCOME FUND | 27

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Avantor Funding, Inc. 4.625%, 07/15/2028(a)	U.S.$	120	$118,518
B&G Foods, Inc. 5.25%, 04/01/2025		217	212,351
Bausch Health Americas, Inc. 8.50%, 01/31/2027(a)		543	541,412
Bausch Health Cos., Inc. 4.875%, 06/01/2028(a)		2,751	2,634,589
5.00%, 02/15/2029(a)		93	72,470
5.25%, 01/30/2030(a)		123	96,834
6.125%, 04/15/2025(a)		417	420,258
6.25%, 02/15/2029(a)		116	95,832
7.00%, 01/15/2028(a)		204	182,788
7.25%, 05/30/2029(a)		365	311,595
CD&R Smokey Buyer, Inc. 6.75%, 07/15/2025(a)		72	74,320
Charles River Laboratories International, Inc. 3.75%, 03/15/2029(a)		770	727,065
4.00%, 03/15/2031(a)		1,241	1,171,665
CHS/Community Health Systems, Inc. 4.75%, 02/15/2031(a)		493	465,885
5.625%, 03/15/2027(a)		416	423,878
6.125%, 04/01/2030(a)		3,702	3,454,068
6.875%, 04/01/2028-04/15/2029(a)		2,114	2,028,600
Cidron Aida Finco SARL 5.00%, 04/01/2028(a)	EUR	236	244,568
DaVita, Inc. 3.75%, 02/15/2031(a)	U.S.$	1,000	877,158
4.625%, 06/01/2030(a)		2,143	2,002,870
Emergent BioSolutions, Inc. 3.875%, 08/15/2028(a)		1,516	1,359,772
Encompass Health Corp. 4.75%, 02/01/2030		140	134,712
Endo Luxembourg Finance Co. I SARL/Endo US, Inc. 6.125%, 04/01/2029(a)		529	482,569
Global Medical Response, Inc. 6.50%, 10/01/2025(a)		495	492,202
Grifols Escrow Issuer SA 3.875%, 10/15/2028(a)	EUR	1,337	1,406,521
4.75%, 10/15/2028(a)	U.S.$	836	792,985
Gruenenthal GmbH 4.125%, 05/15/2028(a)	EUR	205	220,664
HLF Financing SARL LLC/Herbalife International, Inc. 4.875%, 06/01/2029(a)	U.S.$	94	82,506

28 | ALLIANCEBERNSTEIN GLOBAL HIGH INCOME FUND	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Hologic, Inc. 3.25%, 02/15/2029(a)	U.S.$	236	$220,312
IQVIA, Inc. 2.25%, 03/15/2029(a)	EUR	862	873,749
5.00%, 05/15/2027(a)	U.S.$	212	214,466
Jazz Securities DAC 4.375%, 01/15/2029(a)		942	914,300
Kronos Acquisition Holdings, Inc./KIK Custom Products, Inc. 7.00%, 12/31/2027(a)		2,451	1,972,781
Lamb Weston Holdings, Inc. 4.125%, 01/31/2030(a)		1,343	1,254,325
4.375%, 01/31/2032(a)		1,240	1,157,822
Legacy LifePoint Health LLC 4.375%, 02/15/2027(a)		2,626	2,540,041
LifePoint Health, Inc. 5.375%, 01/15/2029(a)		65	61,489
Mallinckrodt International Finance SA/Mallinckrodt CB LLC 5.50%, 04/15/2025(a)(e)(k)		125	61,284
5.625%, 10/15/2023(a)(e)(k)		311	152,283
ModivCare, Inc. 5.875%, 11/15/2025(a)		218	220,242
Mozart Debt Merger Sub, Inc. 3.875%, 04/01/2029(a)		1,566	1,448,477
5.25%, 10/01/2029(a)		3,212	2,988,415
Nidda Healthcare Holding GmbH 3.50%, 09/30/2024(a)	EUR	1,470	1,560,043
Option Care Health, Inc. 4.375%, 10/31/2029(a)	U.S.$	1,384	1,303,704
Organon & Co./Organon Foreign Debt Co-Issuer BV 5.125%, 04/30/2031(a)		363	349,775
Owens & Minor, Inc. 4.50%, 03/31/2029(a)		202	192,956
6.625%, 04/01/2030(a)		76	78,198
Par Pharmaceutical, Inc. 7.50%, 04/01/2027(a)		981	915,748
Paysafe Finance PLC/Paysafe Holdings US Corp. 4.00%, 06/15/2029(a)		990	840,263
Performance Food Group, Inc. 4.25%, 08/01/2029(a)		995	906,025
Post Holdings, Inc. 4.50%, 09/15/2031(a)		1,870	1,657,370
4.625%, 04/15/2030(a)		821	740,370
5.50%, 12/15/2029(a)		1,059	1,019,304

abfunds.com	ALLIANCEBERNSTEIN GLOBAL HIGH INCOME FUND | 29

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

5.625%, 01/15/2028(a)	U.S.$	798	$783,735
5.75%, 03/01/2027(a)		66	66,422
Primo Water Holdings, Inc. 4.375%, 04/30/2029(a)		148	134,102
Radiology Partners, Inc. 9.25%, 02/01/2028(a)		1,599	1,606,641
RegionalCare Hospital Partners Holdings, Inc./LifePoint Health, Inc. 9.75%, 12/01/2026(a)		775	811,389
RP Escrow Issuer LLC 5.25%, 12/15/2025(a)		399	390,232
Spectrum Brands, Inc. 3.875%, 03/15/2031(a)		1,369	1,206,231
4.00%, 10/01/2026(a)	EUR	530	581,692
Sunshine Mid BV 6.50%, 05/15/2026(a)		823	912,402
Tempur Sealy International, Inc. 3.875%, 10/15/2031(a)	U.S.$	1,264	1,083,940
Tenet Healthcare Corp. 4.375%, 01/15/2030(a)		2,406	2,311,601
4.625%, 07/15/2024		43	43,197
4.625%, 09/01/2024-06/15/2028(a)		247	247,322
6.125%, 10/01/2028(a)		224	227,684
Triton Water Holdings, Inc. 6.25%, 04/01/2029(a)		719	614,417
US Acute Care Solutions LLC 6.375%, 03/01/2026(a)		942	931,406
US Foods, Inc. 4.625%, 06/01/2030(a)		675	625,325
4.75%, 02/15/2029(a)		743	710,656
US Renal Care, Inc. 10.625%, 07/15/2027(a)		791	755,321
Vector Group Ltd. 10.50%, 11/01/2026(a)		138	141,368
Vizient, Inc. 6.25%, 05/15/2027(a)		222	228,810

			62,792,053

Energy – 6.7%
Aethon United BR LP/Aethon United Finance Corp. 8.25%, 02/15/2026(a)		68	70,759
Antero Midstream Partners LP/Antero Midstream Finance Corp. 7.875%, 05/15/2026(a)		207	224,090
Antero Resources Corp. 7.625%, 02/01/2029(a)		41	44,387
8.375%, 07/15/2026(a)		39	43,115

30 | ALLIANCEBERNSTEIN GLOBAL HIGH INCOME FUND	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Apache Corp. 4.25%, 01/15/2030	U.S.$	221	$222,969
5.10%, 09/01/2040		134	135,656
6.00%, 01/15/2037		74	82,940
Ascent Resources Utica Holdings LLC/ARU Finance Corp. 7.00%, 11/01/2026(a)		203	208,391
Athabasca Oil Corp. 9.75%, 11/01/2026(a)		1,346	1,433,490
Baytex Energy Corp. 8.75%, 04/01/2027(a)		214	230,600
Berry Petroleum Co. LLC 7.00%, 02/15/2026(a)		471	465,330
Blue Racer Midstream LLC/Blue Racer Finance Corp. 6.625%, 07/15/2026(a)		284	288,573
7.625%, 12/15/2025(a)		572	599,199
Buckeye Partners LP 4.125%, 03/01/2025(a)		152	149,936
4.125%, 12/01/2027		214	204,589
4.50%, 03/01/2028(a)		214	205,178
California Resources Corp. 7.125%, 02/01/2026(a)		206	214,533
Callon Petroleum Co. 8.00%, 08/01/2028(a)		48	50,819
Callon Petroleum, Co. 8.25%, 07/15/2025		301	304,055
9.00%, 04/01/2025(a)		799	849,230
Calumet Specialty Products Partners LP/Calumet Finance Corp. 11.00%, 04/15/2025(a)		209	216,869
Cheniere Energy Partners LP 4.50%, 10/01/2029		603	605,943
Chesapeake Energy Corp. 5.50%, 02/01/2026(a)		156	159,930
5.875%, 02/01/2029(a)		135	139,474
Citgo Holding, Inc. 9.25%, 08/01/2024(a)		478	482,919
CITGO Petroleum Corp. 6.375%, 06/15/2026(a)		471	474,020
7.00%, 06/15/2025(a)		1,781	1,801,762
Civitas Resources, Inc. 5.00%, 10/15/2026(a)		1,370	1,358,289
7.50%, 04/30/2026		36	36,367
CNX Resources Corp. 6.00%, 01/15/2029(a)		967	978,896
7.25%, 03/14/2027(a)		218	229,900

abfunds.com	ALLIANCEBERNSTEIN GLOBAL HIGH INCOME FUND | 31

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Comstock Resources, Inc. 6.75%, 03/01/2029(a)	U.S.$	794	$817,368
7.50%, 05/15/2025(a)		348	354,961
CQP Holdco LP/BIP-V Chinook Holdco LLC 5.50%, 06/15/2031(a)		1,467	1,446,561
Crescent Energy Finance LLC 7.25%, 05/01/2026(a)		1,479	1,488,155
Crestwood Midstream Partners LP/Crestwood Midstream Finance Corp. 5.625%, 05/01/2027(a)		227	225,140
6.00%, 02/01/2029(a)		108	107,782
CrownRock LP/CrownRock Finance, Inc. 5.625%, 10/15/2025(a)		200	203,852
CVR Energy, Inc. 5.25%, 02/15/2025(a)		238	231,201
DCP Midstream LLC 5.85%, 05/21/2043(a)		211	196,835
DCP Midstream Operating LP 6.75%, 09/15/2037(a)		156	183,148
Diamond Foreign Asset Co./Diamond Finance LLC 9.00% (9.00% Cash or 13.00 % PIK), 04/22/2027(a)(f)		90	89,070
9.00% (9.00% Cash or 13.00 % PIK), 04/22/2027(f)		79	78,009
Encino Acquisition Partners Holdings LLC 8.50%, 05/01/2028(a)		1,848	1,904,689
EnLink Midstream LLC 5.625%, 01/15/2028(a)		1,361	1,388,494
EnLink Midstream Partners LP 4.40%, 04/01/2024		67	67,918
5.05%, 04/01/2045		807	659,037
5.45%, 06/01/2047		666	566,081
5.60%, 04/01/2044		104	90,499
Series C 6.00%, 12/15/2022(l)		2,734	2,029,112
EQM Midstream Partners LP 4.50%, 01/15/2029(a)		742	697,253
4.75%, 01/15/2031(a)		707	662,904
6.50%, 07/15/2048		99	96,345
Genesis Energy LP/Genesis Energy Finance Corp. 5.625%, 06/15/2024		412	409,922
6.25%, 05/15/2026		222	214,823
6.50%, 10/01/2025		781	770,576
7.75%, 02/01/2028		643	646,522
8.00%, 01/15/2027		1,113	1,144,961

32 | ALLIANCEBERNSTEIN GLOBAL HIGH INCOME FUND	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Global Partners LP/GLP Finance Corp. 6.875%, 01/15/2029	U.S.$	439	$434,543
7.00%, 08/01/2027		485	487,830
Gulfport Energy Corp. 6.00%, 10/15/2024(e)		589	59
6.375%, 05/15/2025-01/15/2026(e)		3,257	326
6.625%, 05/01/2023(e)		161	16
8.00%, 05/17/2026		52	54,369
8.00%, 05/17/2026(a)		1,173	1,222,475
Harbour Energy PLC 5.50%, 10/15/2026(a)		725	716,463
Harvest Midstream I LP 7.50%, 09/01/2028(a)		49	49,985
Hess Midstream Operations LP 5.125%, 06/15/2028(a)		226	226,064
5.625%, 02/15/2026(a)		1,804	1,849,654
Hilcorp Energy I LP/Hilcorp Finance Co. 5.75%, 02/01/2029(a)		420	420,172
6.00%, 02/01/2031(a)		435	439,811
6.25%, 11/01/2028(a)		220	222,646
Ithaca Energy North Sea PLC 9.00%, 07/15/2026(a)		1,574	1,618,925
ITT Holdings LLC 6.50%, 08/01/2029(a)		2,660	2,447,829
KLX Energy Services Holdings, Inc. 11.50%, 11/01/2025(a)		64	43,213
Laredo Petroleum, Inc. 9.50%, 01/15/2025		221	230,600
Matador Resources Co. 5.875%, 09/15/2026		225	229,251
MEG Energy Corp. 5.875%, 02/01/2029(a)		229	232,157
7.125%, 02/01/2027(a)		221	231,517
Moss Creek Resources Holdings, Inc. 7.50%, 01/15/2026(a)		1,638	1,511,921
10.50%, 05/15/2027(a)		184	180,361
Murphy Oil Corp. 5.75%, 08/15/2025		52	53,063
5.875%, 12/01/2027		225	228,949
6.375%, 07/15/2028		199	207,445
Nabors Industries Ltd. 7.25%, 01/15/2026(a)		492	489,790
7.50%, 01/15/2028(a)		2,085	2,032,298
Nabors Industries, Inc. 7.375%, 05/15/2027(a)		1,035	1,075,143
Neptune Energy Bondco PLC 6.625%, 05/15/2025(a)		400	401,914

abfunds.com	ALLIANCEBERNSTEIN GLOBAL HIGH INCOME FUND | 33

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

New Fortress Energy, Inc. 6.50%, 09/30/2026(a)	U.S.$	33	$32,637
6.75%, 09/15/2025(a)		1,440	1,449,598
NGL Energy Operating LLC/NGL Energy Finance Corp. 7.50%, 02/01/2026(a)		2,003	1,968,108
NGL Energy Partners LP/NGL Energy Finance Corp. 7.50%, 11/01/2023		224	214,507
NuStar Logistics LP 6.00%, 06/01/2026		142	143,693
Occidental Petroleum Corp. 4.40%, 08/15/2049		121	114,220
5.50%, 12/01/2025		192	202,159
5.55%, 03/15/2026		204	216,679
5.875%, 09/01/2025		21	22,316
6.125%, 01/01/2031		365	410,625
6.375%, 09/01/2028		8	9,009
6.45%, 09/15/2036		128	150,424
6.60%, 03/15/2046		35	41,450
6.625%, 09/01/2030		191	219,183
7.50%, 05/01/2031		179	218,718
8.50%, 07/15/2027		184	217,788
8.875%, 07/15/2030		173	222,452
PBF Holding Co. LLC/PBF Finance Corp. 7.25%, 06/15/2025		79	71,641
9.25%, 05/15/2025(a)		1,091	1,122,508
PBF Logistics LP/PBF Logistics Finance Corp. 6.875%, 05/15/2023		112	111,709
PDC Energy, Inc. 5.75%, 05/15/2026		2,013	2,040,765
6.125%, 09/15/2024		593	597,566
Range Resources Corp. 8.25%, 01/15/2029		441	483,247
Renewable Energy Group, Inc. 5.875%, 06/01/2028(a)		1,608	1,729,580
Rockies Express Pipeline LLC 6.875%, 04/15/2040(a)		77	76,245
SM Energy Co. 6.50%, 07/15/2028		73	75,358
Southwestern Energy Co. 5.375%, 02/01/2029		187	189,766
5.95%, 01/23/2025		30	31,356
8.375%, 09/15/2028		429	472,210
Summit Midstream Holdings LLC/Summit Midstream Finance Corp. 8.50%, 10/15/2026(a)		1,031	985,269

34 | ALLIANCEBERNSTEIN GLOBAL HIGH INCOME FUND	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Sunnova Energy Corp. 5.875%, 09/01/2026(a)	U.S.$	647	$618,739
Sunoco LP/Sunoco Finance Corp. 4.50%, 05/15/2029		114	107,537
5.875%, 03/15/2028		774	786,090
6.00%, 04/15/2027		117	119,440
Tallgrass Energy Partners LP/Tallgrass Energy Finance Corp. 6.00%, 09/01/2031(a)		95	91,548
Talos Production, Inc. 12.00%, 01/15/2026		1,755	1,898,882
Transocean Guardian Ltd. 5.875%, 01/15/2024(a)		170	164,855
Transocean Phoenix 2 Ltd. 7.75%, 10/15/2024(a)		1,084	1,098,721
Transocean Pontus Ltd. 6.125%, 08/01/2025(a)		172	170,501
Transocean Poseidon Ltd. 6.875%, 02/01/2027(a)		215	212,527
Transocean, Inc. 7.25%, 11/01/2025(a)		359	314,068
7.50%, 01/15/2026(a)		762	661,935
11.50%, 01/30/2027(a)		445	462,239
USA Compression Partners LP/USA Compression Finance Corp. 6.875%, 04/01/2026-09/01/2027		275	276,827
Vantage Drilling International 7.125%, 04/01/2023(b)(c)(e)		1,283	– 0	–
7.50%, 11/01/2019(b)(c)(d)(e)		2,176	– 0	–
Venture Global Calcasieu Pass LLC 4.125%, 08/15/2031(a)		890	873,710
W&T Offshore, Inc. 9.75%, 11/01/2023(a)		1,099	1,090,585
Weatherford International Ltd. 8.625%, 04/30/2030(a)		159	161,663
11.00%, 12/01/2024(a)		27	28,037

			69,600,905

Other Industrial – 0.2%
AECOM 5.125%, 03/15/2027		210	214,740
IAA, Inc. 5.50%, 06/15/2027(a)		315	316,536
Interface, Inc. 5.50%, 12/01/2028(a)		258	250,599
KAR Auction Services, Inc. 5.125%, 06/01/2025(a)		483	489,030

abfunds.com	ALLIANCEBERNSTEIN GLOBAL HIGH INCOME FUND | 35

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Ritchie Bros Holdings, Inc. 4.75%, 12/15/2031(a)	U.S.$	184	$179,421
Univar Solutions USA, Inc./Washington 5.125%, 12/01/2027(a)		214	214,022

			1,664,348

Services – 3.4%
ADT Security Corp. (The) 4.125%, 06/15/2023		83	83,952
4.125%, 08/01/2029(a)		2,021	1,877,357
4.875%, 07/15/2032(a)		54	49,837
Allied Universal Holdco LLC/Allied Universal Finance Corp. 6.00%, 06/01/2029(a)		527	465,354
6.625%, 07/15/2026(a)		312	315,920
9.75%, 07/15/2027(a)		1,287	1,330,132
Allied Universal Holdco LLC/Allied Universal Finance Corp./Atlas Luxco 4 SARL 3.625%, 06/01/2028(a)	EUR	255	257,429
4.625%, 06/01/2028(a)	U.S.$	804	754,967
4.875%, 06/01/2028(a)	GBP	1,010	1,210,427
ANGI Group LLC 3.875%, 08/15/2028(a)	U.S.$	2,430	2,057,638
Aptim Corp. 7.75%, 06/15/2025(a)		1,424	1,132,602
APX Group, Inc. 5.75%, 07/15/2029(a)		2,116	1,933,156
6.75%, 02/15/2027(a)		265	270,888
Aramark Services, Inc. 5.00%, 02/01/2028(a)		224	217,267
6.375%, 05/01/2025(a)		562	577,162
ASGN, Inc. 4.625%, 05/15/2028(a)		207	202,021
Block, Inc. 2.75%, 06/01/2026(a)		1,440	1,361,743
3.50%, 06/01/2031(a)		1,474	1,355,359
Brink’s Co. (The) 4.625%, 10/15/2027(a)		195	189,813
Cars.com, Inc. 6.375%, 11/01/2028(a)		830	824,438
CWT Travel Group, Inc. 8.50%, 11/19/2026(a)		1,164	1,155,491
Elis SA 1.625%, 04/03/2028(a)	EUR	300	307,515
Garda World Security Corp. 6.00%, 06/01/2029(a)	U.S.$	99	89,045
9.50%, 11/01/2027(a)		439	450,651

36 | ALLIANCEBERNSTEIN GLOBAL HIGH INCOME FUND	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

GrubHub Holdings, Inc. 5.50%, 07/01/2027(a)	U.S.$	254	$219,860
ION Trading Technologies SARL 5.75%, 05/15/2028(a)		1,067	1,035,001
Korn Ferry 4.625%, 12/15/2027(a)		586	571,567
Millennium Escrow Corp. 6.625%, 08/01/2026(a)		1,894	1,793,990
MoneyGram International, Inc. 5.375%, 08/01/2026(a)		1,050	1,092,688
Monitronics International, Inc. 0.00%, 04/01/2020(b)(c)(d)(e)		958	– 0	–
MPH Acquisition Holdings LLC 5.50%, 09/01/2028(a)		1,020	978,429
5.75%, 11/01/2028(a)		3,593	3,246,390
Nielsen Finance LLC/Nielsen Finance Co. 4.75%, 07/15/2031(a)		137	136,804
5.625%, 10/01/2028(a)		106	106,741
5.875%, 10/01/2030(a)		85	85,196
Photo Holdings Merger Sub, Inc. 8.50%, 10/01/2026(a)		226	214,948
Prime Security Services Borrower LLC/Prime Finance, Inc. 3.375%, 08/31/2027(a)		195	178,810
5.25%, 04/15/2024(a)		25	25,614
6.25%, 01/15/2028(a)		1,619	1,585,589
Q-Park Holding I BV 2.00%, 03/01/2027(a)	EUR	245	247,396
Ritchie Bros Auctioneers, Inc. 5.375%, 01/15/2025(a)	U.S.$	366	371,271
Sabre GLBL, Inc. 9.25%, 04/15/2025(a)		378	419,242
Service Corp. International/US 3.375%, 08/15/2030		239	215,895
4.00%, 05/15/2031		166	154,879
4.625%, 12/15/2027		41	41,579
5.125%, 06/01/2029		91	92,687
Sotheby’s/Bidfair Holdings, Inc. 5.875%, 06/01/2029(a)		205	198,549
TriNet Group, Inc. 3.50%, 03/01/2029(a)		141	130,482
TripAdvisor, Inc. 7.00%, 07/15/2025(a)		422	436,258
Verisure Midholding AB 5.25%, 02/15/2029(a)	EUR	954	973,443
Verscend Escrow Corp. 9.75%, 08/15/2026(a)	U.S.$	551	573,505

abfunds.com	ALLIANCEBERNSTEIN GLOBAL HIGH INCOME FUND | 37

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

WASH Multifamily Acquisition, Inc. 5.75%, 04/15/2026(a)	U.S.$	8	$8,042
ZipRecruiter, Inc. 5.00%, 01/15/2030(a)		1,625	1,586,469

			35,191,488

Technology – 2.7%
Ahead DB Holdings LLC 6.625%, 05/01/2028(a)		725	648,374
Austin BidCo, Inc. 7.125%, 12/15/2028(a)		717	671,227
Avaya, Inc. 6.125%, 09/15/2028(a)		2,343	2,307,236
Cablevision Lightpath LLC 5.625%, 09/15/2028(a)		1,060	966,067
Change Healthcare Holdings LLC/Change Healthcare Finance, Inc. 5.75%, 03/01/2025(a)		231	230,964
Clarivate Science Holdings Corp. 4.875%, 07/01/2029(a)		173	163,189
CommScope Technologies LLC 5.00%, 03/15/2027(a)		220	191,303
CommScope, Inc. 4.75%, 09/01/2029(a)		2,283	2,106,512
6.00%, 03/01/2026(a)		276	279,096
Conduent Business Services LLC/Conduent State & Local Solutions, Inc. 6.00%, 11/01/2029(a)		14	13,267
Elastic NV 4.125%, 07/15/2029(a)		694	645,175
Imola Merger Corp. 4.75%, 05/15/2029(a)		968	932,140
LogMeIn, Inc. 5.50%, 09/01/2027(a)		551	515,634
Minerva Merger Sub, Inc. 6.50%, 02/15/2030(a)		3,014	2,924,052
NCR Corp. 5.125%, 04/15/2029(a)		3,420	3,289,161
5.75%, 09/01/2027(a)		71	71,165
Pitney Bowes, Inc. 6.875%, 03/15/2027(a)		485	459,246
Playtech PLC 4.25%, 03/07/2026(a)	EUR	101	111,796
Playtika Holding Corp. 4.25%, 03/15/2029(a)	U.S.$	1,117	1,033,508
Presidio Holdings, Inc. 4.875%, 02/01/2027(a)		98	96,866
8.25%, 02/01/2028(a)		1,374	1,404,922

38 | ALLIANCEBERNSTEIN GLOBAL HIGH INCOME FUND	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Rackspace Technology Global, Inc. 3.50%, 02/15/2028(a)	U.S.$	2,555	$2,288,511
5.375%, 12/01/2028(a)		82	71,215
Science Applications International Corp. 4.875%, 04/01/2028(a)		105	104,020
Seagate HDD Cayman 3.375%, 07/15/2031		45	40,063
4.091%, 06/01/2029		1,382	1,339,743
4.125%, 01/15/2031		38	36,011
4.875%, 03/01/2024-06/01/2027		281	289,279
5.75%, 12/01/2034		61	62,386
Sensata Technologies BV 4.875%, 10/15/2023(a)		131	135,406
5.00%, 10/01/2025(a)		208	211,778
5.625%, 11/01/2024(a)		205	213,038
Sensata Technologies, Inc. 3.75%, 02/15/2031(a)		1,100	1,019,018
TTM Technologies, Inc. 4.00%, 03/01/2029(a)		263	245,144
Vericast Corp. 11.00%, 09/15/2026(a)		130	126,883
Veritas US, Inc./Veritas Bermuda Ltd. 7.50%, 09/01/2025(a)		2,981	2,828,994
Xerox Corp. 6.75%, 12/15/2039		42	42,325
Xerox Holdings Corp. 5.00%, 08/15/2025(a)		108	109,211
5.50%, 08/15/2028(a)		226	220,796

			28,444,721

Transportation - Airlines – 0.3%
American Airlines Pass Through Trust 3.375%, 05/01/2027		62	58,773
American Airlines, Inc. 11.75%, 07/15/2025(a)		190	221,929
American Airlines, Inc./AAdvantage Loyalty IP Ltd. 5.50%, 04/20/2026(a)		1,111	1,110,170
5.75%, 04/20/2029(a)		1,115	1,111,182
Hawaiian Brand Intellectual Property Ltd./HawaiianMiles Loyalty Ltd. 5.75%, 01/20/2026(a)		507	507,691
Spirit Loyalty Cayman Ltd./Spirit IP Cayman Ltd. 8.00%, 09/20/2025(a)		440	468,395

			3,478,140

abfunds.com	ALLIANCEBERNSTEIN GLOBAL HIGH INCOME FUND | 39

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Transportation - Services – 0.8%
AerCap Global Aviation Trust 6.50%, 06/15/2045(a)	U.S.$	400	$390,739
Albion Financing 1 SARL/Aggreko Holdings, Inc. 5.25%, 10/15/2026(a)	EUR	625	681,423
6.125%, 10/15/2026(a)	U.S.$	517	498,883
Avis Budget Car Rental LLC/Avis Budget Finance, Inc. 4.75%, 04/01/2028(a)		53	50,921
5.75%, 07/15/2027(a)		1,031	1,030,898
BCP V Modular Services 6.75%, 11/30/2029	EUR	1,214	1,217,127
BCP V Modular Services Finance II PLC 4.75%, 11/30/2028(a)		132	139,916
Cargo Aircraft Management, Inc. 4.75%, 02/01/2028(a)	U.S.$	193	188,158
EC Finance PLC 3.00%, 10/15/2026	EUR	302	328,193
Herc Holdings, Inc. 5.50%, 07/15/2027(a)	U.S.$	181	183,502
Loxam SAS 2.875%, 04/15/2026(a)	EUR	301	319,738
4.50%, 02/15/2027		629	689,223
PROG Holdings, Inc. 6.00%, 11/15/2029(a)	U.S.$	1,985	1,841,575
United Rentals North America, Inc. 5.50%, 05/15/2027		418	431,880

			7,992,176

			484,688,975

Financial Institutions – 7.1%
Banking – 2.2%
Alliance Data Systems Corp. 4.75%, 12/15/2024(a)		1,253	1,233,624
7.00%, 01/15/2026(a)		600	609,750
Ally Financial, Inc. Series B 4.70%, 05/15/2026(l)		2,950	2,770,324
Series C 4.70%, 05/15/2028(l)		256	232,960
Banco Bilbao Vizcaya Argentaria SA 5.875%, 05/24/2022(a)(l)	EUR	400	444,661
Series 9 6.50%, 03/05/2025(l)	U.S.$	1,200	1,204,785
Banco Santander SA 6.75%, 04/25/2022(a)(l)	EUR	2,000	2,219,532

40 | ALLIANCEBERNSTEIN GLOBAL HIGH INCOME FUND	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

CaixaBank SA 5.875%, 10/09/2027(a)(l)	EUR	1,000	$1,166,329
Credit Suisse Group AG 6.25%, 12/18/2024(a)(l)	U.S.$	1,404	1,418,917
6.375%, 08/21/2026(a)(l)		1,290	1,276,602
7.50%, 07/17/2023(a)(l)		1,820	1,845,406
Discover Financial Services Series D 6.125%, 06/23/2025(l)		3,470	3,613,916
Freedom Mortgage Corp. 6.625%, 01/15/2027(a)		41	38,035
7.625%, 05/01/2026(a)		226	215,893
8.25%, 04/15/2025(a)		222	221,466
Intesa Sanpaolo SpA 4.198%, 06/01/2032(a)		232	205,304
5.017%, 06/26/2024(a)		540	543,322
5.71%, 01/15/2026(a)		1,444	1,478,634
Societe Generale SA 8.00%, 09/29/2025(a)(l)		2,608	2,811,323

			23,550,783

Brokerage – 0.5%
Advisor Group Holdings, Inc. 10.75%, 08/01/2027(a)		950	1,021,875
Jane Street Group/JSG Finance, Inc. 4.50%, 11/15/2029(a)		1,014	960,541
Lehman Brothers Holdings, Inc. 6.875%, 05/04/2018(d)(e)		1,690	8,788
LPL Holdings, Inc. 4.375%, 05/15/2031(a)		209	202,290
NFP Corp. 6.875%, 08/15/2028(a)		2,964	2,830,233

			5,023,727

Finance – 1.8%
Air Lease Corp. Series B 4.65%, 06/15/2026(l)		1,229	1,111,906
Aircastle Ltd. 5.25%, 06/15/2026(a)(l)		1,374	1,245,034
Castlelake Aviation Finance DAC 5.00%, 04/15/2027(a)		1,036	924,984
CNG Holdings, Inc. 12.50%, 06/15/2024(a)		861	815,691
Curo Group Holdings Corp. 7.50%, 08/01/2028(a)		2,657	2,284,536
Enact Holdings, Inc. 6.50%, 08/15/2025(a)		221	228,392

abfunds.com	ALLIANCEBERNSTEIN GLOBAL HIGH INCOME FUND | 41

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Enova International, Inc. 8.50%, 09/01/2024-09/15/2025(a)	U.S.$	2,339	$2,328,184
goeasy Ltd. 4.375%, 05/01/2026(a)		389	368,623
HighTower Holding, LLC 6.75%, 04/15/2029(a)		2,936	2,889,380
Home Point Capital, Inc. 5.00%, 02/01/2026(a)		9	7,376
Icahn Enterprises LP/Icahn Enterprises Finance Corp. 4.375%, 02/01/2029		125	114,634
4.75%, 09/15/2024		149	149,747
6.25%, 05/15/2026		189	193,954
ILFC E-Capital Trust II 4.30% (H15T 30 Year + 1.80%), 12/21/2065(a)(i)		2,000	1,617,224
Jefferies Finance LLC/JFIN Co-Issuer Corp. 5.00%, 08/15/2028(a)		350	335,774
LD Holdings Group LLC 6.50%, 11/01/2025(a)		198	187,187
Lincoln Financing SARL 3.625%, 04/01/2024(a)	EUR	390	430,941
Midcap Financial Issuer Trust 5.625%, 01/15/2030(a)	U.S.$	216	191,136
Nationstar Mortgage Holdings, Inc. 5.125%, 12/15/2030(a)		190	175,755
Navient Corp. 4.875%, 03/15/2028		982	903,777
5.00%, 03/15/2027		220	210,394
5.50%, 03/15/2029		79	73,828
5.625%, 08/01/2033		87	73,203
OneMain Finance Corp. 3.50%, 01/15/2027		174	161,122
5.375%, 11/15/2029		124	120,672
8.875%, 06/01/2025		200	210,834
PennyMac Financial Services, Inc. 4.25%, 02/15/2029(a)		41	35,175
5.375%, 10/15/2025(a)		231	228,310
5.75%, 09/15/2031(a)		207	185,350
Quicken Loans LLC/Quicken Loans Co-Issuer, Inc. 3.625%, 03/01/2029(a)		225	205,579
SLM Corp. 3.125%, 11/02/2026		15	13,919
4.20%, 10/29/2025		199	197,469
Springleaf Finance Corp. 7.125%, 03/15/2026		180	192,425

42 | ALLIANCEBERNSTEIN GLOBAL HIGH INCOME FUND	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

United Wholesale Mortgage LLC 5.75%, 06/15/2027(a)	U.S.$	15	$13,940
VistaJet Malta Finance PLC/XO Management Holding, Inc. 6.375%, 02/01/2030(a)		15	14,077

			18,440,532

Insurance – 0.7%
Acrisure LLC/Acrisure Finance, Inc. 7.00%, 11/15/2025(a)		491	489,915
10.125%, 08/01/2026(a)		1,086	1,162,499
Alliant Holdings Intermediate LLC/Alliant Holdings Co-Issuer 6.75%, 10/15/2027(a)		196	193,798
AmWINS Group, Inc. 4.875%, 06/30/2029(a)		324	309,507
Ardonagh Midco 2 PLC 11.50% (11.50% Cash or 12.75% PIK), 01/15/2027(a)(f)		1,811	1,919,626
AssuredPartners, Inc. 5.625%, 01/15/2029(a)		2,110	1,942,237
Enstar Finance LLC 5.50%, 01/15/2042		171	162,653
HUB International Ltd. 7.00%, 05/01/2026(a)		292	295,584
MBIA, Inc. 5.70%, 12/01/2034		16	15,367
MGIC Investment Corp. 5.25%, 08/15/2028		189	186,844
Molina Healthcare, Inc. 3.875%, 11/15/2030-05/15/2032(a)		330	315,798

			6,993,828

Other Finance – 0.5%
Asteroid Private Merger Sub, Inc. 8.50%, 11/15/2029(a)		1,967	1,899,082
Coinbase Global, Inc. 3.375%, 10/01/2028(a)		852	752,902
3.625%, 10/01/2031(a)		147	126,173
Intrum AB 3.00%, 09/15/2027(a)	EUR	360	366,197
3.125%, 07/15/2024(a)		489	536,749
3.50%, 07/15/2026(a)		705	747,479
4.875%, 08/15/2025		683	760,613

			5,189,195

REITs – 1.4%
ADLER Group SA 2.75%, 11/13/2026(a)		200	184,773

abfunds.com	ALLIANCEBERNSTEIN GLOBAL HIGH INCOME FUND | 43

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Aedas Homes Opco Sl 4.00%, 08/15/2026	EUR	1,580	$1,714,644
Brookfield Property REIT, Inc./BPR Cumulus LLC/BPR Nimbus LLC/GGSI Sellco LL 4.50%, 04/01/2027(a)	U.S.$	2,519	2,357,343
5.75%, 05/15/2026(a)		406	402,170
Cushman & Wakefield US Borrower LLC 6.75%, 05/15/2028(a)		199	207,949
Diversified Healthcare Trust 9.75%, 06/15/2025		953	1,008,054
Iron Mountain, Inc. 4.875%, 09/15/2027(a)		224	221,487
5.25%, 03/15/2028(a)		1,576	1,560,867
5.625%, 07/15/2032(a)		81	79,893
iStar, Inc. 4.25%, 08/01/2025		228	224,303
Ladder Capital Finance Holdings LLLP/Ladder Capital Finance Corp. 4.75%, 06/15/2029(a)		99	93,408
MGM Growth Properties Operating Partnership LP/MGP Finance Co-Issuer, Inc. 3.875%, 02/15/2029(a)		56	55,424
4.50%, 09/01/2026		68	68,465
5.625%, 05/01/2024		207	213,232
5.75%, 02/01/2027		970	1,028,880
Neinor Homes SA 4.50%, 10/15/2026(a)	EUR	786	843,461
Park Intermediate Holdings LLC/PK Domestic Property LLC/PK Finance Co-Issuer 4.875%, 05/15/2029(a)	U.S.$	1,062	997,039
7.50%, 06/01/2025(a)		207	216,005
Realogy Group LLC/Realogy Co-Issuer Corp. 5.25%, 04/15/2030(a)		80	73,608
5.75%, 01/15/2029(a)		225	211,970
RHP Hotel Properties LP/RHP Finance Corp. 4.50%, 02/15/2029(a)		118	110,938
Service Properties Trust 4.95%, 10/01/2029		56	48,329
Uniti Group LP/Uniti Group Finance, Inc./CSL Capital LLC 4.75%, 04/15/2028(a)		222	209,806
Via Celere Desarrollos 5.25%, 04/01/2026	EUR	771	848,003

44 | ALLIANCEBERNSTEIN GLOBAL HIGH INCOME FUND	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

VICI Properties LP/VICI Note Co., Inc. 3.50%, 02/15/2025(a)	U.S.$	218	$214,708
4.25%, 12/01/2026(a)		53	52,831
Vivion Investments SARL 3.00%, 08/08/2024(a)	EUR	1,000	1,063,913
3.50%, 11/01/2025(a)		400	423,404

			14,734,907

			73,932,972

Utility – 1.2%
Electric – 1.0%
Algonquin Power & Utilities Corp. 4.75%, 01/18/2082	U.S.$	200	187,112
Calpine Corp. 3.75%, 03/01/2031(a)		3,323	2,977,573
5.125%, 03/15/2028(a)		497	474,122
ContourGlobal Power Holdings SA 3.125%, 01/01/2028(a)	EUR	167	171,477
FirstEnergy Corp. Series C 3.40%, 03/01/2050	U.S.$	16	13,490
NRG Energy, Inc. 3.375%, 02/15/2029(a)		234	208,415
5.25%, 06/15/2029(a)		64	62,523
6.625%, 01/15/2027		7	7,224
Vistra Corp. 7.00%, 12/15/2026(a)(l)		835	812,844
8.00%, 10/15/2026(a)(l)		1,003	1,009,193
Vistra Operations Co. LLC 4.375%, 05/01/2029(a)		4,724	4,463,543
5.00%, 07/31/2027(a)		200	196,681

			10,584,197

Other Utility – 0.2%
Solaris Midstream Holdings LLC 7.625%, 04/01/2026(a)		1,835	1,891,696

			12,475,893

Total Corporates - Non-Investment Grade (cost $597,303,148)			571,097,840

CORPORATES - INVESTMENT GRADE – 10.0%
Financial Institutions – 5.5%
Banking – 2.9%
Ally Financial, Inc. 5.75%, 11/20/2025		113	118,988
8.00%, 11/01/2031		39	48,792

abfunds.com	ALLIANCEBERNSTEIN GLOBAL HIGH INCOME FUND | 45

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Banco Santander SA 4.175%, 03/24/2028	U.S.$	800	$804,030
5.179%, 11/19/2025		400	413,435
Bank of America Corp. Series DD 6.30%, 03/10/2026(l)		3,043	3,234,224
Series Z 6.50%, 10/23/2024(l)		57	59,883
Barclays Bank PLC 6.86%, 06/15/2032(a)(l)		166	211,810
Barclays PLC 7.125%, 06/15/2025(l)	GBP	404	558,602
7.25%, 03/15/2023(a)(l)		219	295,425
Citigroup, Inc. 5.95%, 01/30/2023(l)	U.S.$	2,689	2,717,874
Series W 4.00%, 12/10/2025(l)		413	396,662
Credit Agricole SA 8.125%, 12/23/2025(a)(l)		1,461	1,627,189
8.125%, 03/23/2171(l)		448	498,714
Deutsche Bank AG 4.296%, 05/24/2028		400	396,398
4.875%, 12/01/2032		400	386,087
5.882%, 07/08/2031		200	206,977
First-Citizens Bank & Trust Co. 3.929%, 06/19/2024		364	367,555
Goldman Sachs Group, Inc. (The) Series P 5.00%, 11/10/2022(l)		2,134	2,039,241
HSBC Holdings PLC 4.762%, 03/29/2033		901	925,652
6.00%, 09/29/2023(a)(l)	EUR	1,819	2,108,838
Series E 4.75%, 07/04/2029(a)(l)		1,595	1,772,943
ING Groep NV 6.50%, 04/16/2025(l)	U.S.$	520	538,931
6.875%, 04/16/2022(a)(l)		250	250,425
Lloyds Banking Group PLC 3.369%, 12/14/2046		443	369,785
7.625%, 06/27/2023(a)(l)	GBP	1,760	2,403,059
Nordea Bank Abp 6.625%, 03/26/2026(a)(l)	U.S.$	3,065	3,223,551
Regions Bank/Birmingham AL 6.45%, 06/26/2037		1,500	1,868,864
Standard Chartered PLC 7.75%, 04/02/2023(a)(l)		440	457,147

46 | ALLIANCEBERNSTEIN GLOBAL HIGH INCOME FUND	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Swedbank AB Series NC5 5.625%, 09/17/2024(a)(l)	U.S.$	1,000	$1,007,980
UBS Group AG 7.00%, 02/19/2025(a)(l)		620	657,501
UniCredit SpA 5.459%, 06/30/2035(a)		200	190,999
5.861%, 06/19/2032(a)		401	394,224

			30,551,785

Brokerage – 0.1%
Charles Schwab Corp. (The) Series I 4.00%, 06/01/2026(l)		1,251	1,200,452

Finance – 0.7%
AerCap Ireland Capital DAC/AerCap Global Aviation Trust 3.30%, 01/30/2032		1,371	1,237,678
Aircastle Ltd. 4.25%, 06/15/2026		33	32,543
5.25%, 08/11/2025(a)		2,239	2,283,281
Aviation Capital Group LLC 3.50%, 11/01/2027(a)		295	279,427
4.125%, 08/01/2025(a)		395	391,902
4.875%, 10/01/2025(a)		319	323,968
Huarong Finance 2017 Co., Ltd. 3.75%, 04/27/2022(a)		215	215,021
4.75%, 04/27/2027(a)		200	196,000
Huarong Finance 2019 Co., Ltd. 3.75%, 05/29/2024(a)		343	336,140
Huarong Finance II Co., Ltd. 4.875%, 11/22/2026(a)		430	423,550
5.50%, 01/16/2025(a)		1,082	1,100,394

			6,819,904

Insurance – 1.5%
Allstate Corp. (The) 6.50%, 05/15/2057		1,657	1,992,716
Centene Corp. 2.45%, 07/15/2028		220	200,993
2.625%, 08/01/2031		2,925	2,604,206
3.375%, 02/15/2030		214	201,570
4.625%, 12/15/2029		226	228,332
Global Atlantic Fin Co. 4.70%, 10/15/2051(a)		39	36,782
Liberty Mutual Group, Inc. 4.125%, 12/15/2051(a)		43	40,240

abfunds.com	ALLIANCEBERNSTEIN GLOBAL HIGH INCOME FUND | 47

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

7.80%, 03/15/2037(a)	U.S.$	2,559	$3,324,408
MetLife, Inc. 10.75%, 08/01/2039		2,350	3,414,365
Prudential Financial, Inc. 5.20%, 03/15/2044		340	338,891
5.625%, 06/15/2043		1,082	1,096,037
Transatlantic Holdings, Inc. 8.00%, 11/30/2039		1,261	1,827,811

			15,306,351

Other Finance – 0.0%
AerCap Ireland Capital DAC/AerCap Global Aviation Trust 4.45%, 04/03/2026		235	236,477

REITs – 0.3%
MPT Operating Partnership LP/MPT Finance Corp. 5.00%, 10/15/2027		344	349,966
5.25%, 08/01/2026		137	140,229
Newmark Group, Inc. 6.125%, 11/15/2023		181	189,396
Office Properties Income Trust 3.45%, 10/15/2031		1,582	1,363,294
Trust Fibra Uno 4.869%, 01/15/2030(a)		605	593,392

			2,636,277

			56,751,246

Industrial – 4.4%
Basic – 0.7%
Alcoa Nederland Holding BV 5.50%, 12/15/2027(a)		200	207,061
6.125%, 05/15/2028(a)		200	210,097
ArcelorMittal SA 6.75%, 03/01/2041		362	423,990
7.00%, 10/15/2039		400	475,186
Arconic Corp. 6.00%, 05/15/2025(a)		889	910,677
Braskem Netherlands Finance BV 4.50%, 01/31/2030(a)		1,342	1,299,559
Freeport-McMoRan, Inc. 5.45%, 03/15/2043		694	778,708
Georgia-Pacific LLC 8.875%, 05/15/2031		1	1,402
Industrias Penoles SAB de CV 5.65%, 09/12/2049(a)		386	395,650
INEOS Finance PLC 2.875%, 05/01/2026(a)	EUR	230	242,116

48 | ALLIANCEBERNSTEIN GLOBAL HIGH INCOME FUND	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

MEGlobal Canada ULC 5.875%, 05/18/2030(a)	U.S.$	343	$381,159
Nexa Resources SA 6.50%, 01/18/2028(a)		973	1,033,813
Smurfit Kappa Treasury Funding DAC 7.50%, 11/20/2025		238	284,994
Suzano Austria GmbH 7.00%, 03/16/2047(a)		231	259,052

			6,903,464

Capital Goods – 0.2%
General Electric Co. Series D 4.156% (LIBOR 3 Month + 3.33%), 06/15/2022(i)(l)		1,681	1,616,806
Howmet Aerospace, Inc. 5.90%, 02/01/2027		119	127,697
5.95%, 02/01/2037		121	129,087
Textron Financial Corp. 2.241% (LIBOR 3 Month + 1.74%), 02/15/2042(a)(i)		575	454,606

			2,328,196

Communications - Media – 0.3%
DIRECTV Holdings LLC/DIRECTV Financing Co., Inc. 5.875%, 08/15/2027(a)		229	225,752
Magallanes, Inc. 3.755%, 03/15/2027(a)		745	743,919
4.054%, 03/15/2029(a)		179	179,873
4.279%, 03/15/2032(a)		1,034	1,039,823
Netflix, Inc. 4.875%, 04/15/2028		247	257,889
5.375%, 11/15/2029(a)		201	217,891
5.875%, 11/15/2028		175	192,877
Prosus NV 4.027%, 08/03/2050(a)		331	248,250
ViacomCBS, Inc. 6.25%, 02/28/2057		200	201,500

			3,307,774

Communications - Telecommunications – 0.7%
Hughes Satellite Systems Corp. 5.25%, 08/01/2026		211	215,462
T-Mobile USA, Inc. 2.625%, 02/15/2029		856	781,659
3.375%, 04/15/2029(a)		2,720	2,588,786
3.50%, 04/15/2031(a)		3,558	3,352,999

abfunds.com	ALLIANCEBERNSTEIN GLOBAL HIGH INCOME FUND | 49

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

4.75%, 02/01/2028	U.S.$	39	$39,634

			6,978,540

Consumer Cyclical - Automotive – 0.1%
General Motors Co. 5.20%, 04/01/2045		19	19,236
General Motors Financial Co., Inc. 5.65%, 01/17/2029		30	32,485
Lear Corp. 3.50%, 05/30/2030		3	2,888
4.25%, 05/15/2029		17	17,225
Nissan Motor Co., Ltd. 4.345%, 09/17/2027(a)		1,084	1,071,891

			1,143,725

Consumer Cyclical - Other – 0.4%
Builders FirstSource, Inc. 6.75%, 06/01/2027(a)		164	170,079
Genting New York LLC/GENNY Capital, Inc. 3.30%, 02/15/2026(a)		218	206,760
MDC Holdings, Inc. 6.00%, 01/15/2043		1,881	1,954,557
Owens Corning 7.00%, 12/01/2036		777	978,747
Resorts World Las Vegas LLC/RWLV Capital, Inc. 4.625%, 04/06/2031(a)		1,100	970,414

			4,280,557

Consumer Cyclical - Retailers – 0.2%
Macy’s Retail Holdings LLC 5.875%, 04/01/2029-03/15/2030(a)		805	796,910
6.125%, 03/15/2032(a)		509	502,675
Nordstrom, Inc. 5.00%, 01/15/2044		52	46,377
QVC, Inc. 4.375%, 09/01/2028		5	4,562
4.75%, 02/15/2027		213	203,990

			1,554,514

Consumer Non-Cyclical – 0.3%
HCA, Inc. 5.375%, 02/01/2025-09/01/2026		344	360,736
5.875%, 02/15/2026		195	207,423
HJ Heinz Finance Co. 7.125%, 08/01/2039(a)		94	118,256
Kraft Heinz Foods Co. 4.375%, 06/01/2046		75	74,370
4.875%, 10/01/2049		123	129,680

50 | ALLIANCEBERNSTEIN GLOBAL HIGH INCOME FUND	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

5.20%, 07/15/2045	U.S.$	186	$201,242
5.50%, 06/01/2050		178	202,770
Newell Brands, Inc. 4.45%, 04/01/2026		687	691,294
4.875%, 06/01/2025		170	175,626
5.625%, 04/01/2036		17	17,675
5.75%, 04/01/2046		41	42,854
Pilgrim’s Pride Corp. 3.50%, 03/01/2032(a)		1,249	1,091,950
5.875%, 09/30/2027(a)		208	210,273

			3,524,149

Energy – 0.7%
Cenovus Energy, Inc. 6.75%, 11/15/2039		67	83,042
Continental Resources, Inc./OK 5.75%, 01/15/2031(a)		970	1,060,077
Ecopetrol SA 4.625%, 11/02/2031		588	532,140
5.875%, 11/02/2051		118	100,182
6.875%, 04/29/2030		1,035	1,087,785
Energy Transfer LP 3.90%, 07/15/2026		32	32,205
4.40%, 03/15/2027		1,466	1,494,907
4.75%, 01/15/2026		25	25,960
EQT Corp. 3.90%, 10/01/2027		291	290,410
7.50%, 02/01/2030		121	140,294
Hunt Oil Co. of Peru LLC Sucursal Del Peru 6.375%, 06/01/2028(a)		194	192,026
Oleoducto Central SA 4.00%, 07/14/2027(a)		424	396,440
Western Midstream Operating LP 3.95%, 06/01/2025		264	265,634
4.50%, 03/01/2028		216	219,365
4.55%, 02/01/2030		817	816,569
4.75%, 08/15/2028		453	467,091
5.45%, 04/01/2044		193	195,814
5.75%, 02/01/2050		111	108,874

			7,508,815

Other Industrial – 0.2%
Alfa SAB de CV 5.25%, 03/25/2024(a)		1,580	1,615,155
Fluor Corp. 4.25%, 09/15/2028		227	223,793

			1,838,948

abfunds.com	ALLIANCEBERNSTEIN GLOBAL HIGH INCOME FUND | 51

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Services – 0.0%
Expedia Group, Inc. 6.25%, 05/01/2025(a)	U.S.$	176	$188,225
IHS Markit Ltd. 4.125%, 08/01/2023		202	204,885
4.75%, 08/01/2028		104	107,591
Verisk Analytics, Inc. 5.50%, 06/15/2045		5	5,836

			506,537

Technology – 0.2%
Broadcom, Inc. 4.00%, 04/15/2029		189	188,907
4.15%, 04/15/2032		677	675,517
CDW LLC/CDW Finance Corp. 4.125%, 05/01/2025		457	459,985
Dell International LLC/EMC Corp. 8.35%, 07/15/2046		130	190,368
Nokia Oyj 6.625%, 05/15/2039		69	81,828

			1,596,605

Transportation - Airlines – 0.4%
American Airlines Pass Through Trust 4.95%, 01/15/2023		95	93,471
Delta Air Lines, Inc. 7.00%, 05/01/2025(a)		1,091	1,167,771
Delta Air Lines, Inc./SkyMiles IP Ltd. 4.75%, 10/20/2028(a)		716	722,501
Mileage Plus Holdings LLC/Mileage Plus Intellectual Property Assets Ltd. 6.50%, 06/20/2027(a)		2,484	2,586,386

			4,570,129

			46,041,953

Utility – 0.1%
Electric – 0.1%
FirstEnergy Transmission LLC 2.866%, 09/15/2028(a)		213	198,240
4.35%, 01/15/2025(a)		210	211,110
4.55%, 04/01/2049(a)		126	121,115
5.45%, 07/15/2044(a)		111	120,315

			650,780

Total Corporates - Investment Grade (cost $99,416,726)			103,443,979

52 | ALLIANCEBERNSTEIN GLOBAL HIGH INCOME FUND	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

COLLATERALIZED MORTGAGE OBLIGATIONS – 5.8%
Risk Share Floating Rate – 4.6%
Bellemeade Re Ltd. Series 2018-3A, Class M2 3.207% (LIBOR 1 Month + 2.75%), 10/25/2028(a)(i)	U.S.$	915	$905,454
Series 2019-3A, Class M1C 2.407% (LIBOR 1 Month + 1.95%), 07/25/2029(a)(i)		1,555	1,545,499
Series 2019-4A, Class M2 3.307% (LIBOR 1 Month + 2.85%), 10/25/2029(a)(i)		475	461,048
Connecticut Avenue Securities Trust Series 2018-R07, Class 1B1 4.807% (LIBOR 1 Month + 4.35%), 04/25/2031(a)(i)		441	445,114
Series 2019-R05, Class 1M2 2.457% (LIBOR 1 Month + 2.00%), 07/25/2039(a)(i)		7	6,921
Eagle Re Ltd. Series 2018-1, Class M2 3.187% (LIBOR 1 Month + 3.00%), 11/25/2028(a)(i)		2,764	2,753,607
Federal Home Loan Mortgage Corp. Structured Agency Credit Risk Debt Notes Series 2013-DN2, Class M2 4.707% (LIBOR 1 Month + 4.25%), 11/25/2023(i)		850	859,937
Series 2014-DN3, Class M3 4.457% (LIBOR 1 Month + 4.00%), 08/25/2024(i)		50	51,049
Series 2014-HQ1, Class M3 4.557% (LIBOR 1 Month + 4.10%), 08/25/2024(i)		52	51,979
Series 2014-HQ2, Class M3 4.207% (LIBOR 1 Month + 3.75%), 09/25/2024(i)		1,758	1,797,909
Series 2015-DN1, Class B 11.957% (LIBOR 1 Month + 11.50%), 01/25/2025(i)		1,498	1,517,560
Series 2015-DNA1, Class B 9.657% (LIBOR 1 Month + 9.20%), 10/25/2027(i)		593	603,113
Series 2015-DNA1, Class M3 3.757% (LIBOR 1 Month + 3.30%), 10/25/2027(i)		66	66,812

abfunds.com	ALLIANCEBERNSTEIN GLOBAL HIGH INCOME FUND | 53

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Series 2015-DNA2, Class B 8.007% (LIBOR 1 Month + 7.55%), 12/25/2027(i)	U.S.$	1,448	$1,414,211
Series 2015-DNA3, Class B 9.807% (LIBOR 1 Month + 9.35%), 04/25/2028(i)		1,016	1,035,448
Series 2015-HQ1, Class B 11.42% (LIBOR 1 Month + 10.75%), 03/25/2025(i)		2,171	2,199,946
Series 2015-HQA1, Class B 9.257% (LIBOR 1 Month + 8.80%), 03/25/2028(i)		1,003	1,030,981
Series 2016-DNA2, Class B 10.957% (LIBOR 1 Month + 10.50%), 10/25/2028(i)		854	903,009
Series 2016-DNA3, Class B 11.707% (LIBOR 1 Month + 11.25%), 12/25/2028(i)		2,752	2,987,630
Series 2016-DNA4, Class B 9.057% (LIBOR 1 Month + 8.60%), 03/25/2029(i)		393	387,378
Series 2016-HQA2, Class B 11.957% (LIBOR 1 Month + 11.50%), 11/25/2028(i)		421	478,139
Series 2017-DNA2, Class B1 5.607% (LIBOR 1 Month + 5.15%), 10/25/2029(i)		978	1,049,315
Series 2017-DNA3, Class B1 4.907% (LIBOR 1 Month + 4.45%), 03/25/2030(i)		323	336,686
Series 2018-HQA1, Class M2 2.757% (LIBOR 1 Month + 2.30%), 09/25/2030(i)		366	365,953
Series 2018-HQA2, Class M2 2.757% (LIBOR 1 Month + 2.30%), 10/25/2048(a)(i)		2,257	2,251,810
Series 2019-DNA1, Class M2 3.107% (LIBOR 1 Month + 2.65%), 01/25/2049(a)(i)		371	372,729
Series 2019-DNA3, Class M2 2.507% (LIBOR 1 Month + 2.05%), 07/25/2049(a)(i)		368	367,916
Series 2020-HQA2, Class M2 3.557% (LIBOR 1 Month + 3.10%), 03/25/2050(a)(i)		53	53,429

54 | ALLIANCEBERNSTEIN GLOBAL HIGH INCOME FUND	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Federal National Mortgage Association Connecticut Avenue Securities Series 2014-C01, Class M2 4.857% (LIBOR 1 Month + 4.40%), 01/25/2024(i)	U.S.$	787	$814,443
Series 2014-C04, Class 1M2 5.357% (LIBOR 1 Month + 4.90%), 11/25/2024(i)		1,184	1,219,073
Series 2015-C02, Class 1M2 4.457% (LIBOR 1 Month + 4.00%), 05/25/2025(i)		193	192,718
Series 2015-C03, Class 1M2 5.457% (LIBOR 1 Month + 5.00%), 07/25/2025(i)		573	582,696
Series 2015-C04, Class 1M2 6.157% (LIBOR 1 Month + 5.70%), 04/25/2028(i)		1,318	1,409,661
Series 2015-C04, Class 2M2 6.007% (LIBOR 1 Month + 5.55%), 04/25/2028(i)		446	462,744
Series 2016-C01, Class 1B 12.207% (LIBOR 1 Month + 11.75%), 08/25/2028(i)		676	722,972
Series 2016-C01, Class 1M2 7.207% (LIBOR 1 Month + 6.75%), 08/25/2028(i)		1,289	1,378,720
Series 2016-C01, Class 2M2 7.407% (LIBOR 1 Month + 6.95%), 08/25/2028(i)		263	278,915
Series 2016-C02, Class 1B 12.707% (LIBOR 1 Month + 12.25%), 09/25/2028(i)		447	490,285
Series 2016-C02, Class 1M2 6.457% (LIBOR 1 Month + 6.00%), 09/25/2028(i)		727	766,401
Series 2016-C03, Class 1B 12.207% (LIBOR 1 Month + 11.75%), 10/25/2028(i)		372	405,189
Series 2016-C03, Class 2B 13.207% (LIBOR 1 Month + 12.75%), 10/25/2028(i)		631	712,409
Series 2016-C04, Class 1B 10.707% (LIBOR 1 Month + 10.25%), 01/25/2029(i)		1,479	1,559,163
Series 2016-C05, Class 2B 11.244% (LIBOR 1 Month + 10.75%), 01/25/2029(i)		1,816	1,885,025

abfunds.com	ALLIANCEBERNSTEIN GLOBAL HIGH INCOME FUND | 55

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Series 2016-C06, Class 1B 9.707% (LIBOR 1 Month + 9.25%), 04/25/2029(i)	U.S.$	1,277	$1,321,062
Series 2016-C07, Class 2B 9.957% (LIBOR 1 Month + 9.50%), 05/25/2029(i)		1,556	1,608,808
Series 2016-C07, Class 2M2 4.807% (LIBOR 1 Month + 4.35%), 05/25/2029(i)		146	152,335
Series 2017-C01, Class 1M2 4.007% (LIBOR 1 Month + 3.55%), 07/25/2029(i)		812	826,525
Series 2017-C03, Class 1B1 5.307% (LIBOR 1 Month + 4.85%), 10/25/2029(i)		142	148,280
Series 2017-C03, Class 1M2 3.457% (LIBOR 1 Month + 3.00%), 10/25/2029(i)		130	132,343
Series 2017-C05, Class 1B1 4.057% (LIBOR 1 Month + 3.60%), 01/25/2030(i)		319	314,684
Series 2017-C06, Class 2M2 3.257% (LIBOR 1 Month + 2.80%), 02/25/2030(i)		25	25,239
Series 2018-C01, Class 1B1 4.007% (LIBOR 1 Month + 3.55%), 07/25/2030(i)		1,102	1,090,618
Home Re Ltd. Series 2018-1, Class M2 3.457% (LIBOR 1 Month + 3.00%), 10/25/2028(a)(i)		988	983,348
JPMorgan Madison Avenue Securities Trust Series 2015-CH1, Class M2 5.957% (LIBOR 1 Month + 5.50%), 10/25/2025(h)(i)		475	479,792
Mortgage Insurance-Linked Notes Series 2019-1, Class M2 3.357% (LIBOR 1 Month + 2.90%), 11/26/2029(a)(i)		737	737,877
Radnor Re Ltd. Series 2018-1, Class M2 3.157% (LIBOR 1 Month + 2.70%), 03/25/2028(a)(i)		150	147,667
STACR Trust Series 2018-DNA3, Class M2 2.557% (LIBOR 1 Month + 2.10%), 09/25/2048(a)(i)		325	326,141

56 | ALLIANCEBERNSTEIN GLOBAL HIGH INCOME FUND	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Traingle Re Ltd. Series 2020-1, Class M2 6.057% (LIBOR 1 Month + 5.60%), 10/25/2030(a)(i)	U.S.$	480	$491,753
Wells Fargo Credit Risk Transfer Securities Trust Series 2015-WF1, Class 2M2 5.957% (LIBOR 1 Month + 5.50%), 11/25/2025(h)(i)		161	152,273

			48,119,741

Non-Agency Fixed Rate – 0.5%
Alternative Loan Trust Series 2006-24CB, Class A15 5.75%, 08/25/2036		538	386,914
Series 2006-42, Class 1A6 6.00%, 01/25/2047		478	351,087
Series 2006-HY12, Class A5 3.059%, 08/25/2036		591	584,081
Series 2006-J1, Class 1A10 5.50%, 02/25/2036		612	526,449
Series 2006-J5, Class 1A1 6.50%, 09/25/2036		535	395,735
Bear Stearns ARM Trust Series 2007-3, Class 1A1 3.133%, 05/25/2047		93	90,919
Series 2007-4, Class 22A1 3.271%, 06/25/2047		373	365,761
ChaseFlex Trust Series 2007-1, Class 1A3 6.50%, 02/25/2037		409	193,212
CHL Mortgage Pass-Through Trust Series 2007-HY4, Class 1A1 2.887%, 09/25/2047		101	95,280
Citigroup Mortgage Loan Trust Series 2007-AR4, Class 1A1A 3.218%, 03/25/2037		53	51,370
CitiMortgage Alternative Loan Trust Series 2007-A3, Class 1A4 5.75%, 03/25/2037		512	494,152
CSMC Mortgage-Backed Trust Series 2006-7, Class 3A12 6.25%, 08/25/2036		200	112,487
Residential Accredit Loans, Inc. Trust Series 2005-QS14, Class 3A1 6.00%, 09/25/2035		230	221,296

abfunds.com	ALLIANCEBERNSTEIN GLOBAL HIGH INCOME FUND | 57

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Residential Asset Securitization Trust Series 2006-A8, Class 3A4 6.00%, 08/25/2036	U.S.$	130	$83,574
Washington Mutual Mortgage Pass-Through Certificates Trust Series 2006-9, Class A4 4.32%, 10/25/2036		1,270	463,267
Wells Fargo Mortgage Backed Securities Trust Series 2007-AR7, Class A1 2.868%, 12/28/2037		365	359,344

			4,774,928

Non-Agency Floating Rate – 0.4%
Alternative Loan Trust Series 2007-7T2, Class A3 1.057% (LIBOR 1 Month + 0.60%), 04/25/2037(i)		2,077	614,347
Countrywide Home Loan Mortgage Pass-Through Trust Series 2007-13, Class A7 1.057% (LIBOR 1 Month + 0.60%), 08/25/2037(i)		308	123,483
First Horizon Alternative Mortgage Securities Trust Series 2007-FA2, Class 1A6 5.093% (5.55% – LIBOR 1 Month), 04/25/2037(i)(m)		75	14,494
Series 2007-FA2, Class 1A10 0.707% (LIBOR 1 Month + 0.25%), 04/25/2037(i)		221	54,713
Lehman XS Trust Series 2007-10H, Class 2AIO 6.769% (7.00% – LIBOR 1 Month), 07/25/2037(i)(m)		146	20,141
Residential Accredit Loans, Inc. Trust Series 2006-QS18, Class 2A2 6.093% (6.55% – LIBOR 1 Month), 12/25/2036(i)(m)		2,073	260,450
Wachovia Mortgage Loan Trust Series 2006-ALT1, Class A2 0.817% (LIBOR 1 Month + 0.36%), 01/25/2037(i)		5,887	2,878,931

			3,966,559

58 | ALLIANCEBERNSTEIN GLOBAL HIGH INCOME FUND	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Agency Fixed Rate – 0.3%
Federal Home Loan Mortgage Corp. REMICs Series 4767, Class KI 6.00%, 03/15/2048(n)	U.S.$	11,690	$2,380,119
Freddie Mac Strips Series 247, Class 54 5.50%, 04/15/2036(n)		5,339	1,185,520

			3,565,639

Total Collateralized Mortgage Obligations (cost $61,880,064)			60,426,867

EMERGING MARKETS - CORPORATE BONDS – 5.5%
Industrial – 4.5%
Basic – 1.4%
Braskem Idesa SAPI 6.99%, 02/20/2032(a)		652	637,330
7.45%, 11/15/2029(a)		1,010	1,021,110
Cia de Minas Buenaventura SAA 5.50%, 07/23/2026(a)		565	556,984
CSN Inova Ventures 6.75%, 01/28/2028(a)		2,644	2,735,383
Eldorado Gold Corp. 6.25%, 09/01/2029(a)		986	986,616
First Quantum Minerals Ltd. 6.875%, 10/15/2027(a)		1,215	1,263,600
7.25%, 04/01/2023(a)		2,611	2,611,052
7.50%, 04/01/2025(a)		261	265,812
Indika Energy Capital IV Pte Ltd. 8.25%, 10/22/2025(a)		1,431	1,431,000
OCP SA 3.75%, 06/23/2031(a)		403	364,211
Stillwater Mining Co. 4.00%, 11/16/2026(a)		319	307,038
4.50%, 11/16/2029(a)		309	285,825
Vedanta Resources Finance II PLC 13.875%, 01/21/2024(a)		2,112	2,209,680
Volcan Cia Minera SAA 4.375%, 02/11/2026(a)		207	198,203

			14,873,844

Capital Goods – 0.5%
Cemex SAB de CV 3.875%, 07/11/2031(a)		1,090	995,987
5.125%, 06/08/2026(a)(l)		505	495,531
7.375%, 06/05/2027(a)		424	454,210

abfunds.com	ALLIANCEBERNSTEIN GLOBAL HIGH INCOME FUND | 59

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Embraer Netherlands Finance BV 5.40%, 02/01/2027	U.S.$	918	$919,721
6.95%, 01/17/2028(a)		724	763,503
IHS Holding Ltd. 5.625%, 11/29/2026(a)		402	378,885
6.25%, 11/29/2028(a)		383	357,148
Klabin Austria GmbH 7.00%, 04/03/2049(a)		846	889,527
Odebrecht Holdco Finance Ltd. Zero Coupon, 09/10/2058(h)		2,661	15,968

			5,270,480

Communications - Media – 0.0%
Globo Comunicacao e Participacoes SA 4.875%, 01/22/2030(a)		481	425,084

Communications - Telecommunications – 0.3%
CT Trust 5.125%, 02/03/2032(a)		230	228,620
Digicel Group Holdings Ltd. 7.00%, 04/18/2022(f)(h)(l)		91	72,655
10.00% (8.00% Cash and 2.00% PIK), 04/01/2024(f)		1,637	1,628,502
Digicel International Finance Ltd./Digicel international Holdings Ltd. 8.75%, 05/25/2024(a)		657	652,159
MTN Mauritius Investments Ltd. 6.50%, 10/13/2026(a)		380	400,259

			2,982,195

Consumer Cyclical - Other – 0.6%
Allwyn Entertainment Fin 4.125%, 02/15/2028(i)	EUR	650	704,152
Melco Resorts Finance Ltd. 5.625%, 07/17/2027(a)	U.S.$	965	849,200
MGM China Holdings Ltd. 4.75%, 02/01/2027(a)		200	171,000
5.25%, 06/18/2025(a)		222	204,073
5.375%, 05/15/2024(a)		398	370,140
5.875%, 05/15/2026(a)		414	378,370
Sazka Group AS 3.875%, 02/15/2027(a)	EUR	170	179,130
Studio City Co., Ltd. 7.00%, 02/15/2027(a)	U.S.$	289	280,128
Studio City Finance Ltd. 5.00%, 01/15/2029(a)		609	467,141
6.00%, 07/15/2025(a)		448	405,440
6.50%, 01/15/2028(a)		423	359,550

60 | ALLIANCEBERNSTEIN GLOBAL HIGH INCOME FUND	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Wynn Macau Ltd. 4.875%, 10/01/2024(a)	U.S.$	286	$260,260
5.50%, 01/15/2026-10/01/2027(a)		1,481	1,291,880
5.625%, 08/26/2028(a)		717	605,722

			6,526,186

Consumer Cyclical - Retailers – 0.0%
K201640219 South Africa Ltd. Zero Coupon, 06/25/2023(b)(c)		66	– 0	–
K2016470219 South Africa Ltd. 3.00%, 12/31/2022(b)(c)(f)(h)		1,084	– 0	–
K2016470260 South Africa Ltd. 25.00%, 12/31/2022(b)(c)(f)(h)		685	– 0	–

			– 0	–

Consumer Non-Cyclical – 0.5%
Central American Bottling Corp./CBC Bottling Holdco SL/Beliv Holdco SL 5.25%, 04/27/2029(a)		161	160,195
MARB BondCo PLC 3.95%, 01/29/2031(a)		1,099	971,174
Teva Pharmaceutical Finance Netherlands II BV 3.75%, 05/09/2027	EUR	446	464,648
4.375%, 05/09/2030		1,000	1,028,328
Teva Pharmaceutical Finance Netherlands III BV 4.75%, 05/09/2027	U.S.$	517	494,355
5.125%, 05/09/2029		517	493,890
7.125%, 01/31/2025		1,040	1,087,528
Tonon Luxembourg SA 6.50% (0.50% Cash and 6.00% PIK), 10/31/2024(b)(c)(e)(f)(h)(k)		621	– 0	–
Ulker Biskuvi Sanayi AS 6.95%, 10/30/2025(a)		327	286,289
USJ-Acucar e Alcool S/A 9.875%, 11/09/2023(a)(e)(k)		670	348,184
Virgolino de Oliveira Finance SA 10.50%, 01/28/2018(b)(c)(d)(e)(h)		4,090	410
10.875%, 01/13/2020(b)(c)(d)(e)(h)		480	48
11.75%, 02/09/2022(b)(c)(d)(e)(h)		1,620	162

			5,335,211

Energy – 0.8%
Cosan SA 5.50%, 09/20/2029(a)		461	451,146
Investment Energy Resources Ltd. 6.25%, 04/26/2029(a)		403	407,030

abfunds.com	ALLIANCEBERNSTEIN GLOBAL HIGH INCOME FUND | 61

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Kosmos Energy Ltd. 7.50%, 03/01/2028(a)	U.S.$	545	$521,838
7.75%, 05/01/2027(a)		200	196,000
Leviathan Bond Ltd. 5.75%, 06/30/2023(a)		190	191,876
6.50%, 06/30/2027(a)		1,197	1,223,077
Medco Platinum Road Pte Ltd. 6.75%, 01/30/2025(a)		503	504,352
MV24 Capital BV 6.748%, 06/01/2034(a)		501	486,669
Peru LNG SRL 5.375%, 03/22/2030(a)		1,664	1,456,000
Petrobras Global Finance BV 5.60%, 01/03/2031		1,584	1,601,424
8.75%, 05/23/2026		235	274,186
SEPLAT Energy PLC 7.75%, 04/01/2026(a)		581	553,403
SierraCol Energy Andina LLC 6.00%, 06/15/2028(a)		558	502,582

			8,369,583

Services – 0.1%
Bidvest Group UK PLC (The) 3.625%, 09/23/2026(a)		454	424,490
StoneCo Ltd. 3.95%, 06/16/2028(a)		309	257,420

			681,910

Technology – 0.2%
CA Magnum Holdings 5.375%, 10/31/2026(a)		2,039	1,988,025

Transportation - Services – 0.1%
Acu Petroleo Luxembourg SARL 7.50%, 01/13/2032(a)		549	501,649
JSW Infrastructure Ltd. 4.95%, 01/21/2029(a)		204	194,093

			695,742

			47,148,260

Utility – 0.6%
Electric – 0.6%
Adani Green Energy Ltd. 4.375%, 09/08/2024(a)		495	484,481
AES Andes SA 6.35%, 10/07/2079(a)		495	487,884
Cemig Geracao e Transmissao SA 9.25%, 12/05/2024(a)		1,927	2,091,758

62 | ALLIANCEBERNSTEIN GLOBAL HIGH INCOME FUND	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Greenko Wind Projects Mauritiu 5.50%, 04/06/2025(a)	U.S.$	957	$953,411
India Clean Energy Holdings 4.50%, 04/18/2027(a)		511	466,288
JSW Hydro Energy Ltd. 4.125%, 05/18/2031(a)		193	179,490
Light Servicos de Eletricidade SA/Light Energia SA 4.375%, 06/18/2026(a)		1,204	1,125,740
Star Energy Geothermal Wayang Windu Ltd. 6.75%, 04/24/2033(a)		192	202,542
Terraform Global Operating LLC 6.125%, 03/01/2026(h)		118	117,298

			6,108,892

Financial Institutions – 0.4%
Banking – 0.1%
Fidelity Bank PLC 10.50%, 10/16/2022(a)		550	550,103

Finance – 0.0%
Global Aircraft Leasing Co., Ltd. 6.50% (6.50% Cash or 7.25% PIK), 09/15/2024(a)(f)		232	210,905

Insurance – 0.0%
Highlands Holdings Bond Issuer Ltd./Highlands Holdings Bond Co-Issuer, Inc. 7.625% (7.625% Cash or 8.375% PIK), 10/15/2025(a)(f)		416	417,365

Other Finance – 0.0%
OEC Finance Ltd. 4.375%, 10/25/2029(a)(f)		188	6,591
5.25%, 12/27/2033(a)(f)		598	20,915
7.125%, 12/26/2046(a)(f)		1,590	55,643

			83,149

REITs – 0.3%
Agile Group Holdings Ltd. 5.50%, 05/17/2026(a)		298	86,420
Central China Real Estate Ltd. 7.50%, 07/14/2025(a)		200	86,000
7.75%, 05/24/2024(a)		206	89,456
7.90%, 11/07/2023(a)		261	120,060
China Aoyuan Group Ltd. 5.375%, 09/13/2022(a)(e)(k)		247	40,755
5.88%, 03/01/2027(a)(e)(k)		571	91,360

abfunds.com	ALLIANCEBERNSTEIN GLOBAL HIGH INCOME FUND | 63

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

China Evergrande Group 11.50%, 01/22/2023(a)(e)(k)	U.S.$	400	$50,000
China SCE Group Holdings Ltd. 6.00%, 02/04/2026(a)		631	312,069
CIFI Holdings Group Co., Ltd. 4.80%, 05/17/2028(a)		320	252,800
Kaisa Group Holdings Ltd. 9.95%, 07/23/2025(a)(e)(k)		206	37,891
11.65%, 06/01/2026(a)(e)(k)		371	67,429
KWG Group Holdings Ltd. 5.95%, 08/10/2025(a)		320	118,400
7.40%, 01/13/2027(a)		508	187,960
Powerlong Real Estate Holdings Ltd. 5.95%, 04/30/2025(a)		292	105,120
Ronshine China Holdings Ltd. 7.10%, 01/25/2025(a)		206	30,900
8.10%, 06/09/2023(a)		405	72,900
Scenery Journey Ltd. 11.50%, 10/24/2022(a)(e)(k)		494	44,460
12.00%, 10/24/2023(a)(e)(k)		1,128	101,520
Seazen Group Ltd. 4.45%, 07/13/2025(a)		306	198,900
Shimao Group Holdings Ltd. 5.20%, 01/16/2027(a)		256	69,120
Sunac China Holdings Ltd. 5.95%, 04/26/2024(a)		320	78,400
6.50%, 01/26/2026(a)		334	81,830
Times China Holdings Ltd. 5.75%, 01/14/2027(a)		320	115,200
6.20%, 03/22/2026(a)		200	74,000
6.75%, 07/08/2025(a)		313	122,070
Yango Justice International Ltd. 7.50%, 02/17/2025(a)(e)(k)		206	10,300
8.25%, 11/25/2023(a)(e)(k)		414	20,700
Yuzhou Group Holdings Co., Ltd. 6.35%, 01/13/2027(a)		407	56,980
7.375%, 01/13/2026(a)		230	30,015
Zhenro Properties Group Ltd. 6.63%, 01/07/2026(a)		320	33,600
7.35%, 02/05/2025(a)		326	34,230

			2,820,845

			4,082,367

Total Emerging Markets - Corporate Bonds (cost $72,380,453)			57,339,519

64 | ALLIANCEBERNSTEIN GLOBAL HIGH INCOME FUND	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

EMERGING MARKETS - SOVEREIGNS – 5.2%
Angola – 0.3%
Angolan Government International Bond 8.00%, 11/26/2029(a)	U.S.$	835	$838,131
8.25%, 05/09/2028(a)		200	203,500
9.50%, 11/12/2025(a)		2,118	2,319,210

			3,360,841

Argentina – 0.6%
Argentine Republic Government International Bond 0.50%, 07/09/2030		4,088	1,369,357
1.00%, 07/09/2029		1,099	375,276
1.125%, 07/09/2035		10,982	3,344,161
2.00%, 01/09/2038		1,323	499,434
2.50%, 07/09/2041		562	198,280

			5,786,508

Bahrain – 0.5%
Bahrain Government International Bond 5.45%, 09/16/2032(a)		1,146	1,092,998
5.625%, 09/30/2031(a)		1,193	1,158,552
6.75%, 09/20/2029(a)		528	556,314
7.00%, 10/12/2028(a)		1,253	1,356,372
CBB International Sukuk Programme Co. WLL 6.25%, 11/14/2024(a)		1,116	1,176,194

			5,340,430

Dominican Republic – 0.6%
Dominican Republic International Bond 8.625%, 04/20/2027(a)		5,719	6,248,008

Ecuador – 0.2%
Ecuador Government International Bond Zero Coupon, 07/31/2030(a)		371	205,291
0.50%, 07/31/2040(a)		864	492,591
5.00%, 07/31/2030(a)		1,426	1,188,445

			1,886,327

Egypt – 0.3%
Egypt Government International Bond 7.625%, 05/29/2032(a)		1,075	972,875
8.50%, 01/31/2047(a)		862	732,700
8.70%, 03/01/2049(a)		611	520,878
8.875%, 05/29/2050(a)		1,096	945,300

			3,171,753

abfunds.com	ALLIANCEBERNSTEIN GLOBAL HIGH INCOME FUND | 65

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

El Salvador – 0.2%
El Salvador Government International Bond 5.875%, 01/30/2025(a)	U.S.$	160	$89,200
7.125%, 01/20/2050(a)		577	262,535
7.625%, 09/21/2034-02/01/2041(a)		1,786	812,630
7.75%, 01/24/2023(a)		339	276,285
9.50%, 07/15/2052(a)		520	249,600

			1,690,250

Gabon – 0.2%
Gabon Government International Bond 6.625%, 02/06/2031(a)		2,609	2,462,733

Ghana – 0.3%
Ghana Government International Bond 6.375%, 02/11/2027(a)		2,087	1,533,945
8.627%, 06/16/2049(a)		215	149,425
8.95%, 03/26/2051(a)		858	596,310
10.75%, 10/14/2030(a)		780	817,050

			3,096,730

Ivory Coast – 0.4%
Ivory Coast Government International Bond 4.875%, 01/30/2032(a)	EUR	1,223	1,188,307
5.125%, 06/15/2025(a)		168	191,112
5.875%, 10/17/2031(a)		1,880	1,920,909
6.125%, 06/15/2033(a)	U.S.$	434	418,078
6.375%, 03/03/2028(a)		583	591,854
6.625%, 03/22/2048(a)	EUR	331	319,322

			4,629,582

Nigeria – 0.6%
Nigeria Government International Bond 6.375%, 07/12/2023(a)	U.S.$	740	751,100
6.50%, 11/28/2027(a)		388	367,145
7.625%, 11/21/2025-11/28/2047(a)		4,304	4,125,770
7.696%, 02/23/2038(a)		610	530,700
7.875%, 02/16/2032(a)		489	462,105

			6,236,820

Oman – 0.3%
Oman Government International Bond 4.125%, 01/17/2023(a)		1,832	1,850,320
4.875%, 02/01/2025(a)		991	1,010,820

			2,861,140

66 | ALLIANCEBERNSTEIN GLOBAL HIGH INCOME FUND	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Senegal – 0.3%
Senegal Government International Bond 6.25%, 05/23/2033(a)	U.S.$	593	$558,903
6.75%, 03/13/2048(a)		2,946	2,535,033

			3,093,936

Ukraine – 0.3%
Ukraine Government International Bond 7.253%, 03/15/2033(a)		1,886	777,975
7.375%, 09/25/2032(a)		1,164	480,150
7.75%, 09/01/2022-09/01/2023(a)		4,416	2,294,355

			3,552,480

Venezuela – 0.1%
Venezuela Government International Bond 9.25%, 09/15/2027(e)(k)		7,978	718,020
9.25%, 05/07/2028(a)(e)(k)		300	27,000

			745,020

Total Emerging Markets - Sovereigns (cost $68,991,569)			54,162,558

BANK LOANS – 5.1%
Industrial – 4.6%
Capital Goods – 0.5%
ACProducts Holdings, Inc. 4.750% (LIBOR 3 Month + 4.25%), 05/17/2028(o)		1,962	1,764,856
Apex Tool Group, LLC 5.750% (SOFR 1 Month + 5.25%), 02/08/2029(o)		1,739	1,691,361
Chariot Buyer LLC 4.506% (LIBOR 3 Month + 3.50%), 11/03/2028(o)		160	157,473
Granite US Holdings Corporation 5.063% (LIBOR 3 Month + 4.00%), 09/30/2026(b)(o)		1,520	1,501,368
TransDigm, Inc. 2.707% (LIBOR 1 Month + 2.25%), 12/09/2025(o)		345	338,806
Welbilt, Inc. (fka Manitowoc Foodservice, Inc.) 2.957% (LIBOR 1 Month + 2.50%), 10/23/2025(o)		110	108,436

			5,562,300

Communications - Media – 0.2%
Advantage Sales & Marketing, Inc. 5.250% (LIBOR 3 Month + 4.50%), 10/28/2027(o)		1,728	1,709,409

abfunds.com	ALLIANCEBERNSTEIN GLOBAL HIGH INCOME FUND | 67

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Clear Channel Outdoor Holdings, Inc. 3.799% (LIBOR 3 Month + 3.50%), 08/21/2026(o)	U.S.$	317	$310,932
iHeartCommunications, Inc. (fka Clear Channel Communications, Inc.) 3.457% (LIBOR 1 Month + 3.00%), 05/01/2026(o)		355	352,224

			2,372,565

Communications - Telecommunications – 0.7%
Crown Subsea Communications Holding, Inc. 5.500% (LIBOR 1 Month + 4.75%), 04/27/2027(o)		1,515	1,504,487
DIRECTV Financing, LLC 5.750% (LIBOR 1 Month + 5.00%), 08/02/2027(o)		669	667,023
Intrado Corporation 5.000% (LIBOR 3 Month + 4.00%), 10/10/2024(o)		957	871,629
Proofpoint, Inc. 6.758% (LIBOR 3 Month + 6.25%), 08/31/2029(o)		2,480	2,465,269
Zacapa SARL 4.766% (SOFR 3 Month + 4.25%), 03/22/2029(o)		2,142	2,125,718

			7,634,126

Consumer Cyclical - Automotive – 0.0%
Clarios Global LP 3.707% (LIBOR 1 Month + 3.25%), 04/30/2026(o)		431	425,129

Consumer Cyclical - Other – 0.2%
Caesars Resort Collection, LLC 3.207% (LIBOR 1 Month + 2.75%), 12/23/2024(o)		1,369	1,360,753
Golden Nugget Online Gaming, LLC 13.000% (LIBOR 1 Month + 12.00%), 10/04/2023(b)(o)		22	23,209
Scientific Games International, Inc. 3.207% (LIBOR 1 Month + 2.75%), 08/14/2024(o)		849	845,313

			2,229,275

Consumer Cyclical - Restaurants – 0.1%
IRB Holding Corp. 3.750% (LIBOR 3 Month + 2.75%), 02/05/2025(o)		833	825,861

68 | ALLIANCEBERNSTEIN GLOBAL HIGH INCOME FUND	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Consumer Cyclical - Retailers – 0.3%
Great Outdoors Group, LLC 4.500% (LIBOR 1 Month + 3.75%), 03/06/2028(o)	U.S.$	480	$478,049
PetSmart LLC 4.500% (LIBOR 3 Month + 3.75%), 02/11/2028(o)		2,219	2,209,597

			2,687,646

Consumer Non-Cyclical – 0.8%
Gainwell Acquisition Corp. 5.006% (LIBOR 3 Month + 4.00%), 10/01/2027(b)(o)		1,225	1,221,439
Global Medical Response, Inc. 5.250% (LIBOR 3 Month + 4.25%), 03/14/2025(o)		896	888,728
Kronos Acquisition Holdings, Inc. 4.250% (LIBOR 3 Month + 3.75%), 12/22/2026(o)		780	724,869
LifePoint Health, Inc. (fka Regionalcare Hospital Partners Holdings, Inc.) 4.197% (LIBOR 1 Month + 3.75%), 11/16/2025(o)		793	787,103
Mallinckrodt International Finance S.A. 6.000% (LIBOR 3 Month + 5.25%), 09/24/2024(o)		867	791,899
Padagis LLC 5.250% (LIBOR 3 Month + 4.75%), 07/06/2028(b)(o)		471	466,179
U.S. Renal Care, Inc. 5.500% (LIBOR 1 Month + 5.00%), 06/26/2026(o)		1,531	1,398,723
US Radiology Specialists, Inc. (US Outpatient Imaging Services, Inc.) 6.313% (LIBOR 3 Month + 5.25%), 12/15/2027(o)		1,960	1,951,671

			8,230,611

Energy – 0.4%
CITGO Petroleum Corporation 7.25% (LIBOR 1 Month + 6.25%), 03/28/2024(o)		513	510,533
GIP II Blue Holding, L.P. 5.506% (LIBOR 3 Month + 4.50%), 09/29/2028(o)		2,961	2,946,671
Parkway Generation, LLC 5.500% (LIBOR 3 Month + 4.75%), 02/18/2029(b)(o)		120	117,000

abfunds.com	ALLIANCEBERNSTEIN GLOBAL HIGH INCOME FUND | 69

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

5.500% (LIBOR 3 Month + 4.75%), 02/18/2029(o)	U.S.$	880	$859,100

			4,433,304

Other Industrial – 0.3%
American Tire Distributors, Inc. 7.000% (LIBOR 3 Month + 6.25%), 10/20/2028(o)		2,109	2,086,644
Dealer Tire, LLC 4.707% (LIBOR 1 Month + 4.25%), 12/12/2025(o)		293	291,417
FCG Acquisitions, Inc. 7.250% (LIBOR 1 Month + 6.75%), 03/30/2029(b)(o)		640	627,200
Rockwood Service Corporation 4.457% (LIBOR 1 Month + 4.00%), 01/23/2027(b)(o)		85	84,097

			3,089,358

Services – 0.2%
Amentum Government Services Holdings LLC 3.957% (LIBOR 1 Month + 3.50%), 01/29/2027(o)		314	309,945
Team Health Holdings, Inc. 3.75% (LIBOR 1 Month + 2.75%), 02/06/2024(o)		727	689,543
Verscend Holding Corp. 4.457% (LIBOR 1 Month + 4.00%), 08/27/2025(b)(o)		750	746,001

			1,745,489

Technology – 0.9%
Ascend Learning, LLC 6.250% (LIBOR 1 Month + 5.75%), 12/10/2029(b)(o)		840	833,700
Banff Guarantor, Inc. 6.000% (LIBOR 1 Month + 5.50%), 02/27/2026(o)		690	682,410
Boxer Parent Company, Inc. 4.756% (LIBOR 3 Month + 3.75%), 10/02/2025(o)		1,497	1,486,788
Endurance International Group Holdings, Inc. 4.250% (LIBOR 3 Month + 3.50%), 02/10/2028(b)(o)		1,979	1,919,433
FINThrive Software Intermediate Holdings, Inc. 7.250% (LIBOR 6 Month + 6.75%), 12/17/2029(o)		660	647,460

70 | ALLIANCEBERNSTEIN GLOBAL HIGH INCOME FUND	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Loyalty Ventures, Inc. 5.000% (LIBOR 1 Month + 4.50%), 11/03/2027(o)	U.S.$	1,708	$1,663,990
Peraton Corp. 4.500% (LIBOR 1 Month + 3.75%), 02/01/2028(o)		622	616,901
Presidio Holdings Inc. 3.960% (LIBOR 1 Month + 3.50%), 01/22/2027(o)		19	18,368
3.800% (LIBOR 3 Month + 3.50%), 01/22/2027(b)(o)		373	369,734
Veritas US, Inc. 6.000% (LIBOR 3 Month + 5.00%), 09/01/2025(o)		580	541,295

			8,780,079

			48,015,743

Financial Institutions – 0.3%
Finance – 0.0%
Orbit Private Holdings I Ltd. 5.203% (LIBOR 3 Month + 4.50%), 12/11/2028(o)		240	239,100

Insurance – 0.3%
Jones DesLauriers Insurance Management, Inc. 8.235% (CDOR 3 Month + 7.50%), 03/26/2029(b)(o)	CAD	1,604	1,254,177
8.380% (CDOR 3 Month + 7.50%), 03/26/2029(b)(o)		121	94,923
Sedgwick Claims Management Services, Inc. (Lightning Cayman Merger Sub, Ltd.) 4.207% (LIBOR 1 Month + 3.75%), 09/03/2026(o)	U.S.$	1,373	1,362,685

			2,711,785

			2,950,885

Utility – 0.2%
Electric – 0.2%
Generation Bridge, LLC 6.006% (LIBOR 3 Month + 5.00%), 12/01/2028(b)(o)		638	635,258
Granite Generation LLC 4.750% (LIBOR 1 Month + 3.75%), 11/09/2026(o)		1,572	1,505,507
4.756% (LIBOR 3 Month + 3.75%), 11/09/2026(o)		313	299,902

			2,440,667

Total Bank Loans (cost $53,922,675)			53,407,295

abfunds.com	ALLIANCEBERNSTEIN GLOBAL HIGH INCOME FUND | 71

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

COLLATERALIZED LOAN OBLIGATIONS – 3.6%
CLO - Floating Rate – 3.6%
Ares XXXIV CLO Ltd. Series 2015-2A, Class CR 2.241% (LIBOR 3 Month + 2.00%), 04/17/2033(a)(i)	U.S.$	2,358	$2,330,434
Balboa Bay Loan Funding Ltd. Series 2020-1A, Class ER 6.654% (LIBOR 3 Month + 6.40%), 01/20/2032(a)(i)		3,100	3,010,605
Series 2021-2A, Class E 6.812% (LIBOR 3 Month + 6.60%), 01/20/2035(a)(i)		1,000	957,228
Ballyrock CLO 15 Ltd. Series 2021-1A, Class D 6.461% (LIBOR 3 Month + 6.22%), 04/15/2034(a)(i)		250	236,367
Crown Point CLO 11 Ltd. Series 2021-11A, Class E 7.056% (LIBOR 3 Month + 6.81%), 01/17/2034(a)(i)		2,000	1,896,518
Dryden 49 Senior Loan Fund Series 2017-49A, Class E 6.541% (LIBOR 3 Month + 6.30%), 07/18/2030(a)(i)		417	399,162
Dryden 57 CLO Ltd. Series 2018-57A, Class E 5.706% (LIBOR 3 Month + 5.20%), 05/15/2031(a)(i)		275	251,071
Dryden 78 CLO Ltd. Series 2020-78A, Class C 2.191% (LIBOR 3 Month + 1.95%), 04/17/2033(a)(i)		3,000	2,975,751
Series 2020-78A, Class D 3.241% (LIBOR 3 Month + 3.00%), 04/17/2033(a)(i)		1,329	1,302,268
Dryden 98 CLO Ltd. Series 2022-98A, Class E 7.304% (LIBOR 3 Month + 6.40%), 04/20/2035(a)(i)		541	535,385
Elevation CLO Ltd. Series 2020-11A, Class C 2.441% (LIBOR 3 Month + 2.20%), 04/15/2033(a)(i)		648	633,509
Series 2020-11A, Class D1 4.091% (LIBOR 3 Month + 3.85%), 04/15/2033(a)(i)		1,006	978,471

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PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Elmwood CLO Ltd. Series 2021-2A, Class E 6.204% (LIBOR 3 Month + 5.95%), 07/20/2034(a)(i)	U.S.$	250	$245,665
Elmwood CLO VII Ltd. Series 2020-4A, Class E 7.341% (LIBOR 3 Month + 7.10%), 01/17/2034(a)(i)		402	390,521
Elmwood CLO VIII Ltd. Series 2021-1A, Class E1 6.254% (LIBOR 3 Month + 6.00%), 01/20/2034(a)(i)		350	341,983
Elmwood CLO XII Ltd. Series 2021-5A, Class E 6.471% (LIBOR 3 Month + 6.35%), 01/20/2035(a)(i)		650	633,655
Flatiron CLO Ltd. Series 2021-1A, Class E 6.248% (LIBOR 3 Month + 6.00%), 07/19/2034(a)(i)		400	371,703
Galaxy 30 CLO Ltd. Series 2022-30A, Class E 7.642% (LIBOR 3 Month + 6.95%), 04/15/2035(a)(b)(i)		2,000	1,980,000
Madison Park Funding LI Ltd. Series 2021-51A, Class E 6.518% (LIBOR 3 Month + 6.27%), 07/19/2034(a)(i)		250	239,847
OCP CLO Ltd. Series 2021-21A, Class E 6.534% (LIBOR 3 Month + 6.28%), 07/20/2034(a)(i)		250	239,728
Octagon Investment Partners 29 Ltd. Series 2016-1A, Class DR 3.359% (LIBOR 3 Month + 3.10%), 01/24/2033(a)(i)		1,701	1,663,379
OZLM XXII Ltd. Series 2018-22A, Class D 5.541% (LIBOR 3 Month + 5.30%), 01/17/2031(a)(i)		349	307,190
Palmer Square CLO Ltd. Series 2021-1A, Class D 6.254% (LIBOR 3 Month + 6.00%), 04/20/2034(a)(i)		1,202	1,181,875
Series 2021-3A, Class E 6.383% (LIBOR 3 Month + 6.15%), 01/15/2035(a)(i)		4,100	3,974,081

abfunds.com	ALLIANCEBERNSTEIN GLOBAL HIGH INCOME FUND | 73

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Rad CLO 4 Ltd. Series 2019-4A, Class E 7.008% (LIBOR 3 Month + 6.75%), 04/25/2032(a)(i)	U.S.$	585	$583,747
Rad CLO 10 Ltd. Series 2021-10A, Class E 6.109% (LIBOR 3 Month + 5.85%), 04/23/2034(a)(i)		750	718,104
Rad CLO 11 Ltd. Series 2021-11A, Class E 6.491% (LIBOR 3 Month + 6.25%), 04/15/2034(a)(i)		355	350,650
Regatta XIX Funding Ltd. Series 2022-1A, Class E 7.959% (LIBOR 3 Month + 6.88%), 04/20/2035(a)(i)		349	340,922
Regatta XXIV Funding Ltd. Series 2021-5A, Class E 6.889% (LIBOR 3 Month + 6.80%), 01/20/2035(a)(i)		3,600	3,478,259
Rockford Tower CLO Ltd. Series 2019-1A, Class ER 6.574% (LIBOR 3 Month + 6.32%), 04/20/2034(a)(i)		250	234,928
Series 2021-2A, Class E 6.654% (LIBOR 3 Month + 6.40%), 07/20/2034(a)(i)		250	238,846
Series 2021-3A, Class E 6.847% (LIBOR 3 Month + 6.72%), 10/20/2034(a)(i)		1,062	1,014,283
Sixth Street CLO XVIII Ltd. Series 2021-18A, Class E 6.754% (LIBOR 3 Month + 6.50%), 04/20/2034(a)(i)		1,238	1,173,272
Sixth Street CLO XX Ltd. Series 2021-20A, Class E 6.282% (LIBOR 3 Month + 6.15%), 10/20/2034(a)(i)		679	660,752
Trimaran Cavu Ltd. Series 2019-1A, Class E 7.294% (LIBOR 3 Month + 7.04%), 07/20/2032(a)(i)		485	460,985
Voya CLO Ltd. Series 2019-1A, Class DR 3.091% (LIBOR 3 Month + 2.85%), 04/15/2031(a)(i)		1,050	1,003,846

Total Collateralized Loan Obligations (cost $38,354,193)			37,334,990

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PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

GOVERNMENTS - TREASURIES – 3.3%
United States – 3.3%
U.S. Treasury Bonds 2.75%, 11/15/2042(p)	U.S.$	2,154	$2,190,349
5.00%, 05/15/2037(p)		1,824	2,439,030
5.25%, 02/15/2029(q)		520	612,544
6.125%, 11/15/2027(r)		1,000	1,190,938
U.S. Treasury Notes 2.25%, 02/15/2027(q)(r)		16,761	16,606,186
2.875%, 08/15/2028(q)		11,066	11,349,771

Total Governments - Treasuries (cost $33,060,514)			34,388,818

		Shares
COMMON STOCKS – 1.9%
Energy – 0.9%
Energy Equipment & Services – 0.0%
Vantage Drilling International(e)		18,414	202,554

Oil, Gas & Consumable Fuels – 0.9%
Berry Corp.		133,464	1,377,348
CHC Group LLC(e)		21,009	4
Civitas Resources, Inc.		3,393	202,596
Denbury, Inc.(e)		13,059	1,026,046
Diamond Offshore Drilling, Inc.(e)		111,326	793,754
Diamond Offshore Drilling, Inc.(e)(h)		23,444	167,156
Golden Energy Offshore Services AS(e)		916,212	141,534
Gulfport Energy Operating Corp.(e)		44,662	4,011,541
K201640219 South Africa Ltd. A Shares(b)(c)(e)		12,695,187	13
K201640219 South Africa Ltd. B Shares(b)(c)(e)		2,009,762	2
SandRidge Energy, Inc.(e)		243	3,893
Whiting Petroleum Corp.		15,070	1,228,356

			8,952,243

			9,154,797

Consumer Discretionary – 0.3%
Auto Components – 0.2%
ATD New Holdings, Inc.(b)(e)		20,185	1,657,693
Ep Energy Corp.(e)		6,941	652,454
Exide Corp.(b)(c)(e)		643	723,375

			3,033,522

Hotels, Restaurants & Leisure – 0.0%
Caesars Entertainment, Inc.(e)		1,674	129,501

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PORTFOLIO OF INVESTMENTS (continued)

Company	Shares	U.S. $ Value

Internet & Direct Marketing Retail – 0.0%
Golo Mobile, Inc.(b)(c)(e)	38,543	$	– 0	–

Leisure Products – 0.1%
Carlson Travel, Inc.(b)(e)	23,801		704,509

			3,867,532

Consumer Staples – 0.2%
Food & Staples Retailing – 0.2%
Southeastern Grocers, Inc.(b)(c)(e)	105,865		2,520,910

Financials – 0.2%
Insurance – 0.2%
Mt. Logan Re Ltd.(b)(c)(e)	1,541		1,456,006
Mt. Logan Re Ltd. (Series 1) (Preference Shares)(b)(c)(e)	350		351,946

			1,807,952

Communication Services – 0.1%
Diversified Telecommunication Services – 0.0%
Intelsat Emergence SA(b)(e)	15,662		456,156
Intelsat Jackson Holdings S 05(b)(c)(e)	3,280		– 0	–

			456,156

Media – 0.1%
iHeartMedia, Inc. – Class A(e)	25,545		483,567

			939,723

Information Technology – 0.1%
IT Services – 0.1%
Ag Tracker(b)(c)(e)	91,299		– 0	–
Paysafe Ltd.(e)	128,508		435,642

			435,642

Software – 0.0%
Avaya Holdings Corp.(e)	18,153		229,999
Monitronics International, Inc.(e)	35,682		79,571

			309,570

			745,212

Industrials – 0.1%
Building Products – 0.0%
New Cotai LLC/New Cotai Capital Corp.(b)(c)(e)	3		– 0	–

Construction & Engineering – 0.1%
WillScot Mobile Mini Holdings Corp.(e)	18,809		735,996

			735,996

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PORTFOLIO OF INVESTMENTS (continued)

Company		Shares	U.S. $ Value

Materials – 0.0%
Metals & Mining – 0.0%
BIS Industries Holdings Ltd.(b)(c)(e)		838,296	$1
Neenah Enterprises, Inc.(b)(c)(e)		58,200	– 0	–

			1

Total Common Stocks (cost $29,470,492)			19,772,123

		Principal Amount (000)
COMMERCIAL MORTGAGE-BACKED SECURITIES – 1.1%
Non-Agency Fixed Rate CMBS – 1.1%
Citigroup Commercial Mortgage Trust Series 2013-GC11, Class XA 1.349%, 04/10/2046(n)	U.S.$	1,251	$12,253
Series 2013-GC17, Class D 5.102%, 11/10/2046(a)		902	832,534
Commercial Mortgage Trust Series 2012-CR3, Class F 4.75%, 10/15/2045(a)		182	46,177
Series 2012-CR3, Class XA 1.824%, 10/15/2045(n)		5,782	16,011
Series 2012-CR5, Class XA 1.493%, 12/10/2045(n)		1,622	7,904
Series 2013-LC6, Class D 4.289%, 01/10/2046(a)		3,916	3,841,924
Series 2014-CR15, Class XA 0.648%, 02/10/2047(n)		1,226	13,310
Series 2014-CR20, Class XA 0.984%, 11/10/2047(n)		8,880	177,520
GS Mortgage Securities Corp. II Series 2013-GC10, Class XA 1.472%, 02/10/2046(n)		708	5,706
Morgan Stanley Bank of America Merrill Lynch Trust Series 2012-C6, Class XA 1.568%, 11/15/2045(a)(n)		4,956	4,899
UBS-Barclays Commercial Mortgage Trust Series 2012-C4, Class XA 1.572%, 12/10/2045(a)(n)		725	2,548
WF-RBS Commercial Mortgage Trust Series 2011-C4, Class D 4.888%, 06/15/2044(a)		1,022	972,729
Series 2012-C7, Class XA 1.201%, 06/15/2045(a)(n)		485	5

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PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Series 2012-C8, Class E 4.859%, 08/15/2045(a)	U.S.$	3,766	$3,729,809
Series 2012-C10, Class XA 1.479%, 12/15/2045(a)(n)		2,717	15,572
Series 2014-C25, Class D 3.803%, 11/15/2047(a)		1,807	1,625,989

			11,304,890

Non-Agency Floating Rate CMBS – 0.0%
Morgan Stanley Capital I Trust Series 2019-BPR, Class E 5.147% (LIBOR 1 Month + 4.75%), 05/15/2036(a)(i)		301	221,368

Total Commercial Mortgage-Backed Securities (cost $11,475,040)			11,526,258

QUASI-SOVEREIGNS – 1.0%
Quasi-Sovereign Bonds – 1.0%
Bahrain – 0.1%
Oil and Gas Holding Co. BSCC (The) 7.625%, 11/07/2024(a)		269	283,123
8.375%, 11/07/2028(a)		872	950,916

			1,234,039

Indonesia – 0.0%
Indonesia Asahan Aluminium Persero PT 5.71%, 11/15/2023(a)		224	231,462

Mexico – 0.6%
Comision Federal de Electricidad 4.688%, 05/15/2029(a)		650	641,388
Petroleos Mexicanos 5.95%, 01/28/2031		3,604	3,322,708
6.49%, 01/23/2027		463	468,973
6.75%, 09/21/2047		2,113	1,696,633
6.95%, 01/28/2060		579	468,932

			6,598,634

Oman – 0.1%
Lamar Funding Ltd. 3.958%, 05/07/2025(a)		837	819,632

Panama – 0.1%
Aeropuerto Internacional de Tocumen SA 4.00%, 08/11/2041(a)		249	227,181
5.125%, 08/11/2061(a)		236	215,173

			442,354

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PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

South Africa – 0.1%
Eskom Holdings SOC Ltd. 6.35%, 08/10/2028(a)	U.S.$	342	$349,802
7.125%, 02/11/2025(a)		237	228,586
Transnet SOC Ltd. 4.00%, 07/26/2022(a)		200	195,690

			774,078

Total Quasi-Sovereigns (cost $9,530,078)			10,100,199

		Shares
PREFERRED STOCKS – 0.5%
Industrial – 0.4%
Energy – 0.3%
Gulfport Energy Corp. 10.00%(b)(e)		142	823,600
Targa Resources Corp. Series A 9.50%		2,000	2,149,057

			2,972,657

Industrial Conglomerates – 0.1%
WESCO International, Inc. Series A 10.625%		35,175	1,035,200

			4,007,857

Financial Institutions – 0.1%
Insurance – 0.1%
Hartford Financial Services Group, Inc. (The) 7.875%		42,175	1,053,110

Total Preferred Stocks (cost $4,270,718)			5,060,967

		Principal Amount (000)
LOCAL GOVERNMENTS - US MUNICIPAL BONDS – 0.5%
United States – 0.5%
State of California Series 2010 7.60%, 11/01/2040	U.S.$	750	1,140,970
State of Illinois Series 2010 7.35%, 07/01/2035		1,915	2,227,033

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PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Wisconsin Public Finance Authority (Catholic Bishop of Chicago (The)) Series 2021 5.75%, 07/25/2041(a)	U.S.$	1,435	$1,465,840

Total Local Governments - US Municipal Bonds (cost $4,112,951)			4,833,843

INFLATION-LINKED SECURITIES – 0.2%
Colombia – 0.2%
Fideicomiso PA Concesion Ruta al Mar 6.75%, 02/15/2044(a)	COP	1,437,090	260,908
Fideicomiso PA Costera 6.25%, 01/15/2034(a)		1,230,800	326,161
Fideicomiso PA Pacifico Tres 7.00%, 01/15/2035(h)		6,642,880	1,866,272

Total Inflation-Linked Securities (cost $2,839,841)			2,453,341

ASSET-BACKED SECURITIES – 0.2%
Other ABS - Fixed Rate – 0.1%
Consumer Loan Underlying Bond Certificate Issuer Trust Series 2019-36, Class PT 12.563%, 10/17/2044(h)	U.S.$	184	181,615
Series 2019-43, Class PT 5.471%, 11/15/2044(h)		52	50,702
Consumer Loan Underlying Bond Certificate Issuer Trust I Series 2018-7, Class PT 9.906%, 06/15/2043(h)		41	38,788
Series 2019-24, Class PT 10.732%, 08/15/2044(h)		106	104,170
Consumer Loan Underlying Bond Club Certificate Issuer Trust I Series 2018-4, Class PT 11.575%, 05/15/2043(h)		30	28,927
Series 2018-12, Class PT 11.788%, 06/15/2043(h)		29	28,412
Consumer Loan Underlying Bond Credit Trust Series 2018-3, Class PT 10.784%, 03/16/2043(h)		7	6,380
Marlette Funding Trust Series 2018-3A, Class C 4.63%, 09/15/2028(a)		322	320,813

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PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

SoFi Consumer Loan Program LLC Series 2016-1, Class R Zero Coupon, 08/25/2025(b)(c)(h)	U.S.$	146	$142,297

			902,104

Autos - Fixed Rate – 0.1%
Flagship Credit Auto Trust Series 2019-4, Class E 4.11%, 03/15/2027(a)		770	765,956

Total Asset-Backed Securities (cost $1,583,087)			1,668,060

GOVERNMENTS - SOVEREIGN BONDS – 0.1%
Colombia – 0.1%
Colombia Government International Bond 4.125%, 05/15/2051		1,058	798,658

Netherlands – 0.0%
SNS Bank NV Series E 11.25%, 12/31/2049(b)(c)(e)(l)	EUR	620	– 0	–

Total Governments - Sovereign Bonds (cost $1,894,997)			798,658

		Shares
WARRANTS – 0.1%
Avaya Holdings Corp., expiring 12/15/2022(e)		53,489	21,396
Encore Automotive Acceptance, expiring 07/05/2031(b)(c)(e)		8	– 0	–
Flexpath Capital, Inc., expiring 04/15/2031(b)(c)(e)		10,974	– 0	–
SandRidge Energy, Inc., A-CW22, expiring 10/04/2022(e)		47,161	1,226
SandRidge Energy, Inc., B-CW22, expiring 10/04/2022(e)		19,860	238
Willscot Corp., expiring 11/29/2022(b)(c)(e)		29,123	692,912

Total Warrants (cost $385,302)			715,772

RIGHTS – 0.0%
Vistra Energy Corp., expiring 12/31/2049(b)(e) (cost $0)		10,721	13,937

abfunds.com	ALLIANCEBERNSTEIN GLOBAL HIGH INCOME FUND | 81

PORTFOLIO OF INVESTMENTS (continued)

Company		Shares	U.S. $ Value

SHORT-TERM INVESTMENTS – 1.1%
Investment Companies – 0.8%
AB Fixed Income Shares, Inc. – AB Government Money Market Portfolio – Class AB, 0.19%(s)(t)(u) (cost $7,989,826)		7,989,826	$7,989,826

		Principal Amount (000)
Time Deposits – 0.2%
BBH, Grand Cayman 0.25%, 04/01/2022	GBP	45	58,741
5.40%, 04/01/2022	ZAR	66	4,540
Citibank, London (0.78)%, 04/01/2022	EUR	68	74,927
Royal Bank of Canada, Toronto 0.07%, 04/01/2022	CAD	24	19,493
0.15%, 04/01/2022	U.S.$	2,440	2,439,505

Total Time Deposits (cost $2,597,206)			2,597,206

U.S. Treasury Bills – 0.1%
U.S. Treasury Bill Zero Coupon, 06/28/2022 (cost $957,481)		959	957,458

Total Short-Term Investments (cost $11,544,513)			11,544,490

Total Investments – 100.3%
(cost $1,102,416,361)			1,040,089,514
Other assets less liabilities – (0.3)%			(3,403,644)

Net Assets – 100.0%			$1,036,685,870

FUTURES (see Note C)

Description	Number of Contracts	Expiration Month	Current Notional	Value and Unrealized Appreciation/ (Depreciation)
Purchased Contracts
U.S. 10 Yr Ultra Futures	105	June 2022	$14,224,219	$(464,289)
U.S. Long Bond (CBT) Futures	55	June 2022	8,253,438	(332,438)
U.S. T-Note 10 Yr (CBT) Futures	271	June 2022	33,299,125	(956,062)
U.S. Ultra Bond (CBT) Futures	46	June 2022	8,147,750	(280,008)

Sold Contracts
U.S. T-Note 5 Yr (CBT) Futures	161	June 2022	18,464,688	469,164

				$(1,563,633)

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PORTFOLIO OF INVESTMENTS (continued)

FORWARD CURRENCY EXCHANGE CONTRACTS (see Note C)

Counterparty	Contracts to Deliver (000)		In Exchange For (000)		Settlement Date	Unrealized Appreciation/ (Depreciation)
Bank of America, NA	INR	6,328	USD	84	04/07/2022	$662
Bank of America, NA	KRW	25,365	USD	21	04/28/2022	448
Bank of America, NA	KRW	18,726	USD	15	04/28/2022	(21)
Bank of America, NA	USD	43	KRW	53,377	04/28/2022	892
Bank of America, NA	USD	23	KRW	27,226	04/28/2022	(278)
Bank of America, NA	USD	10	TWD	264	04/28/2022	(386)
Bank of America, NA	TWD	1,510	USD	54	04/29/2022	1,028
Bank of America, NA	USD	29	TWD	834	04/29/2022	44
Bank of America, NA	USD	2,912	EUR	2,552	05/12/2022	(86,184)
Barclays Bank PLC	BRL	182	USD	38	04/04/2022	187
Barclays Bank PLC	USD	36	BRL	182	04/04/2022	2,591
Barclays Bank PLC	INR	1,390	USD	18	04/07/2022	102
Barclays Bank PLC	INR	2,863	USD	37	04/07/2022	(387)
Barclays Bank PLC	USD	33	INR	2,539	04/07/2022	251
Barclays Bank PLC	USD	12	INR	925	04/07/2022	(151)
Barclays Bank PLC	KRW	39,371	USD	33	04/28/2022	404
Barclays Bank PLC	KRW	20,629	USD	17	04/28/2022	(43)
Barclays Bank PLC	USD	12	IDR	170,658	04/28/2022	64
Barclays Bank PLC	USD	36	KRW	44,494	04/28/2022	621
Barclays Bank PLC	USD	47	KRW	56,449	04/28/2022	(519)
Barclays Bank PLC	TWD	221	USD	8	04/29/2022	168
Barclays Bank PLC	USD	17	TWD	481	04/29/2022	57
BNP Paribas SA	BRL	222	USD	47	04/04/2022	229
BNP Paribas SA	USD	43	BRL	222	04/04/2022	3,940
BNP Paribas SA	USD	45	INR	3,415	04/07/2022	(417)
BNP Paribas SA	ZAR	152	USD	10	04/21/2022	(75)
BNP Paribas SA	IDR	494,504	USD	34	04/28/2022	(180)
BNP Paribas SA	KRW	31,251	USD	26	04/28/2022	248
BNP Paribas SA	TWD	540	USD	20	04/28/2022	647
BNP Paribas SA	USD	7	TWD	207	04/28/2022	(252)
BNP Paribas SA	TWD	567	USD	20	04/29/2022	457
BNP Paribas SA	USD	54	TWD	1,509	04/29/2022	(1,282)
BNP Paribas SA	RUB	731	USD	9	05/06/2022	(1,097)
BNP Paribas SA	USD	14	CLP	11,282	05/25/2022	254
Brown Brothers Harriman & Co.	CHF	98	USD	106	04/13/2022	118
Brown Brothers Harriman & Co.	CHF	17	USD	18	04/13/2022	(133)
Brown Brothers Harriman & Co.	USD	55	CHF	52	04/13/2022	509
Brown Brothers Harriman & Co.	USD	104	CHF	96	04/13/2022	(345)
Brown Brothers Harriman & Co.	SGD	136	USD	100	04/21/2022	(209)
Brown Brothers Harriman & Co.	USD	61	SGD	83	04/21/2022	250
Brown Brothers Harriman & Co.	USD	123	SGD	166	04/21/2022	(366)
Brown Brothers Harriman & Co.	USD	123	ZAR	1,881	04/21/2022	5,567
Brown Brothers Harriman & Co.	USD	13	ZAR	197	04/21/2022	(4)
Brown Brothers Harriman & Co.	ZAR	226	USD	15	04/21/2022	27
Brown Brothers Harriman & Co.	ZAR	1,620	USD	106	04/21/2022	(4,484)
Brown Brothers Harriman & Co.	CAD	359	USD	282	04/22/2022	(4,435)
Brown Brothers Harriman & Co.	USD	93	CAD	118	04/22/2022	1,532
Brown Brothers Harriman & Co.	AUD	56	USD	42	04/28/2022	89
Brown Brothers Harriman & Co.	AUD	129	USD	91	04/28/2022	(5,381)
Brown Brothers Harriman & Co.	JPY	10,448	USD	91	04/28/2022	4,870

abfunds.com	ALLIANCEBERNSTEIN GLOBAL HIGH INCOME FUND | 83

PORTFOLIO OF INVESTMENTS (continued)

Counterparty	Contracts to Deliver (000)			In Exchange For (000)		Settlement Date	Unrealized Appreciation/ (Depreciation)
Brown Brothers Harriman & Co.	JPY	1,545		USD	13	04/28/2022	$(13)
Brown Brothers Harriman & Co.	USD	42		AUD	57	04/28/2022	1,079
Brown Brothers Harriman & Co.	USD	0	**	AUD	1	04/28/2022	(1)
Brown Brothers Harriman & Co.	USD	16		JPY	1,900	04/28/2022	10
Brown Brothers Harriman & Co.	USD	113		JPY	13,266	04/28/2022	(3,572)
Brown Brothers Harriman & Co.	PLN	402		USD	101	05/06/2022	5,401
Brown Brothers Harriman & Co.	PLN	377		USD	88	05/06/2022	(1,786)
Brown Brothers Harriman & Co.	USD	85		PLN	368	05/06/2022	2,297
Brown Brothers Harriman & Co.	USD	38		PLN	159	05/06/2022	(510)
Brown Brothers Harriman & Co.	EUR	719		USD	820	05/12/2022	24,043
Brown Brothers Harriman & Co.	EUR	1,134		USD	1,247	05/12/2022	(9,183)
Brown Brothers Harriman & Co.	USD	1,042		EUR	943	05/12/2022	2,062
Brown Brothers Harriman & Co.	USD	56		EUR	48	05/12/2022	(1,801)
Brown Brothers Harriman & Co.	CNH	299		USD	47	05/18/2022	155
Brown Brothers Harriman & Co.	CNH	723		USD	113	05/18/2022	(398)
Brown Brothers Harriman & Co.	USD	41		CNH	265	05/18/2022	181
Brown Brothers Harriman & Co.	USD	47		CNH	301	05/18/2022	(123)
Brown Brothers Harriman & Co.	USD	93		MXN	1,897	05/19/2022	1,971
Brown Brothers Harriman & Co.	GBP	14		USD	19	06/09/2022	(68)
Brown Brothers Harriman & Co.	USD	32		GBP	24	06/09/2022	175
Brown Brothers Harriman & Co.	USD	33		GBP	25	06/09/2022	(129)
Brown Brothers Harriman & Co.	NZD	140		USD	95	06/10/2022	(1,740)
Brown Brothers Harriman & Co.	USD	15		NZD	22	06/10/2022	99
Brown Brothers Harriman & Co.	USD	9		NZD	13	06/10/2022	(54)
Brown Brothers Harriman & Co.	NOK	501		USD	57	06/17/2022	348
Brown Brothers Harriman & Co.	SEK	394		USD	42	06/17/2022	(116)
Brown Brothers Harriman & Co.	USD	26		NOK	228	06/17/2022	(504)
Brown Brothers Harriman & Co.	USD	7		SEK	69	06/17/2022	(107)
Citibank, NA	USD	12		INR	918	04/07/2022	139
Citibank, NA	USD	5		RUB	731	05/06/2022	4,837
Citibank, NA	CLP	25,575		USD	33	05/25/2022	434
Citibank, NA	CLP	25,604		USD	32	05/25/2022	(742)
Citibank, NA	COP	13,573,419		USD	3,514	05/25/2022	(58,052)
Deutsche Bank AG	EUR	1,392		USD	1,539	05/12/2022	(3,363)
Goldman Sachs Bank USA	BRL	187		USD	40	04/04/2022	193
Goldman Sachs Bank USA	USD	37		BRL	187	04/04/2022	2,571
Goldman Sachs Bank USA	KRW	9,366		USD	8	04/28/2022	163
Goldman Sachs Bank USA	USD	7		IDR	106,724	04/28/2022	63
Goldman Sachs Bank USA	TWD	419		USD	15	04/29/2022	6
HSBC Bank USA	KRW	9,006		USD	7	04/28/2022	68
HSBC Bank USA	BRL	36		USD	8	05/03/2022	(9)
JPMorgan Chase Bank, NA	BRL	37		USD	8	04/04/2022	38
JPMorgan Chase Bank, NA	BRL	380		USD	75	04/04/2022	(4,790)
JPMorgan Chase Bank, NA	USD	8		BRL	37	04/04/2022	8
JPMorgan Chase Bank, NA	USD	80		BRL	380	04/04/2022	(391)
JPMorgan Chase Bank, NA	KRW	9,488		USD	8	04/28/2022	106
JPMorgan Chase Bank, NA	KRW	32,944		USD	27	04/28/2022	(65)
JPMorgan Chase Bank, NA	TWD	1,314		USD	46	04/29/2022	402
JPMorgan Chase Bank, NA	BRL	39		USD	8	05/03/2022	30
JPMorgan Chase Bank, NA	INR	1,036		USD	14	07/07/2022	56

84 | ALLIANCEBERNSTEIN GLOBAL HIGH INCOME FUND	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

Counterparty	Contracts to Deliver (000)		In Exchange For (000)		Settlement Date	Unrealized Appreciation/ (Depreciation)
Morgan Stanley Capital Services LLC	INR	1,136	USD	15	04/07/2022	$(86)
Morgan Stanley Capital Services LLC	USD	31	INR	2,332	04/07/2022	(201)
Morgan Stanley Capital Services LLC	USD	16	KRW	18,722	04/28/2022	(202)
Morgan Stanley Capital Services LLC	USD	19	TWD	512	04/28/2022	(757)
Morgan Stanley Capital Services LLC	TWD	754	USD	27	04/29/2022	207
Morgan Stanley Capital Services LLC	USD	23	TWD	651	04/29/2022	(703)
Morgan Stanley Capital Services LLC	USD	2,000	EUR	1,834	05/12/2022	31,844
Morgan Stanley Capital Services LLC	GBP	4,776	USD	6,239	06/09/2022	(32,817)
Morgan Stanley Capital Services LLC	INR	1,491	USD	19	07/07/2022	70
Royal Bank of Scotland PLC	BRL	180	USD	36	04/04/2022	(1,643)
Royal Bank of Scotland PLC	USD	38	BRL	180	04/04/2022	(185)
Royal Bank of Scotland PLC	INR	749	USD	10	04/07/2022	3
Royal Bank of Scotland PLC	INR	683	USD	9	04/07/2022	(25)
Royal Bank of Scotland PLC	USD	18	INR	1,408	04/07/2022	217
Royal Bank of Scotland PLC	USD	9	INR	644	04/07/2022	(41)
Royal Bank of Scotland PLC	KRW	42,824	USD	36	04/28/2022	337
Royal Bank of Scotland PLC	USD	17	KRW	21,416	04/28/2022	133
Royal Bank of Scotland PLC	USD	39	KRW	46,286	04/28/2022	(577)
Royal Bank of Scotland PLC	USD	9	TWD	245	04/28/2022	(378)
Royal Bank of Scotland PLC	TWD	746	USD	26	04/29/2022	351
Royal Bank of Scotland PLC	CLP	11,217	USD	14	05/25/2022	(188)
Royal Bank of Scotland PLC	USD	10	INR	749	07/07/2022	(48)
Standard Chartered Bank	BRL	219	USD	46	04/04/2022	226
Standard Chartered Bank	BRL	400	USD	82	04/04/2022	(2,083)
Standard Chartered Bank	USD	43	BRL	219	04/04/2022	3,124
Standard Chartered Bank	USD	84	BRL	400	04/04/2022	(412)
Standard Chartered Bank	INR	656	USD	9	04/07/2022	17
Standard Chartered Bank	INR	3,420	USD	45	04/07/2022	(279)
Standard Chartered Bank	USD	43	INR	3,238	04/07/2022	(331)
Standard Chartered Bank	KRW	28,591	USD	24	04/28/2022	258
Standard Chartered Bank	USD	6	IDR	85,037	04/28/2022	35
Standard Chartered Bank	USD	10	KRW	12,558	04/28/2022	(159)
Standard Chartered Bank	TWD	274	USD	10	04/29/2022	100
Standard Chartered Bank	USD	41	TWD	1,155	04/29/2022	(683)
Standard Chartered Bank	USD	59	BRL	285	05/03/2022	36
UBS AG	BRL	355	USD	75	04/04/2022	365
UBS AG	BRL	242	USD	48	04/04/2022	(2,945)
UBS AG	USD	69	BRL	355	04/04/2022	5,315
UBS AG	USD	51	BRL	242	04/04/2022	(250)
UBS AG	INR	911	USD	12	04/07/2022	40
UBS AG	USD	36	INR	2,717	04/07/2022	(430)
UBS AG	KRW	48,112	USD	40	04/28/2022	311

abfunds.com	ALLIANCEBERNSTEIN GLOBAL HIGH INCOME FUND | 85

PORTFOLIO OF INVESTMENTS (continued)

Counterparty	Contracts to Deliver (000)		In Exchange For (000)		Settlement Date	Unrealized Appreciation/ (Depreciation)
UBS AG	USD	9	IDR	132,653	04/28/2022	$53
UBS AG	USD	28	KRW	34,688	04/28/2022	280
UBS AG	USD	19	KRW	22,419	04/28/2022	(204)
UBS AG	USD	8	TWD	218	04/29/2022	(240)
UBS AG	EUR	46,934	USD	53,705	05/12/2022	1,719,963
UBS AG	CLP	9,366	USD	11	05/25/2022	(299)

						$1,596,164

CURRENCY OPTIONS WRITTEN (see Note C)

Description	Counterparty	Contracts	Exercise Price		Expiration Month	Notional Amount (000)		Premiums Received	U.S. $ Value
Call
CNH vs. USD(v)	JPMorgan Chase Bank, NA	638,000	USD	6.38	April 2022	USD	638	$74	$(67)

INTEREST RATE SWAPTIONS WRITTEN (see Note C)

Description	Index	Counterparty	Strike Rate	Expiration Date	Notional Amount (000)		Premiums Received	Market Value
Put
OTC - 1 Year Interest Rate Swap	1 DAY SOFR	Citibank, NA	1.56%	04/05/2022	USD	47	$659	$(2,292)
OTC - 1 Year Interest Rate Swap	1 DAY SOFR	Citibank, NA	1.75	04/07/2022	USD	47	547	(1,499)
OTC - 1 Year Interest Rate Swap	1 DAY SOFR	Citibank, NA	1.82	04/08/2022	USD	47	511	(1,196)
OTC - 1 Year Interest Rate Swap	1 DAY SOFR	Citibank, NA	1.95	04/13/2022	USD	47	505	(669)
OTC - 1 Year Interest Rate Swap	1 DAY SOFR	Citibank, NA	2.02	04/14/2022	USD	47	504	(432)
OTC - 1 Year Interest Rate Swap	1 DAY SOFR	Citibank, NA	1.99	04/18/2022	USD	47	448	(582)
OTC - 1 Year Interest Rate Swap	1 DAY SOFR	Citibank, NA	2.21	04/19/2022	USD	47	497	(126)
OTC - 1 Year Interest Rate Swap	1 DAY SOFR	Citibank, NA	2.21	04/20/2022	USD	47	502	(142)
OTC - 1 Year Interest Rate Swap	1 DAY SOFR	Citibank, NA	2.30	04/25/2022	USD	47	609	(138)
OTC - 1 Year Interest Rate Swap	1 DAY SOFR	Citibank, NA	2.29	04/26/2022	USD	47	606	(168)
OTC - 1 Year Interest Rate Swap	1 DAY SOFR	JPMorgan Chase Bank, NA	1.58	04/04/2022	USD	47	550	(2,217)
OTC - 1 Year Interest Rate Swap	1 DAY SOFR	JPMorgan Chase Bank, NA	1.83	04/11/2022	USD	47	503	(1,173)
OTC - 1 Year Interest Rate Swap	1 DAY SOFR	JPMorgan Chase Bank, NA	2.18	04/21/2022	USD	47	506	(201)
OTC - 1 Year Interest Rate Swap	1 DAY SOFR	JPMorgan Chase Bank, NA	2.17	04/28/2022	USD	47	514	(133)

86 | ALLIANCEBERNSTEIN GLOBAL HIGH INCOME FUND	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

Description	Index	Counterparty	Strike Rate	Expiration Date	Notional Amount (000)		Premiums Received	Market Value
OTC - 1 Year Interest Rate Swap	1 DAY SOFR	Morgan Stanley Capital Services LLC	1.69%	04/06/2022	USD	47	$620	$(1,768)
OTC - 1 Year Interest Rate Swap	1 DAY SOFR	Morgan Stanley Capital Services LLC	1.97	04/12/2022	USD	47	506	(606)
OTC - 1 Year Interest Rate Swap	1 DAY SOFR	Morgan Stanley Capital Services LLC	2.03	04/15/2022	USD	47	438	(398)
OTC - 1 Year Interest Rate Swap	1 DAY SOFR	Morgan Stanley Capital Services LLC	2.16	04/22/2022	USD	47	526	(248)
OTC - 1 Year Interest Rate Swap	1 DAY SOFR	Morgan Stanley Capital Services LLC	2.22	04/27/2022	USD	47	548	(269)
OTC - 1 Year Interest Rate Swap	1 DAY SOFR	Morgan Stanley Capital Services LLC	2.12	04/29/2022	USD	47	510	(18)

							$10,609	$(14,275)

CENTRALLY CLEARED CREDIT DEFAULT SWAPS (see Note C)

Description	Fixed Rate (Pay) Receive	Payment Frequency	Implied Credit Spread at March 31, 2022		Notional Amount (000)	Market Value	Upfront Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)
Sale Contracts
Brazilian Government International Bond, 4.250%, 01/07/2025, 06/20/2027*	1.00%	Quarterly	2.07%	USD	320	$(16,062)	$(17,266)	$1,204
CDX-NAHY Series 34, 5 Year Index, 06/20/2025*	5.00	Quarterly	3.03	USD	19,027	1,131,738	81,357	1,050,381
CDX-NAHY Series 38, 5 Year Index, 06/20/2027*	5.00	Quarterly	3.74	USD	143,550	8,074,951	7,255,379	819,572
iTraxx Europe Crossover Series 37, 5 Year Index, 6/20/2027*	5.00	Quarterly	3.39	EUR	36,820	3,028,158	2,472,502	555,656
South Africa Government International Bond, 5.875%, 09/16/2025, 06/20/2027*	1.00	Quarterly	2.09	USD	2,380	(121,801)	(123,133)	1,332

						$12,096,984	$9,668,839	$2,428,145

*	Termination date

abfunds.com	ALLIANCEBERNSTEIN GLOBAL HIGH INCOME FUND | 87

PORTFOLIO OF INVESTMENTS (continued)

CENTRALLY CLEARED INTEREST RATE SWAPS (see Note C)

			Rate Type
Notional Amount (000)		Termination Date	Payments made by the Fund	Payments received by the Fund	Payment Frequency Paid/ Received	Market Value	Upfront Premiums Paid/ (Received)			Unrealized Appreciation/ (Depreciation)
USD	10	02/15/2032	1.898%	1 DAY SOFR	Annual	$159	$	– 0	–	$159
USD	53	02/18/2032	1.864%	1 DAY SOFR	Annual	1,012		– 0	–	1,012
USD	10	02/28/2032	1.776%	1 DAY SOFR	Annual	276		– 0	–	276
USD	30	03/14/2032	1.811%	1 DAY SOFR	Annual	757		– 0	–	757
USD	25	03/15/2032	1.833%	1 DAY SOFR	Annual	581		– 0	–	581

						$2,785	$	– 0	–	$2,785

CREDIT DEFAULT SWAPS (see Note C)

Swap Counterparty & Referenced Obligation	Fixed Rate (Pay) Receive	Payment Frequency	Implied Credit Spread at March 31, 2022	Notional Amount (000)		Market Value	Upfront Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)
Sale Contracts
Citigroup Global Markets, Inc.
CDX-CMBX.NA.BB Series 6, 05/11/2063*	5.00%	Monthly	7.50%	USD	279	$(117,101)	$(133,354)	$16,253
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	7.50	USD	434	(105,781)	(46,236)	(59,545)
Credit Suisse International
CDX-CMBX.NA.BB Series 6, 05/11/2063*	5.00	Monthly	7.50	USD	4,756	(1,996,991)	(701,166)	(1,295,825)
International Game Technology PLC, 4.750%, 02/15/2023, 06/20/2022*	5.00	Quarterly	0.26	EUR	310	3,960	1,562	2,398
Deutsche Bank AG
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	7.50	USD	247	(60,114)	(25,960)	(34,154)
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	7.50	USD	348	(84,840)	(38,675)	(46,165)
Goldman Sachs International
Avis Budget Car Rental LLC, 5.250%, 03/15/2025, 12/20/2023*	5.00	Quarterly	1.05	USD	270	18,207	5,987	12,220
Avis Budget Car Rental LLC, 5.250%, 03/15/2025, 12/20/2023*	5.00	Quarterly	1.05	USD	300	20,230	10,411	9,819

88 | ALLIANCEBERNSTEIN GLOBAL HIGH INCOME FUND	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

Swap Counterparty & Referenced Obligation	Fixed Rate (Pay) Receive	Payment Frequency	Implied Credit Spread at March 31, 2022	Notional Amount (000)		Market Value	Upfront Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)
CDX-CMBX.NA.BB Series 6, 05/11/2063*	5.00%	Monthly	7.50%	USD	56	$(23,336)	$(26,818)	$3,482
CDX-CMBX.NA.BB Series 6, 05/11/2063*	5.00	Monthly	7.50	USD	56	(23,824)	(26,818)	2,994
CDX-CMBX.NA.BB Series 6, 05/11/2063*	5.00	Monthly	7.50	USD	1,586	(666,457)	(258,374)	(408,083)
CDX-CMBX.NA.BB Series 6, 05/11/2063*	5.00	Monthly	7.50	USD	1,969	(827,039)	(274,894)	(552,145)
CDX-CMBX.NA.BB Series 6, 05/11/2063*	5.00	Monthly	7.50	USD	2,786	(1,169,951)	(388,872)	(781,079)
CDX-CMBX.NA.BB Series 6, 05/11/2063*	5.00	Monthly	7.50	USD	4,756	(1,996,991)	(739,998)	(1,256,993)
CDX-CMBX.NA.BB Series 6, 05/11/2063*	5.00	Monthly	7.50	USD	9,511	(3,993,982)	(1,337,512)	(2,656,470)
CDX-CMBX.NA.BB Series 6, 05/11/2063*	5.00	Monthly	7.50	USD	12,840	(5,391,875)	(1,803,214)	(3,588,661)
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	7.50	USD	127	(30,989)	(13,015)	(17,974)
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	7.50	USD	172	(41,954)	(14,621)	(27,333)
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	7.50	USD	344	(83,908)	(32,230)	(51,678)
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	7.50	USD	344	(83,908)	(29,784)	(54,124)
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	7.50	USD	355	(86,472)	(28,393)	(58,079)
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	7.50	USD	507	(123,489)	(51,488)	(72,001)
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	7.50	USD	688	(167,583)	(70,357)	(97,226)
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	7.50	USD	996	(242,551)	(101,807)	(140,744)
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	7.50	USD	2,064	(502,982)	(169,025)	(333,957)
JPMorgan Securities, LLC
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	7.50	USD	6,121	(1,490,679)	(698,655)	(792,024)

abfunds.com	ALLIANCEBERNSTEIN GLOBAL HIGH INCOME FUND | 89

PORTFOLIO OF INVESTMENTS (continued)

Swap Counterparty & Referenced Obligation	Fixed Rate (Pay) Receive	Payment Frequency	Implied Credit Spread at March 31, 2022	Notional Amount (000)		Market Value	Upfront Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00%	Monthly	7.50%	USD	11,478	$(2,795,024)	$(1,249,442)	$(1,545,582)
Morgan Stanley & Co. International PLC
CDX-CMBX.NA.BB Series 6, 05/11/2063*	5.00	Monthly	7.50	USD	346	(145,477)	(152,823)	7,346
CDX-CMBX.NA.BB Series 6, 05/11/2063*	5.00	Monthly	7.50	USD	111	(46,760)	(52,048)	5,288
CDX-CMBX.NA.BB Series 6, 05/11/2063*	5.00	Monthly	7.50	USD	346	(145,477)	(141,222)	(4,255)
CDX-CMBX.NA.BB Series 6, 05/11/2063*	5.00	Monthly	7.50	USD	346	(145,477)	(140,396)	(5,081)
CDX-CMBX.NA.BB Series 6, 05/11/2063*	5.00	Monthly	7.50	USD	345	(145,077)	(139,186)	(5,891)
CDX-CMBX.NA.BB Series 6, 05/11/2063*	5.00	Monthly	7.50	USD	345	(145,077)	(138,363)	(6,714)
Morgan Stanley Capital Services LLC
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	7.50	USD	1,136	(276,802)	(113,115)	(163,687)
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	7.50	USD	1,217	(296,374)	(126,123)	(170,251)
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	7.50	USD	3,195	(777,948)	(33,515)	(744,433)

						$(24,189,893)	$(9,279,539)	$(14,910,354)

*	Termination date

TOTAL RETURN SWAPS (see Note C)

Counterparty & Referenced Obligation	Rate Paid/ Received	Payment Frequency	Current Notional (000)	Maturity Date	Unrealized Appreciation/ (Depreciation)
Receive Total Return on Reference Obligation
Goldman Sachs International Markit iBoxx EUR Contingent Convertible Liquid Developed Market AT1	3 Month EURIBOR	Quarterly	EUR 9,214	09/20/2022	$315,288

90 | ALLIANCEBERNSTEIN GLOBAL HIGH INCOME FUND	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

REVERSE REPURCHASE AGREEMENTS (see Note C)

Broker	Currency	Principal Amount (000)	Interest Rate		Maturity	U.S. $ Value at March 31, 2022
Credit Suisse Securities (USA)†	EUR	944	(1.00	)%*	—	$1,045,459

†	The reverse repurchase agreement matures on demand. Interest rate resets daily and the rate shown is the rate in effect on March 31, 2022.

*	Interest payment due from counterparty.

The type of underlying collateral and the remaining maturity of open reverse repurchase agreements on the statements of assets and liabilities is as follows:

	Overnight and Continuous	Up to 30 Days			31-90 Days			Greater than 90 Days			Total
Corporates - Non-Investment Grade	$1,045,459	$	– 0	–	$	– 0	–	$	– 0	–	$1,045,459

**	Contracts amount less than 500.

(a)

Security is exempt from registration under Rule 144A or Regulation S of the Securities Act of 1933. These securities are considered restricted, but liquid and may be resold in transactions exempt from registration. At March 31, 2022, the aggregate market value of these securities amounted to $703,368,322 or 67.8% of net assets.

(b)	Security in which significant unobservable inputs (Level 3) were used in determining fair value.

(c)	Fair valued by the Adviser.

(d)	Defaulted matured security.

(e)	Non-income producing security.

(f)	Pay-In-Kind Payments (PIK). The issuer may pay cash interest and/or interest in additional debt securities. Rates shown are the rates in effect at March 31, 2022.

(g)	Position, or a portion thereof, has been segregated to collateralize reverse repurchase agreements.

(h)

Security is exempt from registration under Rule 144A or Regulation S of the Securities Act of 1933. These securities, which represent 0.32% of net assets as of March 31, 2022, are considered illiquid and restricted. Additional information regarding such securities follows:

144A/Restricted & Illiquid Securities	Acquisition Date	Cost	Market Value	Percentage of Net Assets
Consumer Loan Underlying Bond Certificate Issuer Trust I Series 2018-7, Class PT 9.906%, 06/15/2043	04/25/2018 - 06/01/2020	$40,718	$38,788	0.00%
Consumer Loan Underlying Bond Certificate Issuer Trust I Series 2019-24, Class PT 10.732%, 08/15/2044	06/27/2019	103,017	104,170	0.01%
Consumer Loan Underlying Bond Certificate Issuer Trust Series 2019-36, Class PT 12.563%, 10/17/2044	09/04/2019	183,111	181,615	0.02%
Consumer Loan Underlying Bond Certificate Issuer Trust Series 2019-43, Class PT 5.471%, 11/15/2044	10/09/2019	51,219	50,702	0.00%

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PORTFOLIO OF INVESTMENTS (continued)

144A/Restricted & Illiquid Securities	Acquisition Date	Cost		Market Value		Percentage of Net Assets
Consumer Loan Underlying Bond Club Certificate Issuer Trust I Series 2018-12, Class PT 11.788%, 06/15/2043	06/26/2018	$29,301		$28,412		0.00%
Consumer Loan Underlying Bond Club Certificate Issuer Trust I Series 2018-4, Class PT 11.575%, 05/15/2043	03/27/2018 - 05/11/2018	29,963		28,927		0.00%
Consumer Loan Underlying Bond Credit Trust Series 2018-3, Class PT 10.784%, 03/16/2043	03/07/2018	6,691		6,380		0.00%
Diamond Offshore Drilling, Inc.	04/23/2021	475,210		167,156		0.02%
Digicel Group Holdings Ltd. 7.00%, 04/18/2022	11/28/2016 - 10/01/2021	146,429		72,655		0.01%
Exide Technologies (Exchange Priority) 11.00%, 10/31/2024	10/29/2020	– 0	–	– 0	–	0.00%
Exide Technologies (First Lien) 11.00%, 10/31/2024	10/29/2020	– 0	–	– 0	–	0.00%
Fideicomiso PA Pacifico Tres 7.00%, 01/15/2035	03/04/2016	1,967,796		1,866,272		0.18%
JPMorgan Madison Avenue Securities Trust Series 2015-CH1, Class M2 5.957%, 10/25/2025	09/18/2015	475,161		479,792		0.05%
K2016470219 South Africa Ltd. 3.00%, 12/31/2022	01/31/2017 - 06/30/2021	1,083,919		– 0	–	0.00%
K2016470260 South Africa Ltd. 25.00%, 12/31/2022	05/05/2013 - 01/31/2017	685,311		– 0	–	0.00%
Magnetation LLC/Mag Finance Corp. 11.00%, 05/15/2018	05/05/2013 - 02/19/2015	2,295,760		– 0	–	0.00%
Odebrecht Holdco Finance Ltd. Zero Coupon, 09/10/2058	01/22/2021	629,717		15,968		0.00%
SoFi Consumer Loan Program LLC Series 2016-1, Class R Zero Coupon, 08/25/2025	07/28/2017	46,875		142,297		0.01%
Terraform Global Operating LLC 6.125%, 03/01/2026	02/08/2018	118,000		117,298		0.01%
Tonon Luxembourg SA 6.50%, 10/31/2024	05/03/2019 - 10/31/2020	1,209,003		– 0	–	0.00%
Virgolino de Oliveira Finance SA 10.50%, 01/28/2018	01/23/2014 - 01/27/2014	2,401,853		410		0.00%
Virgolino de Oliveira Finance SA 10.875%, 01/13/2020	06/09/2014	477,417		48		0.00%
Virgolino de Oliveira Finance SA 11.75%, 02/09/2022	01/29/2014	838,866		162		0.00%
Wells Fargo Credit Risk Transfer Securities Trust Series 2015-WF1, Class 2M2 5.957%, 11/25/2025	09/28/2015 - 02/26/2018	160,814		152,273		0.01%

(i)	Floating Rate Security. Stated interest/floor/ceiling rate was in effect at March 31, 2022.

(j)	Convertible security.

(k)	Defaulted.

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PORTFOLIO OF INVESTMENTS (continued)

(l)	Securities are perpetual and, thus, do not have a predetermined maturity date. The date shown, if applicable, reflects the next call date.

(m)	Inverse interest only security.

(n)	IO – Interest Only.

(o)	The stated coupon rate represents the greater of the LIBOR or an alternate base rate such as the CDOR, SOFR or the LIBOR/CDOR/SOFR floor rate plus a spread at March 31, 2022.

(p)	Position, or a portion thereof, has been segregated to collateralize margin requirements for open futures contracts.

(q)	Position, or a portion thereof, has been segregated to collateralize OTC derivatives outstanding.

(r)	Position, or a portion thereof, has been segregated to collateralize margin requirements for open centrally cleared swaps.

(s)	Affiliated investments.

(t)	To obtain a copy of the fund’s shareholder report, please go to the Securities and Exchange Commission’s website at www.sec.gov, or call AB at (800) 227-4618.

(u)	The rate shown represents the 7-day yield as of period end.

(v)	One contract relates to 1 share.

Currency Abbreviations:

AUD – Australian Dollar

BRL – Brazilian Real

CAD – Canadian Dollar

CHF – Swiss Franc

CLP – Chilean Peso

CNH – Chinese Yuan Renminbi (Offshore)

COP – Colombian Peso

EUR – Euro

GBP – Great British Pound

IDR – Indonesian Rupiah

INR – Indian Rupee

JPY – Japanese Yen

KRW – South Korean Won

MXN – Mexican Peso

NOK – Norwegian Krone

NZD – New Zealand Dollar

PLN – Polish Zloty

RUB – Russian Ruble

SEK – Swedish Krona

SGD – Singapore Dollar

TWD – New Taiwan Dollar

USD – United States Dollar

ZAR – South African Rand

Glossary:

ABS – Asset-Backed Securities

CBT – Chicago Board of Trade

CDOR – Canadian Dealer Offered Rate

CDX-CMBX.NA – North American Commercial Mortgage-Backed Index

CDX-NAHY – North American High Yield Credit Default Swap Index

CLO – Collateralized Loan Obligations

CMBS – Commercial Mortgage-Backed Securities

EURIBOR – Euro Interbank Offered Rate

H15T – U.S. Treasury Yield Curve Rate T Note Constant Maturity

LIBOR – London Interbank Offered Rate

REIT – Real Estate Investment Trust

REMICs – Real Estate Mortgage Investment Conduits

SOFR – Secured Overnight Financing Rate

See notes to financial statements.

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STATEMENT OF ASSETS & LIABILITIES

March 31, 2022

Assets
Investments in securities, at value
Unaffiliated issuers (cost $1,094,426,535)	$1,032,099,688
Affiliated issuers (cost $7,989,826)	7,989,826
Cash collateral due from broker	12,875,930
Foreign currencies, at value (cost $374,522)	106,417
Unaffiliated dividends and interest receivable	14,212,820
Receivable for investment securities sold	4,523,634
Unrealized appreciation on forward currency exchange contracts	1,836,476
Unrealized appreciation on total return swaps	315,288
Receivable for variation margin on futures	171,018
Market value of credit default swaps (net premiums paid $17,960)	42,397
Receivable for terminated credit default swaps, interest rate swaps and total return swaps	17,719
Affiliated dividends receivable	1,472
Receivable for newly entered interest rate swaps	76

Total assets	1,074,192,761

Liabilities
Swaptions written, at value (premiums received $10,609)	14,275
Options written, at value (premiums received $74)	67
Due to Custodian	34,331
Market value of credit default swaps (net premiums received $9,297,499)	24,232,290
Payable for investment securities purchased	9,765,958
Payable for reverse repurchase agreements	1,045,459
Advisory fee payable	865,880
Payable for capital gains taxes	460,828
Unrealized depreciation on forward currency exchange contracts	240,312
Payable for terminated credit default swaps, interest rate swaps and total return swaps	100,070
Payable for variation margin on centrally cleared swaps	92,613
Administrative fee payable	24,587
Payable for newly entered credit default swaps and interest rate swaps	4,820
Directors’ fee payable	66
Accrued expenses	625,335

Total liabilities	37,506,891

Net Assets	$1,036,685,870

Composition of Net Assets
Capital stock, at par	$862,297
Additional paid-in capital	1,154,620,015
Accumulated loss	(118,796,442)

$1,036,685,870

Net Asset Value Per Share—100 million shares of capital stock authorized, $0.01 par value (based on 86,229,677 shares outstanding)	$12.02

See notes to financial statements.

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STATEMENT OF OPERATIONS

Year Ended March 31, 2022

Investment Income
Interest	$62,684,639
Dividends
Unaffiliated issuers (net of foreign taxes withheld of $28,500)	834,833
Affiliated issuers	2,461	$63,521,933

Expenses
Advisory fee (see Note B)	9,923,259
Transfer agency	40,460
Custody and accounting	338,415
Audit and tax	184,498
Printing	160,833
Administrative	105,960
Registration fees	87,212
Legal	59,745
Directors’ fees	28,485
Miscellaneous	48,166

Total expenses before interest expense	10,977,033
Interest expense	4,112

Total expenses	10,981,145
Less: expenses waived and reimbursed by the Adviser (see Note B)	(9,287)

Net expenses		10,971,858

Net investment income		52,550,075

Realized and Unrealized Gain (Loss) on Investment and Foreign Currency Transactions
Net realized gain (loss) on:
Investment transactions(a)		13,762,084
Forward currency exchange contracts		2,398,419
Futures		(1,326,383)
Options written		5,381
Swaps		14,170,840
Swaptions written		(20,926)
Foreign currency transactions		(2,108,243)
Net change in unrealized appreciation/depreciation on:
Investments(b)		(73,495,432)
Forward currency exchange contracts		1,018,141
Futures		1,236,626
Options written		7
Swaps		(6,022,469)
Swaptions written		(3,666)
Foreign currency denominated assets and liabilities		25,283

Net loss on investment and foreign currency transactions		(50,360,338)

Net Increase in Net Assets from Operations		$2,189,737

(a)	Net of foreign realized capital gains taxes of $99,656.

(b)	Net of decrease in accrued foreign capital gains taxes on unrealized gains of $335,684.

See notes to financial statements.

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STATEMENT OF CHANGES IN NET ASSETS

	Year Ended March 31, 2022		Year Ended March 31, 2021
Increase (Decrease) in Net Assets from Operations
Net investment income	$52,550,075		$51,181,085
Net realized gain (loss) on investment and foreign currency transactions	26,881,172		(15,528,105)
Net change in unrealized appreciation/depreciation on investments and foreign currency denominated assets and liabilities	(77,241,510)		208,211,515
Contributions from Affiliates (see Note B)	– 0	–	284

Net increase in net assets from operations	2,189,737		243,864,779
Distributions to Shareholders	(67,035,667)		(59,292,215)
Return of Capital	(740,859)		(8,484,311)

Total increase (decrease)	(65,586,789)		176,088,253
Net Assets
Beginning of period	1,102,272,659		926,184,406

End of period	$1,036,685,870		$1,102,272,659

See notes to financial statements.

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NOTES TO FINANCIAL STATEMENTS

March 31, 2022

NOTE A

Significant Accounting Policies

AllianceBernstein Global High Income Fund, Inc. (the “Fund”) is incorporated under the laws of the State of Maryland and is registered under the Investment Company Act of 1940, as amended, as a diversified, closed-end management investment company. The financial statements have been prepared in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”), which require management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and amounts of income and expenses during the reporting period. Actual results could differ from those estimates. The Fund is an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies. The following is a summary of significant accounting policies followed by the Fund.

1. Security Valuation

Portfolio securities are valued at their current market value determined on the basis of market quotations or, if market quotations are not readily available or are deemed unreliable, at “fair value” as determined in accordance with procedures established by and under the general supervision of the Fund’s Board of Directors (the “Board”).

In general, the market values of securities which are readily available and deemed reliable are determined as follows: securities listed on a national securities exchange (other than securities listed on the NASDAQ Stock Market, Inc. (“NASDAQ”)) or on a foreign securities exchange are valued at the last sale price at the close of the exchange or foreign securities exchange. If there has been no sale on such day, the securities are valued at the last traded price from the previous day. Securities listed on more than one exchange are valued by reference to the principal exchange on which the securities are traded; securities listed only on NASDAQ are valued in accordance with the NASDAQ Official Closing Price; listed or over the counter (“OTC”) market put or call options are valued at the mid level between the current bid and ask prices. If either a current bid or current ask price is unavailable, AllianceBernstein L.P. (the “Adviser”) will have discretion to determine the best valuation (e.g., last trade price in the case of listed options); open futures are valued using the closing settlement price or, in the absence of such a price, the most recent quoted bid price. If there are no quotations available for the day of valuation, the last available closing settlement price is used; U.S. Government securities and any other debt instruments having 60 days or less remaining until maturity are generally valued at market by an independent pricing vendor, if a market price is available. If a market price is not available, the securities are valued

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NOTES TO FINANCIAL STATEMENTS (continued)

at amortized cost. This methodology is commonly used for short term securities that have an original maturity of 60 days or less, as well as short term securities that had an original term to maturity that exceeded 60 days. In instances when amortized cost is utilized, the Valuation Committee (the “Committee”) must reasonably conclude that the utilization of amortized cost is approximately the same as the fair value of the security. Factors the Committee will consider include, but are not limited to, an impairment of the creditworthiness of the issuer or material changes in interest rates. Fixed-income securities, including mortgage-backed and asset-backed securities, may be valued on the basis of prices provided by a pricing service or at a price obtained from one or more of the major broker-dealers. In cases where broker-dealer quotes are obtained, the Adviser may establish procedures whereby changes in market yields or spreads are used to adjust, on a daily basis, a recently obtained quoted price on a security. Swaps and other derivatives are valued daily, primarily using independent pricing services, independent pricing models using market inputs, as well as third party broker-dealers or counterparties. Open-end mutual funds are valued at the closing net asset value per share, while exchange traded funds are valued at the closing market price per share.

Securities for which market quotations are not readily available (including restricted securities) or are deemed unreliable are valued at fair value as deemed appropriate by the Adviser. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the issuer, analysts, analysis of the issuer’s financial statements or other available documents. In addition, the Fund may use fair value pricing for securities primarily traded in non-U.S. markets because most foreign markets close well before the Fund values its securities at 4:00 p.m., Eastern Time. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim and may materially affect the value of those securities. To account for this, the Fund generally values many of its foreign equity securities using fair value prices based on third party vendor modeling tools to the extent available.

2. Fair Value Measurements

In accordance with U.S. GAAP regarding fair value measurements, fair value is defined as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. U.S. GAAP establishes a framework for measuring fair value, and a three-level hierarchy for fair value measurements based upon the transparency of inputs to the valuation of an asset or liability (including those valued based on their market values as described in Note A.1 above). Inputs may be observable or unobservable

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NOTES TO FINANCIAL STATEMENTS (continued)

and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Fund. Unobservable inputs reflect the Fund’s own assumptions about the assumptions that market participants would use in pricing the asset or liability based on the best information available in the circumstances. Each investment is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three-tier hierarchy of inputs is summarized below.

•	Level 1—quoted prices in active markets for identical investments
•	Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)
•	Level 3—significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The fair value of debt instruments, such as bonds, and over-the-counter derivatives is generally based on market price quotations, recently executed market transactions (where observable) or industry recognized modeling techniques and are generally classified as Level 2. Pricing vendor inputs to Level 2 valuations may include quoted prices for similar investments in active markets, interest rate curves, coupon rates, currency rates, yield curves, option adjusted spreads, default rates, credit spreads and other unique security features in order to estimate the relevant cash flows which are then discounted to calculate fair values. If these inputs are unobservable and significant to the fair value, these investments will be classified as Level 3.

Where readily available market prices or relevant bid prices are not available for certain equity investments, such investments may be valued based on similar publicly traded investments, movements in relevant indices since last available prices or based upon underlying company fundamentals and comparable company data (such as multiples to earnings or other multiples to equity). Where an investment is valued using an observable input, such as another publicly traded security, the investment will be classified as Level 2. If management determines that an adjustment is appropriate based on restrictions on resale, illiquidity or uncertainty, and such adjustment is a significant component of the valuation, the investment will be classified as Level 3. An investment will also be classified as Level 3 where management uses company fundamentals and other significant inputs to determine the valuation.

Options are valued using market-based inputs to models, broker or dealer quotations, or alternative pricing sources with reasonable levels of price

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NOTES TO FINANCIAL STATEMENTS (continued)

transparency, where such inputs and models are available. Alternatively, the values may be obtained through unobservable management determined inputs and/or management’s proprietary models. Where models are used, the selection of a particular model to value an option depends upon the contractual terms of, and specific risks inherent in, the option as well as the availability of pricing information in the market. Valuation models require a variety of inputs, including contractual terms, market prices, measures of volatility and correlations of such inputs. Exchange traded options generally will be classified as Level 2. For options that do not trade on an exchange but trade in liquid markets, inputs can generally be verified and model selection does not involve significant management judgment. Options are classified within Level 2 on the fair value hierarchy when all of the significant inputs can be corroborated to market evidence. Otherwise such instruments are classified as Level 3.

Valuations of mortgage-backed or other asset-backed securities, by pricing vendors, are based on both proprietary and industry recognized models and discounted cash flow techniques. Significant inputs to the valuation of these instruments are value of the collateral, the rates and timing of delinquencies, the rates and timing of prepayments, and default and loss expectations, which are driven in part by housing prices for residential mortgages. Significant inputs are determined based on relative value analyses, which incorporate comparisons to instruments with similar collateral and risk profiles, including relevant indices. Mortgage and asset-backed securities for which management has collected current observable data through pricing services are generally categorized within Level 2. Those investments for which current observable data has not been provided are classified as Level 3.

Bank loan prices are provided by third party pricing services and consist of a composite of the quotes received by the vendor into a consensus price. Certain bank loans are classified as Level 3, as a significant input used in the fair value measurement of these instruments is the market quotes that are received by the vendor and these inputs are not observable.

Other fixed income investments, including non-U.S. government and corporate debt, are generally valued using quoted market prices, if available, which are typically impacted by current interest rates, maturity dates and any perceived credit risk of the issuer. Additionally, in the absence of quoted market prices, these inputs are used by pricing vendors to derive a valuation based upon industry or proprietary models which incorporate issuer specific data with relevant yield/spread comparisons with more widely quoted bonds with similar key characteristics. Those investments for which there are observable inputs are classified as Level 2. Where the inputs are not observable, the investments are classified as Level 3.

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NOTES TO FINANCIAL STATEMENTS (continued)

The following table summarizes the valuation of the Fund’s investments by the above fair value hierarchy levels as of March 31, 2022:

Investments in Securities	Level 1			Level 2		Level 3		Total
Assets:
Corporates —Non-Investment Grade	$	– 0	–	$570,915,674		$182,166	#	$571,097,840
Corporates — Investment Grade		– 0	–	103,443,979		– 0	–	103,443,979
Collateralized Mortgage Obligations		– 0	–	60,426,867		– 0	–	60,426,867
Emerging Markets —Corporate Bonds		– 0	–	57,338,899		620	#	57,339,519
Emerging Markets —Sovereigns		– 0	–	54,162,558		– 0	–	54,162,558
Bank Loans		– 0	–	43,495,209		9,912,086		53,407,295
Collateralized Loan Obligations		– 0	–	35,354,990		1,980,000		37,334,990
Governments —Treasuries		– 0	–	34,388,818		– 0	–	34,388,818
Common Stocks		11,249,054		652,458		7,870,611	#	19,772,123
Commercial Mortgage-Backed Securities		– 0	–	11,526,258		– 0	–	11,526,258
Quasi-Sovereigns		– 0	–	10,100,199		– 0	–	10,100,199
Preferred Stocks		2,088,310		2,149,057		823,600		5,060,967
Local Governments — US Municipal Bonds		– 0	–	4,833,843		– 0	–	4,833,843
Inflation-Linked Securities		– 0	–	2,453,341		– 0	–	2,453,341
Asset-Backed Securities		– 0	–	1,525,763		142,297		1,668,060
Governments — Sovereign Bonds		– 0	–	798,658		0	#	798,658
Warrants		22,860		– 0	–	692,912	#	715,772
Rights		– 0	–	– 0	–	13,937		13,937
Short-Term Investments:
Investment Companies		7,989,826		– 0	–	– 0	–	7,989,826
Time Deposits		– 0	–	2,597,206		– 0	–	2,597,206
U.S. Treasury Bills		– 0	–	957,458		– 0	–	957,458

Total Investments in Securities		21,350,050		997,121,235		21,618,229		1,040,089,514
Other Financial Instruments*:
Assets
Futures		469,164		– 0	–	– 0	–	469,164	†
Forward Currency Exchange Contracts		– 0	–	1,836,476		– 0	–	1,836,476
Centrally Cleared Credit Default Swaps		– 0	–	12,234,847		– 0	–	12,234,847	†
Centrally Cleared Interest Rate Swaps		– 0	–	2,785		– 0	–	2,785	†
Credit Default Swaps		– 0	–	42,397		– 0	–	42,397
Total Return Swaps		– 0	–	315,288		– 0	–	315,288

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NOTES TO FINANCIAL STATEMENTS (continued)

Investments in Securities	Level 1		Level 2			Level 3			Total
Liabilities
Futures	$(2,032,797)		$	– 0	–	$	– 0	–	$(2,032,797)†
Forward Currency Exchange Contracts	– 0	–		(240,312)			– 0	–	(240,312)
Currency Options Written	– 0	–		(67)			– 0	–	(67)
Interest Rate Swaptions Written	– 0	–		(14,275)			– 0	–	(14,275)
Centrally Cleared Credit Default Swaps	– 0	–		(137,863)			– 0	–	(137,863)†
Credit Default Swaps	– 0	–		(24,232,290)			– 0	–	(24,232,290)
Reverse Repurchase Agreements	(1,045,459)			– 0	–		– 0	–	(1,045,459)

Total	$18,740,958			$986,928,221			$21,618,229		$1,027,287,408

#	The Fund held securities with zero market value at period end.

*

Other financial instruments are derivative instruments, such as futures, forwards and swaps, which are valued at the unrealized appreciation/(depreciation) on the instrument. Other financial instruments may also include swaps with upfront premiums, options written and swaptions written which are valued at market value.

†

Only variation margin receivable/payable at period end is reported within the statement of assets and liabilities. This amount reflects cumulative unrealized appreciation/(depreciation) on futures and centrally cleared swaps as reported in the portfolio of investments. Where applicable, centrally cleared swaps with upfront premiums are presented here at market value.

The following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining fair value.

	Corporates - Non-Investment Grade#		Emerging Markets - Corporate Bonds#		Bank Loans		Collateralized Loan Obligations
Balance as of 3/31/21	$918,294		$18,606		$9,461,745		$	– 0	–
Accrued discounts/ (premiums)	– 0	–	(13,008)		– 0	–		63
Realized gain (loss)	954		1,443		44,550			– 0	–
Change in unrealized appreciation/ depreciation	(30,826)		(384,923)		(116,822)			(63)
Purchases/Payups	– 0	–	178,722		3,131,304			1,980,000
Sales	(706,256)		(1,447)		(4,153,741)			– 0	–
Transfers into Level 3	– 0	–	201,227		2,451,545			– 0	–
Transfers out of Level 3	– 0	–	– 0	–	(906,495)			– 0	–

Balance as of 3/31/22	$182,166		$620		$9,912,086			$1,980,000

Net change in unrealized appreciation/depreciation from investments held as of 3/31/22**	$(22,081)		$(384,923)		$(72,891)			$(63)

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	Common Stocks#		Preferred Stocks		Asset- Backed Securities		Governments - Sovereign Bonds#
Balance as of 3/31/21	$9,271,699		$ – 0	–	$1,355,622		$	– 0	–
Accrued discounts/ (premiums)	– 0	–	– 0	–	(1,098,269)			– 0	–
Realized gain (loss)	2,123,409		– 0	–	277,507			– 0	–
Change in unrealized appreciation/ depreciation	110,950		706,800		(1,837)			– 0	–
Purchases	1,840,532		116,800		– 0	–		– 0	–
Sales/Paydowns	(5,341,146)		– 0	–	(390,726)			– 0	–
Transfers into Level 3	3,987		– 0	–	– 0	–		– 0	–
Transfers out of Level 3	(138,820)		– 0	–	– 0	–		– 0	–

Balance as of 3/31/22	$7,870,611		$823,600		$142,297		$	– 0	–

Net change in unrealized appreciation/depreciation from investments held as of 3/31/22**	$979,655		$706,800		$54,183		$	– 0	–

	Warrants#		Rights		Total
Balance as of 3/31/21	$378,031		$11,761		$21,415,758
Accrued discounts/ (premiums)	– 0	–	– 0	–	(1,111,214)
Realized gain (loss)	– 0	–	– 0	–	2,447,863
Change in unrealized appreciation/ depreciation	314,881		2,176		600,336
Purchases/Payups	– 0	–	– 0	–	7,247,358
Sales/Paydowns	– 0	–	– 0	–	(10,593,316)
Transfers into Level 3	– 0	–	– 0	–	2,656,759
Transfers out of Level 3	– 0	–	– 0	–	(1,045,315)

Balance as of 3/31/22	$692,912		$13,937		$21,618,229

Net change in unrealized appreciation/depreciation from investments held as of 3/31/22**	$314,881		$2,176		$1,577,737

#	The Fund held securities with zero market value that were sold/expired/written off during the reporting period.

**	The unrealized appreciation/depreciation is included in net change in unrealized appreciation/depreciation on investments and other financial instruments in the accompanying statement of operations.

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The following presents information about significant unobservable inputs related to the Fund’s Level 3 investments at March 31, 2022. Securities priced (i) by third party vendors, (ii) by brokers or (iii) using prior transaction prices, which approximates fair value, are excluded from the following table.

Quantitative Information about Level 3 Fair Value Measurements

	Fair Value at 3/31/2022			Valuation Technique	Unobservable Input	Input
Corporates – Non-Investment Grade		$182,166		Recovery Analysis	Collateral Value	$75.90
	$	– 0	–	Qualitative Assessment		$0.00

		$182,166

Emerging Markets – Corporate Bonds.		$410		Qualitative Assessment		$0.00
		$162		Qualitative Assessment		$0.00
		$48		Qualitative Assessment		$0.00

		$620

Common Stocks		$1,456,006		Market Approach	NAV Equivalent	$944.80
		$723,375		Market Approach	EBITDA* Projection	$519.2mm to $557.7mm
					EBITDA* Multiples	6.5x-7.0x
		$351,946		Market Approach	NAV Equivalent	$1,005.56
		$1		Qualitative Assessment		$0.00
	$	– 0	–	Qualitative Assessment		$0.00
	$	– 0	–	Qualitative Assessment		$0.00

		$2,531,328

Governments – Sovereign Bonds	$	– 0	–	Qualitative Assessment		$0.00
Warrants.		$692,912		Option Pricing Model	Exercise Price	$23.79

*	Earnings Before Interest, Taxes, Depreciation and Amortization.

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Generally, a change in the assumptions used in any input in isolation may be accompanied by a change in another input. Significant changes in any of the unobservable inputs may significantly impact the fair value measurement. Significant increases (decreases) in Collateral Value, NAV Equivalent, EBITDA projections and EBITDA Multiple and Exercise Price in isolation would be expected to result in a significantly higher (lower) fair value measurement.

3. Currency Translation

Assets and liabilities denominated in foreign currencies and commitments under forward currency exchange contracts are translated into U.S. dollars at the mean of the quoted bid and ask prices of such currencies against the U.S. dollar. Purchases and sales of portfolio securities are translated into U.S. dollars at the rates of exchange prevailing when such securities were acquired or sold. Income and expenses are translated into U.S. dollars at the rates of exchange prevailing when accrued.

Net realized gain or loss on foreign currency transactions represents foreign exchange gains and losses from sales and maturities of foreign fixed income investments, holding of foreign currencies, currency gains or losses realized between the trade and settlement dates on foreign investment transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains and losses from valuing foreign currency denominated assets and liabilities at period end exchange rates are reflected as a component of net unrealized appreciation or depreciation of foreign currency denominated assets and liabilities.

4. Taxes

It is the Fund’s policy to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its investment company taxable income and net realized gains, if any, to shareholders. Therefore, no provisions for federal income or excise taxes are required. The Fund may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued and applied to net investment income, net realized gains and net unrealized appreciation/depreciation as such income and/or gains are earned.

In accordance with U.S. GAAP requirements regarding accounting for uncertainties in income taxes, management has analyzed the Fund’s tax positions taken or expected to be taken on federal and state income tax returns for all open tax years (the current and the prior three tax years) and has concluded that no provision for income tax is required in the Fund’s financial statements.

5. Investment Income and Investment Transactions

Dividend income is recorded on the ex-dividend date or as soon as the Fund is informed of the dividend. Interest income is accrued daily.

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Investment transactions are accounted for on the date the securities are purchased or sold. Investment gains or losses are determined on the identified cost basis. The Fund amortizes premiums and accretes discounts as adjustments to interest income. The Fund accounts for distributions received from REIT investments or from regulated investment companies as dividend income, realized gain, or return of capital based on information provided by the REIT or the investment company. Certain prior year amounts have been reclassified to conform to current year presentation.

6. Dividends and Distributions

Dividends and distributions to shareholders, if any, are recorded on the ex-dividend date. Income dividends and capital gains distributions are determined in accordance with federal tax regulations and may differ from those determined in accordance with U.S. GAAP. To the extent these differences are permanent, such amounts are reclassified within the capital accounts based on their federal tax basis treatment; temporary differences do not require such reclassification.

NOTE B

Advisory Fee and Other Transactions with Affiliates

Under the terms of the investment advisory agreement, the Fund pays the Adviser an advisory fee at an annual rate of .90% of the Fund’s average weekly net assets. Such fee is accrued daily and paid monthly.

Pursuant to the administration agreement, the Fund may reimburse the Adviser for certain legal and accounting services provided to the Fund by the Adviser, provided, however, that the reimbursement may not exceed .15% annualized of average weekly net assets. For the year ended March 31, 2022, the reimbursement for such services amounted to $105,960.

Under the terms of a Shareholder Inquiry Agency Agreement with AllianceBernstein Investor Services, Inc. (“ABIS”), a wholly owned subsidiary of the Adviser, the Fund reimburses ABIS for costs relating to servicing phone inquiries on behalf of the Fund. During the year ended March 31, 2022, there was no such reimbursement paid to ABIS.

The Fund may invest in AB Government Money Market Portfolio (the “Government Money Market Portfolio”) which has a contractual annual advisory fee rate of ..20% of the portfolio’s average daily net assets and bears its own expenses. The Adviser has contractually agreed to waive .10% of the advisory fee of Government Money Market Portfolio (resulting in a net advisory fee of .10%) until August 31, 2022. In connection with the investment by the Fund in Government Money Market Portfolio, the Adviser has contractually agreed to waive its advisory fee from the Fund in an amount equal to the Fund’s pro rata share of the effective advisory fee

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of Government Money Market Portfolio, as borne indirectly by the Fund as an acquired fund fee and expense. For the year ended March 31, 2022, such waiver amounted to $9,287.

A summary of the Fund’s transactions in AB mutual funds for the year ended March 31, 2022 is as follows:

Fund	Market Value 3/31/21 (000)	Purchases at Cost (000)	Sales Proceeds (000)	Market Value 3/31/22 (000)	Dividend Income (000)
Government Money Market Portfolio	$47,718	$267,784	$307,512	$7,990	$2

During the year ended March 31, 2021, the Adviser reimbursed the Fund $284 for trading losses incurred due to a pricing error.

NOTE C

Investment Transactions

Purchases and sales of investment securities (excluding short-term investments) for the year ended March 31, 2022, were as follows:

	Purchases	Sales
Investment securities (excluding U.S. government securities)	$471,945,240	$431,044,381
U.S. government securities	957,468	5,122,999

The cost of investments for federal income tax purposes, gross unrealized appreciation and unrealized depreciation are as follows:

Cost	$1,102,179,584

Gross unrealized appreciation	$49,044,344
Gross unrealized depreciation	(109,062,075)

Net unrealized depreciation	$(60,017,731)

1. Derivative Financial Instruments

The Fund may use derivatives in an effort to earn income and enhance returns, to replace more traditional direct investments, to obtain exposure to otherwise inaccessible markets (collectively, “investment purposes”), or to hedge or adjust the risk profile of its portfolio.

The principal types of derivatives utilized by the Fund, as well as the methods in which they may be used are:

•	Forward Currency Exchange Contracts

The Fund may enter into forward currency exchange contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign portfolio holdings, to hedge certain firm purchase and

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NOTES TO FINANCIAL STATEMENTS (continued)

sale commitments denominated in foreign currencies and for non-hedging purposes as a means of making direct investments in foreign currencies, as described below under “Currency Transactions”.

A forward currency exchange contract is a commitment to purchase or sell a foreign currency at a future date at a negotiated forward rate. The gain or loss arising from the difference between the original contract and the closing of such contract would be included in net realized gain or loss on forward currency exchange contracts. Fluctuations in the value of open forward currency exchange contracts are recorded for financial reporting purposes as unrealized appreciation and/or depreciation by the Fund. Risks may arise from the potential inability of a counterparty to meet the terms of a contract and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar.

During the year ended March 31, 2022, the Fund held forward currency exchange contracts for hedging and non-hedging purposes.

•	Futures

The Fund may buy or sell futures for investment purposes or for the purpose of hedging its portfolio against adverse effects of potential movements in the market. The Fund bears the market risk that arises from changes in the value of these instruments and the imperfect correlation between movements in the price of the futures and movements in the price of the assets, reference rates or indices which they are designed to track. Among other things, the Fund may purchase or sell futures for foreign currencies or options thereon for non-hedging purposes as a means of making direct investment in foreign currencies, as described below under “Currency Transactions”.

At the time the Fund enters into futures, the Fund deposits and maintains as collateral an initial margin with the broker, as required by the exchange on which the transaction is effected. Such amount is shown as cash collateral due from broker on the statement of assets and liabilities. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in the value of the contract. Such receipts or payments are known as variation margin and are recorded by the Fund as unrealized gains or losses. Risks may arise from the potential inability of a counterparty to meet the terms of the contract. The credit/ counterparty risk for exchange-traded futures is generally less than privately negotiated futures, since the clearinghouse, which is the issuer or counterparty to each exchange-traded future, has robust risk mitigation standards, including the requirement to provide initial and variation margin. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the time it was closed.

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Use of long futures subjects the Fund to risk of loss in excess of the amounts shown on the statement of assets and liabilities, up to the notional value of the futures. Use of short futures subjects the Fund to unlimited risk of loss. Under some circumstances, futures exchanges may establish daily limits on the amount that the price of futures can vary from the previous day’s settlement price, which could effectively prevent liquidation of unfavorable positions.

During the year ended March 31, 2022, the Fund held futures for hedging and non-hedging purposes.

•	Option Transactions

For hedging and investment purposes, the Fund may purchase and write (sell) put and call options on U.S. and foreign securities, including government securities, and foreign currencies that are traded on U.S. and foreign securities exchanges and over-the-counter markets. Among other things, the Fund may use options transactions for non-hedging purposes as a means of making direct investments in foreign currencies, as described below under “Currency Transactions” and may use options strategies involving the purchase and/or writing of various combinations of call and/or put options, for hedging and investment purposes.

The risk associated with purchasing an option is that the Fund pays a premium whether or not the option is exercised. Additionally, the Fund bears the risk of loss of the premium and change in market value should the counterparty not perform under the contract. If a put or call option purchased by the Fund were permitted to expire without being sold or exercised, its premium would represent a loss to the Fund. Put and call options purchased are accounted for in the same manner as portfolio securities. The cost of securities acquired through the exercise of call options is increased by premiums paid. The proceeds from securities sold through the exercise of put options are decreased by the premiums paid.

When the Fund writes an option, the premium received by the Fund is recorded as a liability and is subsequently adjusted to the current market value of the option written. The Fund’s maximum payment for written put options equates to the number of shares multiplied by the strike price. In certain circumstances maximum payout amounts may be partially offset by recovery values of the respective referenced assets and upfront premium received upon entering into the contract. Premiums received from written options which expire unexercised are recorded by the Fund on the expiration date as realized gains from options written. The difference between the premium received and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is also treated as a realized gain, or if the premium received is less than the amount paid for the closing

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NOTES TO FINANCIAL STATEMENTS (continued)

purchase transaction, as a realized loss. If a call option is exercised, the premium received is added to the proceeds from the sale of the underlying security or currency in determining whether the Fund has realized a gain or loss. If a put option is exercised, the premium received reduces the cost basis of the security or currency purchased by the Fund. In writing an option, the Fund bears the market risk of an unfavorable change in the price of the security or currency underlying the written option. Exercise of an option written by the Fund could result in the Fund selling or buying a security or currency at a price different from the current market value.

The Fund may also invest in options on swap agreements, also called “swaptions”. A swaption is an option that gives the buyer the right, but not the obligation, to enter into a swap on a future date in exchange for paying a market-based “premium”. A receiver swaption gives the owner the right to receive the total return of a specified asset, reference rate, or index. A payer swaption gives the owner the right to pay the total return of a specified asset, reference rate, or index. Swaptions also include options that allow an existing swap to be terminated or extended by one of the counterparties. The Fund’s maximum payment for written put swaptions equates to the notional amount of the underlying swap. In certain circumstances maximum payout amounts may be partially offset by recovery values of the respective referenced assets and upfront premium received upon entering into the contract.

During the year ended March 31, 2022, the Fund held written options for hedging and non-hedging purposes.

During the year ended March 31, 2022, the Fund held written swaptions for non-hedging purposes.

•	Swaps

The Fund may enter into swaps to hedge its exposure to interest rates, credit risk or currencies. The Fund may also enter into swaps for non-hedging purposes as a means of gaining market exposures including by making direct investments in foreign currencies, as described below under “Currency Transactions” or in order to take a “long” or “short” position with respect to an underlying referenced asset described below under “Total Return Swaps”. A swap is an agreement that obligates two parties to exchange a series of cash flows at specified intervals based upon or calculated by reference to changes in specified prices or rates for a specified amount of an underlying asset. The payment flows are usually netted against each other, with the difference being paid by one party to the other. In addition, collateral may be pledged or received by the Fund in accordance with the terms of the respective swaps to provide value

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and recourse to the Fund or its counterparties in the event of default, bankruptcy or insolvency by one of the parties to the swap.

Risks may arise as a result of the failure of the counterparty to the swap to comply with the terms of the swap. The loss incurred by the failure of a counterparty is generally limited to the net interim payment to be received by the Fund, and/or the termination value at the end of the contract. Therefore, the Fund considers the creditworthiness of each counterparty to a swap in evaluating potential counterparty risk. This risk is mitigated by having a netting arrangement between the Fund and the counterparty and by the posting of collateral by the counterparty to the Fund to cover the Fund’s exposure to the counterparty. Additionally, risks may arise from unanticipated movements in interest rates or in the value of the underlying securities. The Fund accrues for the interim payments on swaps on a daily basis, with the net amount recorded within unrealized appreciation/ depreciation of swaps on the statement of assets and liabilities, where applicable. Once the interim payments are settled in cash, the net amount is recorded as realized gain/(loss) on swaps on the statement of operations, in addition to any realized gain/(loss) recorded upon the termination of swaps. Upfront premiums paid or received for swaps are recognized as cost or proceeds on the statement of assets and liabilities and are amortized on a straight line basis over the life of the contract. Amortized upfront premiums are included in net realized gain/(loss) from swaps on the statement of operations. Fluctuations in the value of swaps are recorded as a component of net change in unrealized appreciation/depreciation of swaps on the statement of operations.

Certain standardized swaps, including certain interest rate swaps and credit default swaps, are (or soon will be) subject to mandatory central clearing. Cleared swaps are transacted through futures commission merchants (“FCMs”) that are members of central clearinghouses, with the clearinghouse serving as central counterparty, similar to transactions in futures contracts. Centralized clearing will be required for additional categories of swaps on a phased-in basis based on requirements published by the Securities and Exchange Commission and Commodity Futures Trading Commission.

At the time the Fund enters into a centrally cleared swap, the Fund deposits and maintains as collateral an initial margin with the broker, as required by the clearinghouse on which the transaction is effected. Such amount is shown as cash collateral due from broker on the statement of assets and liabilities. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in the value of the contract. Such receipts or

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payments are known as variation margin and are recorded by the Fund as unrealized gains or losses. Risks may arise from the potential inability of a counterparty to meet the terms of the contract. The credit/counterparty risk for centrally cleared swaps is generally less than non-centrally cleared swaps, since the clearinghouse, which is the issuer or counterparty to each centrally cleared swap, has robust risk mitigation standards, including the requirement to provide initial and variation margin. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the time it was closed.

Interest Rate Swaps:

The Fund is subject to interest rate risk exposure in the normal course of pursuing its investment objectives. Because the Fund holds fixed rate bonds, the value of these bonds may decrease if interest rates rise. To help hedge against this risk and to maintain its ability to generate income at prevailing market rates, the Fund may enter into interest rate swaps. Interest rate swaps are agreements between two parties to exchange cash flows based on a notional amount. The Fund may elect to pay a fixed rate and receive a floating rate, or, receive a fixed rate and pay a floating rate on a notional amount.

In addition, the Fund may also enter into interest rate swap transactions to preserve a return or spread on a particular investment or portion of its portfolio, or protecting against an increase in the price of securities the Fund anticipates purchasing at a later date. Interest rate swaps involve the exchange by a Fund with another party of their respective commitments to pay or receive interest (e.g., an exchange of floating rate payments for fixed rate payments) computed based on a contractually-based principal (or “notional”) amount. Interest rate swaps are entered into on a net basis (i.e., the two payment streams are netted out, with the Fund receiving or paying, as the case may be, only the net amount of the two payments).

During the year ended March 31, 2022, the Fund held interest rate swaps for hedging and non-hedging purposes.

Credit Default Swaps:

The Fund may enter into credit default swaps, including to manage its exposure to the market or certain sectors of the market, to reduce its risk exposure to defaults by corporate and sovereign issuers held by the Fund, or to create exposure to corporate or sovereign issuers to which it is not otherwise exposed. The Fund may purchase credit protection (“Buy Contract”) or provide credit protection (“Sale Contract”) on the referenced obligation of the credit default swap. During the term of the swap, the Fund receives/(pays) fixed payments from/(to) the respective counterparty, calculated at the agreed upon

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rate applied to the notional amount. If the Fund is a buyer/(seller) of protection and a credit event occurs, as defined under the terms of the swap, the Fund will either (i) receive from the seller/(pay to the buyer) of protection an amount equal to the notional amount of the swap (the “Maximum Payout Amount”) and deliver/(take delivery of) the referenced obligation or (ii) receive/(pay) a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation. In certain circumstances Maximum Payout Amounts may be partially offset by recovery values of the respective referenced obligations, upfront premium received upon entering into the agreement, or net amounts received from settlement of buy protection credit default swaps entered into by the Fund for the same referenced obligation with the same counterparty.

Credit default swaps may involve greater risks than if the Fund had invested in the referenced obligation directly. Credit default swaps are subject to general market risk, liquidity risk, counterparty risk and credit risk. If the Fund is a buyer of protection and no credit event occurs, it will lose the payments it made to its counterparty. If the Fund is a seller of protection and a credit event occurs, the value of the referenced obligation received by the Fund coupled with the periodic payments previously received may be less than the Maximum Payout Amount it pays to the buyer, resulting in a net loss to the Fund.

Implied credit spreads over U.S. Treasuries of comparable maturity utilized in determining the market value of credit default swaps on issuers as of period end are disclosed in the portfolio of investments. The implied spreads serve as an indicator of the current status of the payment/ performance risk and typically reflect the likelihood of default by the issuer of the referenced obligation. The implied credit spread of a particular reference obligation also reflects the cost of buying/selling protection and may reflect upfront payments required to be made to enter into the agreement. Widening credit spreads typically represent a deterioration of the referenced obligation’s credit soundness and greater likelihood of default or other credit event occurring as defined under the terms of the agreement. A credit spread identified as “Defaulted” indicates a credit event has occurred for the referenced obligation.

During the year ended March 31, 2022, the Fund held credit default swaps for non-hedging purposes.

Total Return Swaps:

The Fund may enter into total return swaps in order to take a “long” or “short” position with respect to an underlying referenced asset. The

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NOTES TO FINANCIAL STATEMENTS (continued)

Fund is subject to market price volatility of the underlying referenced asset. A total return swap involves commitments to pay interest in exchange for a market linked return based on a notional amount. To the extent that the total return of the security, group of securities or index underlying the transaction exceeds or falls short of the offsetting interest obligation, the Fund will receive a payment from or make a payment to the counterparty.

During the year ended March 31, 2022, the Fund held total return swaps for non-hedging purposes.

The Fund typically enters into International Swaps and Derivatives Association, Inc. Master Agreements (“ISDA Master Agreement”) with its OTC derivative contract counterparties in order to, among other things, reduce its credit risk to OTC counterparties. ISDA Master Agreements include provisions for general obligations, representations, collateral and events of default or termination. Under an ISDA Master Agreement, the Fund typically may offset with the OTC counterparty certain derivative financial instruments’ payables and/or receivables with collateral held and/or posted and create one single net payment (close-out netting) in the event of default or termination. In the event of a default by an OTC counterparty, the return of collateral with market value in excess of the Fund’s net liability, held by the defaulting party, may be delayed or denied.

The Fund’s ISDA Master Agreements may contain provisions for early termination of OTC derivative transactions in the event the net assets of the Fund decline below specific levels (“net asset contingent features”). If these levels are triggered, the Fund’s OTC counterparty has the right to terminate such transaction and require the Fund to pay or receive a settlement amount in connection with the terminated transaction. If OTC derivatives were held at period end, please refer to netting arrangements by the OTC counterparty tables below for additional details.

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NOTES TO FINANCIAL STATEMENTS (continued)

During the year ended March 31, 2022, the Fund had entered into the following derivatives:

	Asset Derivatives			Liability Derivatives
Derivative Type	Statement of Assets and Liabilities Location	Fair Value		Statement of Assets and Liabilities Location	Fair Value
Interest rate contracts	Receivable/Payable for variation margin on futures	$469,164	*	Receivable/Payable for variation margin on futures	$2,032,797	*

Interest rate contracts	Receivable/Payable for variation margin on centrally cleared swaps	2,785	*

Interest rate contracts				Swaptions written, at value	14,275

Foreign currency contracts	Unrealized appreciation on forward currency exchange contracts	1,836,476		Unrealized depreciation on forward currency exchange contracts	240,312

Foreign currency contracts				Options written, at value	67

Credit contracts	Receivable/Payable for variation margin on centrally cleared swaps	2,428,145	*

Credit contracts	Market value of credit default swaps	42,397		Market value of credit default swaps	24,232,290

Credit contracts	Unrealized appreciation on total return swaps	315,288

Total		$5,094,255			$26,519,741

*

Only variation margin receivable/payable at period end is reported within the statement of assets and liabilities. This amount reflects cumulative unrealized appreciation/depreciation on futures and centrally cleared swaps as reported in the portfolio of investments.

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Derivative Type	Location of Gain or (Loss) on Derivatives Within Statement of Operations	Realized Gain or (Loss) on Derivatives	Change in Unrealized Appreciation or (Depreciation)
Interest rate contracts	Net realized gain/(loss) on swaps; Net change in unrealized appreciation/ depreciation on swaps	$(425,155)	$242,451

Interest rate contracts	Net realized gain/(loss) on futures; Net change in unrealized appreciation/ depreciation on futures	(1,326,383)	1,236,626

Interest rate contracts	Net realized gain/(loss) on swaptions written; Net change in unrealized appreciation/depreciation on swaptions written	(20,926)	(3,666)

Foreign currency contracts	Net realized gain/(loss) on forward currency exchange contracts; Net change in unrealized appreciation/depreciation on forward currency exchange contracts	2,398,419	1,018,141

Foreign currency contracts	Net realized gain/(loss) on options written; Net change in unrealized appreciation/depreciation on options written	5,381	7

Credit contracts	Net realized gain/(loss) on swaps; Net change in unrealized appreciation/ depreciation on swaps	14,595,995	(6,264,920)

Total		$15,227,331	$(3,771,361)

The following table represents the average monthly volume of the Fund’s derivative transactions during the year ended March 31, 2022:

Centrally Cleared Credit Default Swaps:
Average notional amount of buy contracts	$59,086,962	(a)
Average notional amount of sale contracts	$227,524,437

Centrally Cleared Interest Rate Swaps
Average notional amount	$11,480,129	(b)

Credit Default Swaps:
Average notional amount of sale contracts	$73,606,551

Forward Currency Exchange Contracts:
Average principal amount of buy contracts	$11,953,061
Average principal amount of sale contracts	$74,770,942

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Futures:
Average notional amount of buy contracts	$75,126,268
Average notional amount of sale contracts	$21,760,928

Total Return Swaps:
Average notional amount	$10,784,329

Options Written:
Average notional amount	$199,554	(a)

Swaptions Written:
Average notional amount	$978,000	(b)

(a)	Positions were open for two months during the reporting period.

(b)	Positions were open for four months during the reporting period.

For financial reporting purposes, the Fund does not offset derivative assets and derivative liabilities that are subject to netting arrangements in the statement of assets and liabilities.

All OTC derivatives held at period end were subject to netting arrangements. The following table presents the Fund’s derivative assets and liabilities by OTC counterparty net of amounts available for offset under ISDA Master Agreements (“MA”) and net of the related collateral received/pledged by the Fund as of March 31, 2022. Exchange-traded derivatives and centrally cleared swaps are not subject to netting arrangements and as such are excluded from the tables.

Counterparty	Derivative Assets Subject to a MA	Derivatives Available for Offset	Cash Collateral Received*			Security Collateral Received*			Net Amount of Derivative Assets
Bank of America, NA.	$3,074	$(3,074)	$	– 0	–	$	– 0	–	$	– 0	–
Barclays Bank PLC	4,445	(1,100)		– 0	–		– 0	–		3,345
BNP Paribas SA	5,775	(3,303)		– 0	–		– 0	–		2,472
Brown Brothers Harriman & Co.	50,783	(35,462)		– 0	–		– 0	–		15,321
Citibank, NA/ Citigroup Global Markets, Inc.	5,410	(5,410)		– 0	–		– 0	–		– 0	–
Credit Suisse International	3,960	(3,960)		– 0	–		– 0	–		– 0	–
Goldman Sachs Bank USA/Goldman Sachs International	356,721	(356,721)		– 0	–		– 0	–		– 0	–
HSBC Bank USA	68	(9)		– 0	–		– 0	–		59
JPMorgan Chase Bank, NA/JPMorgan Securities, LLC	640	(640)		– 0	–		– 0	–		– 0	–
Morgan Stanley Capital Services LLC/Morgan Stanley & Co. International PLC	32,121	(32,121)		– 0	–		– 0	–		– 0	–
Royal Bank of Scotland PLC	1,041	(1,041)		– 0	–		– 0	–		– 0	–
Standard Chartered Bank	3,796	(3,796)		– 0	–		– 0	–		– 0	–
UBS AG	1,726,327	(4,368)		– 0	–		– 0	–		1,721,959

Total	$2,194,161	$(451,005)	$	– 0	–	$	– 0	–		$1,743,156	^

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NOTES TO FINANCIAL STATEMENTS (continued)

Counterparty	Derivative Liabilities Subject to a MA	Derivatives Available for Offset	Cash Collateral Pledged*	Security Collateral Pledged*	Net Amount of Derivative Liabilities
Bank of America, NA.	$86,869	$(3,074)	$	– 0	–	$	– 0	–	$83,795
Barclays Bank PLC	1,100	(1,100)	– 0	–	– 0	–	– 0	–
BNP Paribas SA	3,303	(3,303)	– 0	–	– 0	–	– 0	–
Brown Brothers Harriman & Co.	35,462	(35,462)	– 0	–	– 0	–	– 0	–
Citibank, NA/ Citigroup Global Markets, Inc.	288,920	(5,410)	– 0	–	(283,510)	– 0	–
Credit Suisse International	1,996,991	(3,960)	– 0	–	(1,993,031)	– 0	–
Deutsche Bank AG	148,317	– 0	–	– 0	–	– 0	–	148,317
Goldman Sachs Bank USA/Goldman Sachs International	15,457,291	(356,721)	(4,570,000)	(10,530,570)	– 0	–
HSBC Bank USA	9	(9)	– 0	–	– 0	–	– 0	–
JPMorgan Chase Bank, NA/JPMorgan Securities, LLC	4,294,740	(640)	– 0	–	(4,294,100)	– 0	–
Morgan Stanley Capital Services LLC/Morgan Stanley & Co. International PLC	2,162,542	(32,121)	(120,000)	(2,010,421)	– 0	–
Royal Bank of Scotland PLC.	3,085	(1,041)	– 0	–	– 0	–	2,044
Standard Chartered Bank	3,947	(3,796)	– 0	–	– 0	–	151
UBS AG	4,368	(4,368)	– 0	–	– 0	–	– 0	–

Total	$24,486,944	$(451,005)	$(4,690,000)	$(19,111,632)	$234,307	^

*	The actual collateral received/pledged may be more than the amount reported due to overcollateralization.

^

Net amount represents the net receivable/payable that would be due from/to the counterparty in the event of default or termination. The net amount from OTC financial derivative instruments can only be netted across transactions governed under the same master agreement with the same counterparty.

See Note C.3 for additional disclosure of netting arrangements regarding reverse repurchase agreements.

2. Currency Transactions

The Fund may invest in non-U.S. Dollar-denominated securities on a currency hedged or unhedged basis. The Fund may seek investment opportunities by taking long or short positions in currencies through the use of currency-related derivatives, including forward currency exchange contracts, futures and options on futures, swaps, and other options. The Fund may enter into transactions for investment opportunities when it anticipates that a foreign currency will appreciate or depreciate in value but securities denominated in that currency are not held by the Fund and do not present attractive investment opportunities. Such transactions may also be used when the Adviser believes that it may be more efficient than a direct investment in a foreign currency-denominated security. The Fund may also conduct currency exchange contracts on a spot basis (i.e., for

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NOTES TO FINANCIAL STATEMENTS (continued)

cash at the spot rate prevailing in the currency exchange market for buying or selling currencies).

3. Reverse Repurchase Agreements

The Fund may enter into reverse repurchase transactions (“RVP”) in accordance with the terms of a Master Repurchase Agreement (“MRA”), under which the Fund sells securities and agrees to repurchase them at a mutually agreed upon date and price. At the time the Fund enters into a reverse repurchase agreement, it will establish a segregated account with the custodian containing liquid assets having a value comparable to the repurchase price. Under the MRA and other Master Agreements, the Fund is permitted to offset payables and/or receivables with collateral held and/or posted to the counterparty and create one single net payment due to or from the Fund in the event of a default. In the event of a default by a MRA counterparty, the Fund may be considered an unsecured creditor with respect to any excess collateral (collateral with a market value in excess of the repurchase price) held by and/or posted to the counterparty, and as such the return of such excess collateral may be delayed or denied. For the year ended March 31, 2022, the average amount of reverse repurchase agreements outstanding was $2,027,838 and the daily weighted average interest rate was (1.20)%. During the period, the Fund received net interest payments from counterparties. At March 31, 2022, the Fund had reverse repurchase agreements outstanding in the amount of $1,045,459 as reported in the statement of assets and liabilities.

The following table presents the Fund’s RVP liabilities by counterparty net of the related collateral pledged by the Fund as of March 31, 2022:

Counterparty	RVP Liabilities Subject to a MRA	Securities Collateral Pledged†*	Net Amount of RVP Liabilities
Credit Suisse Securities (USA)	$1,045,459	$(1,045,459)	$	– 0	–

†	Including accrued interest.

*	The actual collateral pledged may be more than the amount reported due to overcollateralization.

NOTE D

Capital Stock

During the year ended March 31, 2022 and the year ended March 31, 2021, the Fund issued no shares in connection with the Fund’s dividend reinvestment plan.

NOTE E

Risks Involved in Investing in the Fund

Market Risk—The market value of a security may move up or down, sometimes rapidly and unpredictably. These fluctuations may cause a security to be worth less than the price originally paid for it, or less than it

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NOTES TO FINANCIAL STATEMENTS (continued)

was worth at an earlier time. Market risk may affect a single issuer, industry, sector of the economy or the market as a whole. Global economies and financial markets are increasingly interconnected, which increases the probabilities that conditions in one country or region might adversely impact issuers in a different country or region. Conditions affecting the general economy, including political, social, or economic instability at the local, regional, or global level may also affect the market value of a security. Health crises, such as pandemic and epidemic diseases, as well as other incidents that interrupt the expected course of events, such as natural disasters, including fires, earthquakes and flooding, war or civil disturbance, acts of terrorism, power outages and other unforeseeable and external events, and the public response to or fear of such diseases or events, have had, and may in the future have, an adverse effect on the Fund’s investments and net asset value and can lead to increased market volatility. For example, the diseases or events themselves or any preventative or protective actions that governments may take in respect of such diseases or events may result in periods of business disruption, inability to obtain raw materials, supplies and component parts, and reduced or disrupted operations for the Fund’s portfolio companies. The occurrence and pendency of such diseases or events could adversely affect the economies and financial markets either in specific countries or worldwide.

Interest-Rate Risk—Changes in interest rates will affect the value of investments in fixed-income securities. When interest rates rise, the value of existing investments in fixed-income securities tends to fall and this decrease in value may not be offset by higher income from new investments. Interest-rate risk is generally greater for fixed-income securities with longer maturities or durations. The current historically low interest rate environment heightens the risks associated with rising interest rates.

Credit Risk—An issuer or guarantor of a fixed-income security, or the counterparty to a derivatives or other contract, may be unable or unwilling to make timely payments of interest or principal, or to otherwise honor its obligations. The issuer or guarantor may default, causing a loss of the full principal amount of a security and accrued interest. The degree of risk for a particular security may be reflected in its credit rating. There is the possibility that the credit rating of a fixed-income security may be downgraded after purchase, which may adversely affect the value of the security.

Below Investment-Grade Securities Risk—Investments in fixed-income securities with lower ratings (commonly known as “junk bonds”) are subject to a higher probability that an issuer will default or fail to meet its payment obligations. These securities may be subject to greater price volatility due to such factors as specific corporate developments and

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NOTES TO FINANCIAL STATEMENTS (continued)

negative perceptions of the junk bond market generally and may be more difficult to trade than other types of securities.

Duration Risk—Duration is a measure that relates the expected price volatility of a fixed-income security to changes in interest rates. The duration of a fixed-income security may be shorter than or equal to full maturity of a fixed-income security. Fixed-income securities with longer durations have more risk and will decrease in price as interest rates rise.

Inflation Risk—This is the risk that the value of assets or income from investments will be less in the future as inflation decreases the value of money. As inflation increases, the value of the Fund’s assets can decline as can the value of the Fund’s distributions. This risk is significantly greater for fixed-income securities with longer maturities.

Foreign (Non-US) Risk—Investments in securities of non-US issuers may involve more risk than those of US issuers. These securities may fluctuate more widely in price and may be more difficult to trade due to adverse market, economic, political, regulatory or other factors.

Emerging-Market Risk—Investments in emerging-market countries may have more risk because the markets are less developed and less liquid and are subject to increased economic, political, regulatory or other uncertainties.

Currency Risk—Fluctuations in currency exchange rates may negatively affect the value of the Fund’s investments or reduce its returns.

Mortgage-Related and/or Other Asset-Backed Securities Risk—The Fund may invest in mortgage-backed and/or other asset-backed securities, including securities backed by mortgages and assets with an international or emerging-markets origination and securities backed by non-performing loans at the time of investment. Investments in mortgage-related and other asset-backed securities are subject to certain additional risks. The value of these securities may be particularly sensitive to changes in interest rates. These risks include “extension risk”, which is the risk that, in periods of rising interest rates, issuers may delay the payment of principal, and “prepayment risk”, which is the risk that, in periods of falling interest rates, issuers may pay principal sooner than expected, exposing the Fund to a lower rate of return upon reinvestment of principal. Mortgage-backed securities offered by nongovernmental issuers and other asset-backed securities may be subject to other risks, such as higher rates of default in the mortgages or assets backing the securities or risks associated with the nature and servicing of mortgages or assets backing the securities.

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NOTES TO FINANCIAL STATEMENTS (continued)

Leverage Risk—As a result of the Fund’s use of leveraging techniques, its NAV may be more volatile because leverage tends to exaggerate the effect of changes in interest rates and any increase or decrease in the value of the Fund’s investments.

Derivatives Risk—Investments in derivatives may be difficult to price or unwind and leveraged so that small changes may produce disproportionate losses for the Fund. Derivatives, especially over-the-counter derivatives, are also subject to counterparty risk, which is the risk that the counterparty (the party on the other side of the transaction) on a derivative transaction will be unable or unwilling to honor its contractual obligations to the Fund.

Illiquid Investments Risk—Illiquid investments risk exists when certain investments are or become difficult to purchase or sell. Difficulty in selling such investments may result in sales at disadvantageous prices affecting the value of your investment in the Fund. Causes of illiquid investments risk may include low trading volumes, large positions and heavy redemptions of Fund shares. Illiquid investments risk may be higher in a rising interest rate environment, when the value and liquidity of fixed-income securities generally decline.

LIBOR Transition and Associated Risk—A Fund may be exposed to debt securities, derivatives or other financial instruments that are tied to the London Interbank Offered Rate, or “LIBOR,” as a “benchmark” or “reference rate” for various interest rate calculations. In 2017, the United Kingdom Financial Conduct Authority (“FCA”), which regulates LIBOR, announced a desire to phase out the use of LIBOR by the end of 2021. The FCA and LIBOR’s administrator, ICE Benchmark Administration, have since announced that most LIBOR settings (which reflect LIBOR rates quoted in different currencies over various time periods) will no longer be published after the end of 2021 but that the most widely used U.S. dollar LIBOR settings will continue to be published until June 30, 2023. However, banks were strongly encouraged to cease entering into agreements with counterparties referencing LIBOR by the end of 2021. It is possible that a subset of LIBOR settings will be published after these dates on a “synthetic” basis, but any such publications would be considered non-representative of the underlying market. The U.S. Federal Reserve, based on the recommendations of the New York Federal Reserve’s Alternative Reference Rate Committee (comprised of major derivative market participants and their regulators), has begun publishing a Secured Overnight Funding Rate (referred to as SOFR), which is intended to replace U.S. dollar LIBOR. Proposals for alternative reference rates for other currencies have also been announced or have already begun publication. Markets are slowly developing in response to these new rates.

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NOTES TO FINANCIAL STATEMENTS (continued)

The elimination of LIBOR or changes to other reference rates or any other changes or reforms to the determination or supervision of reference rates could have an adverse impact on the market for, or value of, any securities or payments linked to those reference rates, which may adversely affect a Fund’s performance and/or net asset value. Uncertainty and risk also remain regarding the willingness and ability of issuers and lenders to include revised provisions in new and existing contracts or instruments. Consequently, the transition away from LIBOR to other reference rates may lead to increased volatility and illiquidity in markets that are tied to LIBOR, fluctuations in values of LIBOR-related investments or investments in issuers that utilize LIBOR, increased difficulty in borrowing or refinancing and diminished effectiveness of hedging strategies, potentially adversely affecting a Fund’s performance. Furthermore, the risks associated with the expected discontinuation of LIBOR and transition may be exacerbated if the work necessary to effect an orderly transition to an alternative reference rate is not completed in a timely manner. The potential effects of a phase out of LIBOR on LIBOR-based investments are currently unknown.

Indemnification Risk—In the ordinary course of business, the Fund enters into contracts that contain a variety of indemnifications. The Fund’s maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these indemnification provisions and expects the risk of loss thereunder to be remote. Therefore, the Fund has not accrued any liability in connection with these indemnification provisions.

Management Risk—The Fund is subject to management risk because it is an actively-managed investment fund. The Adviser will apply its investment techniques and risk analyses in making investment decisions, but there is no guarantee that its techniques will produce the intended results. Some of these techniques may incorporate, or rely upon, quantitative models, but there is no guarantee that these models will generate accurate forecasts, reduce risk or otherwise perform as expected.

NOTE F

Distributions to Shareholders

The tax character of distributions paid during the fiscal years ended March 31, 2022 and March 31, 2021 were as follows:

	2022	2021
Distributions paid from:
Ordinary income	$67,035,667	$59,292,215

Total taxable distributions paid	$67,035,667	$59,292,215
Return of Capital	740,859	8,484,311

Total distributions paid	$67,776,526	$67,776,526

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NOTES TO FINANCIAL STATEMENTS (continued)

As of March 31, 2022, the components of accumulated earnings/(deficit) on a tax basis were as follows:

Accumulated capital and other losses	$(46,638,404	)(a)
Unrealized appreciation/(depreciation)	(63,200,493	)(b)

Total accumulated earnings/(deficit)	$(109,838,897	)(c)

(a)

As of March 31, 2022, the Fund had a net capital loss carryforward of $46,550,912. During the fiscal year, the Fund utilized $7,266,342 of capital loss carry forwards to offset current year net realized gains. As of March 31, 2022, the cumulative deferred loss on straddles was $87,492.

(b)

The differences between book-basis and tax-basis unrealized appreciation/(depreciation) are attributable primarily to the recognition for tax purposes of unrealized gains/losses on certain derivative instruments, the tax treatment of passive foreign investment companies (PFICs), the tax treatment of hyper-inflationary currency contracts, the tax treatment of Grantor Trusts, the tax treatment of swaps, the tax deferral of losses on wash sales, the tax treatment of partnership investments, and the tax treatment of callable bonds.

(c)

The differences between book-basis and tax-basis components of accumulated earnings/(deficit) are attributable primarily to the accrual of foreign capital gains tax and the tax treatment of defaulted securities.

For tax purposes, net realized capital losses may be carried over to offset future capital gains, if any. Funds are permitted to carry forward capital losses for an indefinite period, and such losses will retain their character as either short-term or long-term capital losses. As of March 31, 2022, the Fund had a net short-term capital loss carryforward of $13,286,983 and a net long-term capital loss carryforward of $33,263,929, which may be carried forward for an indefinite period.

During the current fiscal year, permanent differences primarily due to prior year post-financial statement adjustments resulted in a net decrease in accumulated loss and a net decrease in additional paid-in capital. These reclassifications had no effect on net assets.

NOTE G

Recent Accounting Pronouncements

In March 2020, the Financial Accounting Standards Board issued an Accounting Standards Update, ASU 2020-04, “Reference Rate Reform (Topic 848) – Facilitation of the Effects of Reference Rate Reform on Financial Reporting.” ASU 2020-04 provides optional guidance to ease the potential accounting burden due to the discontinuation of the LIBOR and other interbank-offered based reference rates. ASU 2020-04 is effective as of March 12, 2020 through December 31, 2022. Management is currently evaluating the impact, if any, of applying ASU 2020-04.

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NOTES TO FINANCIAL STATEMENTS (continued)

NOTE H

Subsequent Events

Management has evaluated subsequent events for possible recognition or disclosure in the financial statements through the date the financial statements are issued. Management has determined that there are no material events that would require disclosure in the Fund’s financial statements through this date.

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FINANCIAL HIGHLIGHTS

Selected Data For A Share of Capital Stock Outstanding Throughout Each Period

Year Ended March 31,
2022	2021	2020	2019	2018

Net asset value, beginning of period	$ 12.78	$ 10.74	$ 12.95	$ 13.56	$ 13.87

Income From Investment Operations

Net investment income(a)	.61	.59	.67	.75	.83

Net realized and unrealized gain (loss) on investment and foreign currency transactions	(.58)	2.24	(2.09)	(.52)	(.30)

Contributions from Affiliates	– 0	–	.00	(b)	.00	(b)	.00	(b)	– 0	–

Net increase (decrease) in net asset value from operations	.03	2.83	(1.42)	.23	.53

Less: Dividends and Distributions

Dividends from net investment income	(.78)	(.69)	(.75)	(.75)	(.83)

Return of capital	(.01)	(.10)	(.04)	(.09)	(.01)

Total dividends and distributions	(.79)	(.79)	(.79)	(.84)	(.84)

Net asset value, end of period.	$ 12.02	$ 12.78	$ 10.74	$ 12.95	$ 13.56

Market value, end of period	$ 11.18	$ 11.85	$ 9.26	$ 11.59	$ 11.89

(Discount), end of period	(6.99)%	(7.28)%	(13.78)%	(10.50)%	(12.32)%

Total Return

Total investment return based on:(c)

Market value	.79%	37.57%	(14.43)%	4.91%	.95%

Net asset value	.48	%^	27.92%	(11.18)%	2.78%	4.42%

Ratios/Supplemental Data

Net assets, end of period (000’s omitted)	$1,036,686	$1,102,273	$926,184	$1,116,970	$1,169,161

Ratio to average net assets of:

Expenses, net of waivers/reimbursements(d)(e)†..	1.00%	1.02%	1.00%	1.04%	1.05%

Expenses, before waivers/reimbursements(d)(e)†..	1.00%	1.02%	1.01%	1.05%	1.05%

Net investment income	4.77%	4.88%	5.16%	5.72%	5.99%

Portfolio turnover rate	40%	51%	32%	40%	34%

† Expense ratios exclude the estimated acquired fund fees of affiliated/unaffiliated underlying
portfolios	.00%	.00%	.01%	.01%	.00%

See footnote summary on page 127.

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FINANCIAL HIGHLIGHTS (continued)

Selected Data For A Share of Capital Stock Outstanding Throughout Each Period

(a)	Based on average shares outstanding.

(b)	Amount is less than $0.005.

(c)

Total investment return is calculated assuming a purchase of common stock on the opening of the first day and a sale on the closing of the last day of each period reported. Dividends and distributions, if any, are assumed, for purposes of this calculation, to be reinvested at prices obtained under the Fund’s Dividend Reinvestment Plan. Generally, Total investment return based on net asset value will be higher than total investment return based on market value to the net asset value from the beginning to the end of such periods. Conversely, total investment return based on net asset value will be lower than total investment return based on market value in periods where there is a decrease in the discount or an increase in the premium of the market value to the net asset value from the beginning to the end of such periods. Total investment return calculated for a period of less than one year is not annualized.

(d)	The expense ratios presented below exclude interest expense:

	Year Ended March 31,
	2022	2021	2020	2019	2018
Net of waivers/reimbursements	.99%	1.02%	.99%	.99%	.99%
Before waivers/reimbursements	.99%	1.02%	1.00%	1.00%	.99%

(e)

In connection with the Fund’s investments in affiliated underlying portfolios, the Fund incurs no direct expenses but bears proportionate shares of the acquired fund fees and expenses (i.e. operating, administrative and investment advisory fees) of the affiliated underlying portfolios. The Adviser has contractually agreed to waive its fees from the Fund in an amount equal to the Fund’s pro rata share of certain acquired fund fees and expenses, and for the years ended March 31, 2020 and March 31, 2019, such waiver amounted to 0.01% and 0.01%, respectively.

^

The net asset value and total return include adjustments in accordance with accounting principles generally accepted in the United States of America for financial reporting purposes. As such, the net asset value and total return for shareholder transactions may differ from financial statements.

See	notes to financial statements.

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REPORT OF INDEPENDENT REGISTERED

PUBLIC ACCOUNTING FIRM

To the Board of Directors and Shareholders of

AllianceBernstein Global High Income Fund, Inc.

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of AllianceBernstein Global High Income Fund, Inc. (the “Fund”), including the portfolio of investments, as of March 31, 2022, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund at March 31, 2022, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and its financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of the Fund’s internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included

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REPORT OF INDEPENDENT REGISTERED

PUBLIC ACCOUNTING FIRM (continued)

confirmation of securities owned as of March 31, 2022, by correspondence with the custodian and others or by other appropriate auditing procedures where replies from others were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more of the AB investment companies since 1968.

New York, New York

May 27, 2022

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2022 FEDERAL TAX INFORMATION

(unaudited)

For Federal income tax purposes, the following information is furnished with respect to the distributions paid by the Fund during the taxable year ended March 31, 2022. For individual shareholders, the Fund designates 1.29% of dividends paid as qualified dividend income. For corporate shareholders, 1.29% of dividends paid qualify for the dividends received deduction.

For foreign shareholders, 46.00% of ordinary dividends paid may be considered to be qualifying to be taxed as interest-related dividends.

Shareholders should not use the above information to prepare their income tax returns. The information necessary to complete your income tax returns will be included with your Form 1099-DIV which will be sent to you separately in January 2023.

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ADDITIONAL INFORMATION

(unaudited)

AllianceBernstein Global High Income Fund

Shareholders whose shares are registered in their own names will automatically be participants in the Dividend Reinvestment Plan (the “Plan”), pursuant to which distributions to shareholders will be paid in or reinvested in additional shares of the Fund, unless they elect to receive cash. Computershare Trust Company N.A. (the “Agent”) will act as agent for participants under the Plan. Shareholders whose shares are held in the name of a broker or nominee should contact such broker or nominee to determine whether or how they may participate in the Plan.

If the Board declares a distribution payable either in shares or in cash, as holders of the Common Stock may have elected, non-participants in the Plan will receive cash and participants in the Plan will receive the equivalent in shares of Common Stock of the Fund valued as follows:

(i)

If the shares of Common Stock are trading at net asset value or at a premium above net asset value at the time of valuation, the Fund will issue new shares at the greater of net asset value or 95% of the then current market price.

(ii)

If the shares of Common Stock are trading at a discount from net asset value at the time of valuation, the Agent will receive the distribution in cash and apply it to the purchase of the Fund’s shares of Common Stock in the open market on the New York Stock Exchange or elsewhere, for the participants’ accounts. Such purchases will be made on or shortly after the payment date for such distribution and in no event more than 30 days after such date except where temporary curtailment or suspension of purchase is necessary to comply with Federal securities laws. If, before the Agent has completed its purchases, the market price exceeds the net asset value of a share of Common Stock, the average purchase price per share paid by the Agent may exceed the net asset value of the Fund’s shares of Common Stock, resulting in the acquisition of fewer shares than if the distribution had been paid in shares issued by the Fund.

The Agent will maintain all shareholders’ accounts in the Plan and furnish written confirmation of all transactions in the account, including information needed by shareholders for tax records. Shares in the account of each Plan participant will be held by the Agent in non-certificate form in the name of the participant, and each shareholder’s proxy will include those shares purchased or received pursuant to the Plan.

There will be no charges with respect to shares issued directly by the Fund to satisfy the dividend reinvestment requirements. However, each participant

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ADDITIONAL INFORMATION (continued)

will pay a pro rata share of brokerage commissions incurred with respect to the Agent’s open market purchases of shares.

The automatic reinvestment of distributions will not relieve participants of any income taxes that may be payable (or required to be withheld) on distributions.

Experience under the Plan may indicate that changes are desirable. Accordingly, the Fund reserves the right to amend or terminate the Plan as applied to any voluntary cash payments made and any dividend or distribution paid subsequent to written notice of the change sent to participants in the Plan at least 90 days before the record date for such dividend or distribution. The Plan may also be amended or terminated by the Agent on at least 90 days written notice to participants in the Plan. All correspondence concerning the Plan should be directed to the Agent at Computershare Trust Company N.A., P.O. Box 30170 College Point, TX 77842-3170.

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BOARD OF DIRECTORS

Marshall C. Turner, Jr.(1), Chairman Jorge A. Bermudez(1) Michael J. Downey(1) Onur Erzan, President and Chief Executive Officer	Nancy P. Jacklin(1) Jeanette W. Loeb(1) Carol C. McMullen(1) Garry L. Moody(1)

OFFICERS

Christian DiClementi(2), Vice President Gershon M. Distenfeld(2), Vice President Matthew S. Sheridan(2), Vice President Fahd Malik(2), Vice President	Emilie D. Wrapp, Secretary Michael B. Reyes, Senior Vice President Joseph J. Mantineo, Treasurer and Chief Financial Officer Stephen M. Woetzel, Controller Vincent S. Noto, Chief Compliance Officer

Administrator

AllianceBernstein, L.P.

501 Commerce Street

Nashville, TN 37203

Custodian and Accounting Agent

Brown Brothers Harriman & Co.

50 Post Office Square

Boston, MA 02110

Dividend Paying Agent,

Transfer Agent and Registrar

Computershare Trust Company, N.A.

P.O. Box 505000

Louisville, KY 40233

Independent Registered Public Accounting Firm Ernst & Young LLP One Manhattan West New York, NY 10001 Legal Counsel Seward & Kissel LLP One Battery Park Plaza New York, NY 10004

1	Member of the Audit Committee, the Governance and Nominating Committee and the Independent Directors Committee.

2

The day-to-day management of, and investment decisions for, the Fund’s portfolio are made by the Adviser’s Global High Income Investment Team. While all members of the team work jointly to determine the majority of the investment strategy including stock selection for the Fund, Messrs. DiClementi, Distenfeld, Malik and Sheridan, members of the Global High Income Investment Team, are primarily responsible for the day-to-day management of the Fund’s portfolio.

Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940 that the Fund may purchase from time to time at market prices shares of its Common Stock in the open market.

This report, including the financial statements herein, is transmitted to the shareholders of AllianceBernstein Global High Income Fund for their information. The financial information included herein is taken from the records of the Fund. This is not a prospectus, circular or representation intended for use in the purchase of shares of the Fund or any securities mentioned in this report.

Annual Certifications—As required, on April 7, 2022, the Fund submitted to the New York Stock Exchange (“NYSE”) the annual certification of the Fund’s Chief Executive Officer certifying that he is not aware of any violation of the NYSE’s Corporate Governance listing standards. The Fund also has included the certifications of the Fund’s Chief Executive Officer and Chief Financial Officer required by Section 302 of the Sarbanes-Oxley Act of 2002 as exhibits to the Fund’s Form N-CSR filed with the Securities and Exchange Commission for the reporting period.

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MANAGEMENT OF THE FUND

Board of Directors Information

The business and affairs of the Fund are managed under the direction of the Board of Directors. Certain information concerning the Fund’s Directors is set forth below.

NAME, ADDRESS* AND AGE (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS AND OTHER RELEVANT QUALIFICATIONS***	PORTFOLIOS IN AB FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER PUBLIC COMPANY DIRECTORSHIPS CURRENTLY HELD BY DIRECTOR
INTERESTED DIRECTOR

Onur Erzan# 46 (2021)	Senior Vice President of AllianceBernstein L.P. (the “Adviser”) and Head of the Global Client Group overseeing AB’s institutional and retail businesses, where he is responsible for all client services, sales and marketing, as well as product strategy, management and development worldwide. Director, President and Chief Executive Officer of the AB Mutual Funds as of April 1, 2021. Prior to joining the firm in January 2021, he spent 20 years with McKinsey (management consulting firm) most recently as a senior partner and co-leader of its Wealth & Asset Management practice. In addition, he co-led McKinsey’s Banking & Securities Solutions (a portfolio of data, analytics, and digital assets and capabilities) globally.	73	None

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MANAGEMENT OF THE FUND (continued)

NAME, ADDRESS* AND AGE (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS AND OTHER RELEVANT QUALIFICATIONS***	PORTFOLIOS IN AB FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER PUBLIC COMPANY DIRECTORSHIPS CURRENTLY HELD BY DIRECTOR
DISINTERESTED DIRECTORS

Marshall C. Turner, Jr.,## Chairman of the Board 80 (2005)	Private Investor since prior to 2017. Former Chairman and CEO of Dupont Photomasks, Inc. (components of semi-conductor manufacturing). He was a Director of Xilinx, Inc. (programmable logic semi-conductors and adaptable, intelligent computing) from 2007 through August 2020, and is a former director of 33 other companies and organizations. He has extensive operating leadership, and venture capital investing experience, including five interim or full-time CEO roles, and prior service as general partner of institutional venture capital partnerships. He also has extensive non-profit board leadership experience, and currently serves on the boards of two education and science-related non-profit organizations. He has served as a director of one AB Fund since 1992, and director or trustee of all AB Funds since 2005. He has been Chairman of the AB Funds since January 2014, and Chairman of the Independent Directors Committee of such AB Funds since February 2014.	73	None

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MANAGEMENT OF THE FUND (continued)

NAME, ADDRESS* AND AGE (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS AND OTHER RELEVANT QUALIFICATIONS***	PORTFOLIOS IN AB FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER PUBLIC COMPANY DIRECTORSHIPS CURRENTLY HELD BY DIRECTOR
DISINTERESTED DIRECTORS (continued)

Jorge A. Bermudez,## 71 (2020)	Private Investor since prior to 2017. Formerly, Chief Risk Officer of Citigroup, Inc., a global financial services company, from November 2007 to March 2008, Chief Executive Officer of Citigroup’s Commercial Business Group in North America and Citibank Texas from 2005 to 2007, and a variety of other executive and leadership roles at various businesses within Citigroup prior to then; Chairman (2018) of the Texas A&M Foundation Board of Trustees (Trustee since 2013) and Chairman of the Smart Grid Center Board at Texas A&M University since 2012; director of, among others, Citibank N.A. from 2005 to 2008, the Federal Reserve Bank of Dallas, Houston Branch from 2009 to 2011, the Federal Reserve Bank of Dallas from 2011 to 2017, and the Electric Reliability Council of Texas from 2010 to 2016. He has served as director or trustee of the AB Funds since January 2020.	73	Moody’s Corporation since April 2011

Michael J. Downey,## 78 (2005)	Private Investor since prior to 2017. Formerly, Chairman of The Asia Pacific Fund, Inc. (registered investment company) since prior to 2017 until January 2019. From 1987 until 1993, Chairman and CEO of Prudential Mutual Fund Management, director of the Prudential mutual funds, and member of the Executive Committee of Prudential Securities, Inc. He has served as a director or trustee of the AB Funds since 2005.	73	None

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MANAGEMENT OF THE FUND (continued)

NAME, ADDRESS* AND AGE (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS AND OTHER RELEVANT QUALIFICATIONS***	PORTFOLIOS IN AB FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER PUBLIC COMPANY DIRECTORSHIPS CURRENTLY HELD BY DIRECTOR
DISINTERESTED DIRECTORS (continued)

Nancy P. Jacklin,## 74 (2006)	Private Investor since prior to 2017. Professorial Lecturer at the Johns Hopkins School of Advanced International Studies (2008-2015). U.S. Executive Director of the International Monetary Fund (which is responsible for ensuring the stability of the international monetary system), (December 2002-May 2006); Partner, Clifford Chance (1992-2002); Sector Counsel, International Banking and Finance, and Associate General Counsel, Citicorp (1985-1992); Assistant General Counsel (International), Federal Reserve Board of Governors (1982-1985); and Attorney Advisor, U.S. Department of the Treasury (1973-1982). Member of the Bar of the District of Columbia and of New York; and member of the Council on Foreign Relations. She has served as a director or trustee of the AB Funds since 2006 and has been Chair of the Governance and Nominating Committees of the AB Funds since August 2014.	73	None

Jeanette W. Loeb,## 69 (2020)	Chief Executive Officer of PetCareRx (e-commerce pet pharmacy) from 2002 to 2011 and 2015 to present. Director of New York City Center since 2005. She was a director of AB Multi-Manager Alternative Fund, Inc. (fund of hedge funds) from 2012 to 2018. Formerly, affiliated with Goldman Sachs Group, Inc. (financial services) from 1977 to 1994, including as a partner thereof from 1986 to 1994. She has served as a Director of the AB Funds since April 2020.	73	Apollo Investment Corp. (business development company) since August 2011

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MANAGEMENT OF THE FUND (continued)

NAME, ADDRESS* AND AGE (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS AND OTHER RELEVANT QUALIFICATIONS***	PORTFOLIOS IN AB FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER PUBLIC COMPANY DIRECTORSHIPS CURRENTLY HELD BY DIRECTOR
DISINTERESTED DIRECTORS (continued)

Carol C. McMullen,## 66 (2016)	Managing Director of Slalom Consulting (consulting) since 2014, private investor and a member of the Advisory Board of Butcher Box (since 2018). Formerly, member, Partners Healthcare Investment Committee (2010-2019); Director of Norfolk & Dedham Group (mutual property and casualty insurance) from 2011 until November 2016; Director of Partners Community Physicians Organization (healthcare) from 2014 until December 2016; and Managing Director of The Crossland Group (consulting) from 2012 until 2013. She has held a number of senior positions in the asset and wealth management industries, including at Eastern Bank (where her roles included President of Eastern Wealth Management), Thomson Financial (Global Head of Sales for Investment Management), and Putnam Investments (where her roles included Chief Investment Officer, Core and Growth and Head of Global Investment Research). She has served on a number of private company and non-profit boards, and as a director or trustee of the AB Funds since June 2016.	73	None

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MANAGEMENT OF THE FUND (continued)

NAME, ADDRESS* AND AGE (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS AND OTHER RELEVANT QUALIFICATIONS***	PORTFOLIOS IN AB FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER PUBLIC COMPANY DIRECTORSHIPS CURRENTLY HELD BY DIRECTOR
DISINTERESTED DIRECTORS (continued)

Garry L. Moody,## 70 (2008)	Private Investor since prior to 2017. Formerly, Partner, Deloitte & Touche LLP (1995-2008) where he held a number of senior positions, including Vice Chairman, and U.S. and Global Investment Management Practice Managing Partner; President, Fidelity Accounting and Custody Services Company (1993-1995), where he was responsible for accounting, pricing, custody and reporting for the Fidelity mutual funds; and Partner, Ernst & Young LLP (1975-1993), where he served as the National Director of Mutual Fund Tax Services and Managing Partner of its Chicago Office Tax department. He is a member of the Trustee Advisory Board of BoardIQ, a biweekly publication focused on issues and news affecting directors of mutual funds. He is also a member of the Investment Company Institute’s Board of Governors and the Independent Directors Council’s Governing Council. He has served as a director or trustee, and as Chairman of the Audit Committees, of the AB Funds since 2008.	73	None

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MANAGEMENT OF THE FUND (continued)

*	The address for each of the Fund’s disinterested Directors is c/o AllianceBernstein L.P., Attention: Legal and Compliance Department—Mutual Fund Legal, 1345 Avenue of the Americas, New York, NY 10105.

**	There is no stated term of office for the Fund’s Directors.

***

The information above includes each Director’s principal occupation during the last five years and other information relating to the experience, attributes and skills relevant to each Director’s qualifications to serve as a Director, which lead to the conclusion that each Director should serve as a Director for the Fund.

#	Mr. Erzan is an “interested person” of the Fund, as defined in the 1940 Act, due to his position as a Senior Vice President of the Adviser.

##	Member of the Audit Committee, the Governance and Nominating Committee and the Independent Directors Committee.

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MANAGEMENT OF THE FUND (continued)

Officer Information

Certain information concerning the Fund’s Officers is listed below.

NAME, ADDRESS* AND AGE	POSITION(S) HELD WITH FUND	PRINCIPAL OCCUPATION DURING PAST FIVE YEARS
Onur Erzan, 46	President and Chief Executive Officer	See biography above.

Gershon M. Distenfeld, 46	Vice President	Senior Vice President of the Adviser**, with which he has been associated since prior to 2017. He is also co-Head of Fixed-Income.

Christian DiClementi, 40	Vice President	Senior Vice President of the Adviser**, with which he has been associated since prior to 2017.

Matthew Sheridan, 47	Vice President	Senior Vice President of the Adviser**, with which he has been associated since prior to 2017.

Fahd Malik, 37	Vice President	Senior Vice President of the Adviser**, with which he has been associated since prior to 2017.

Emilie D. Wrapp, 66	Secretary	Senior Vice President, Assistant General Counsel and Assistant Secretary of ABI**, with which she has been associated since prior to 2017.

Michael B. Reyes, 45	Senior Vice President of the Funds	Vice President of the Adviser**, with which he has been associated since prior to 2017.

Joseph J. Mantineo, 63	Treasurer and Chief Financial Officer	Senior Vice President of AllianceBernstein Investor Services, Inc. (“ABIS”)**, with which he has been associated since prior to 2017.

Stephen M. Woetzel, 50	Controller	Senior Vice President of ABIS**, with which he has been associated since prior to 2017.

Vincent S. Noto, 57	Chief Compliance Officer	Senior Vice President and Mutual Fund Chief Compliance Officer of the Adviser** since prior to 2017.

*	The address for each of the Fund’s Officers is 1345 Avenue of the Americas, New York, NY 10105.

**	The Adviser, ABI and ABIS are affiliates of the Fund.

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Operation and Effectiveness of the Funds’ Liquidity Risk Management Program:

In October 2016, the Securities and Exchange Commission (“SEC”) adopted the open-end fund liquidity rule (the “Liquidity Rule”). In June 2018 the SEC adopted a requirement that funds disclose information about the operation and effectiveness of their Liquidity Risk Management Program (“LRMP”) in their reports to shareholders.

One of the requirements of the Liquidity Rule is for the Fund to designate an Administrator of the Fund’s Liquidity Risk Management Program. The Administrator of the Fund’s LRMP is AllianceBernstein L.P., the Fund’s investment adviser (the “Adviser”). The Adviser has delegated the responsibility to its Liquidity Risk Management Committee (the “Committee”).

Another requirement of the Liquidity Rule is for the Fund’s Board of Directors/Trustees (the “Fund Board”) to receive an annual written report from the Administrator of the LRMP, which addresses the operation of the fund’s LRMP and assesses its adequacy and effectiveness. The Adviser provided the Fund Board with such annual report during the first quarter of 2022, which covered the period January 1, 2021 through December 31, 2021 (the “Program Reporting Period”).

The LRMP’s principal objectives include supporting the Fund’s compliance with limits on investments in illiquid assets and mitigating the risk that the Fund will be unable to meet its redemption obligations in a timely manner.

Pursuant to the LRMP, the Fund classifies the liquidity of its portfolio investments into one of the four categories defined by the SEC: Highly Liquid, Moderately Liquid, Less Liquid, and Illiquid. These classifications are reported to the SEC on Form N-PORT.

During the Program Reporting Period, the Committee reviewed whether the Fund’s strategy is appropriate for an open-end structure, incorporating any holdings of less liquid and illiquid assets. If the Fund participated in derivative transactions, the exposure from such transactions were considered in the LRMP.

The Committee also performed an analysis to determine whether the Fund is required to maintain a Highly Liquid Investment Minimum (“HLIM”). The Committee also incorporated the following information when determining the Fund’s reasonably anticipated trading size for purposes of liquidity monitoring: historical net redemption activity, a Fund’s concentration in an issuer, shareholder concentration, investment performance, total net assets, and distribution channels.

The Adviser informed the Fund Board that the Committee believes the Funds’ LRMP is adequately designed, has been implemented as intended,

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and has operated effectively since its inception. No material exceptions have been noted since the implementation of the LRMP. During the Program Reporting Period, liquidity in all markets was significantly recovered and improved compared to the prior reporting period which included extreme levels of price volatility and relative illiquidity beginning in March 2020 with COVID 19 impacts. As such, the Program operated in a relatively robust and benign liquidity environment experienced in markets during the Program Reporting Period. There were no liquidity events that impacted the Fund or its ability to timely meet redemptions during the Program Reporting Period.

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Information Regarding the Review and Approval of the Fund’s Advisory and Administration Agreements

The disinterested directors (the “directors”) of AllianceBernstein Global High Income Fund, Inc. (the “Fund”) unanimously approved the continuance of the Fund’s Advisory Agreement with the Adviser and the continuance of the Fund’s Administration Agreement with the Adviser (in such capacity, the “Administrator”) at a meeting held by video conference on November 2-4, 2021 (the “Meeting”).

Prior to approval of the continuance of the Advisory Agreement and the Administration Agreement, the directors had requested from the Adviser, and received and evaluated, extensive materials. They reviewed the proposed continuance of the Advisory Agreement and Administration Agreement with the Adviser and with experienced counsel who are independent of the Adviser, who advised on the relevant legal standards. The directors also reviewed additional materials, including comparative analytical data prepared by the Senior Analyst for the Fund. The directors also discussed the proposed continuance in private sessions with counsel.

The directors considered their knowledge of the nature and quality of the services provided by the Adviser to the Fund gained from their experience as directors or trustees of most of the registered investment companies advised by the Adviser, their overall confidence in the Adviser’s integrity and competence they have gained from that experience, the Adviser’s initiative in identifying and raising potential issues with the directors and its responsiveness, frankness and attention to concerns raised by the directors in the past, including the Adviser’s willingness to consider and implement organizational and operational changes designed to improve investment results and the services provided to the AB Funds. The directors noted that they have four regular meetings each year, at each of which they review extensive materials and information from the Adviser, including information on the investment performance of the Fund and the money market fund advised by the Adviser in which the Fund invests a portion of its assets.

The directors also considered all factors they believed relevant, including the specific matters discussed below. During the course of their deliberations, the directors evaluated, among other things, the reasonableness of the advisory fee. The directors did not identify any particular information that was all-important or controlling, and different directors may have attributed different weights to the various factors. The directors determined that the selection of the Adviser to manage the Fund and the Administrator to provide administrative services to the Fund and the overall arrangements (i) between the Fund and the Adviser, as provided in the Advisory Agreement, including the advisory fee and (ii) between the Fund and the Administrator, as provided in the Administration Agreement, including the administration fee, were fair and reasonable in light of the services per-

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formed, expenses incurred and such other matters as the directors considered relevant in the exercise of their business judgment. The material factors and conclusions that formed the basis for the directors’ determinations included the following:

Nature, Extent and Quality of Services Provided

The directors considered the scope and quality of services provided by the Adviser under the Advisory Agreement and by the Administrator under the Administration Agreement, including the quality of the investment research capabilities of the Adviser and the other resources it has dedicated to performing services for the Fund and the resources the Administrator has devoted to providing services to the Fund. The directors noted that the Adviser from time to time reviews the Fund’s investment strategies and from time to time proposes changes intended to improve the Fund’s relative or absolute performance for the directors’ consideration. They also noted the professional experience and qualifications of the Fund’s portfolio management team and other senior personnel of the Adviser. The directors noted that the Adviser receives reimbursements for certain clerical, accounting, administrative and other services provided to the Fund by the Adviser pursuant to the Administration Agreement. The directors noted that the methodology used to determine the reimbursement amounts had been reviewed by an independent consultant at the request of the directors. The quality of administrative and other services, including the Adviser’s role in coordinating the activities of the Fund’s other service providers, also was considered. The directors concluded that, overall, they were satisfied with the nature, extent and quality of services provided to the Fund under the Advisory Agreement and the Administration Agreement.

Costs of Services Provided and Profitability

The directors reviewed a schedule of the revenues and expenses and related notes indicating the profitability of the Fund to the Adviser (including in its capacity as Administrator) for calendar years 2019 and 2020 that had been prepared with an expense allocation methodology arrived at in consultation with an independent consultant at the request of the directors. The directors noted the assumptions and methods of allocation used by the Adviser in preparing fund-specific profitability data and understood that there are a number of potentially acceptable allocation methodologies for information of this type. The directors noted that the profitability information reflected all revenues and expenses of the Adviser’s relationship with the Fund, including those relating to its subsidiary that provides shareholder services to the Fund. The directors recognized that it is difficult to make comparisons of the profitability of the Advisory Agreement with the profitability of fund advisory contracts for unaffiliated funds because comparative information is not generally publicly available and is affected by numerous factors. The directors focused on the profitability of the Adviser’s relationship with the Fund before taxes. The directors concluded

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that the Adviser’s level of profitability from its relationship with the Fund was not unreasonable.

Fall-Out Benefits

The directors considered the other benefits to the Adviser and its affiliates from their relationships with the Fund and the money market fund advised by the Adviser in which the Fund invests, including, but not limited to, benefits relating to shareholder servicing fees paid by the Fund to a wholly owned subsidiary of the Adviser. The directors recognized that the Adviser’s profitability would be somewhat lower without these benefits. The directors understood that the Adviser also might derive reputational and other benefits from its association with the Fund.

Investment Results

In addition to the information reviewed by the directors in connection with the Meeting, the directors receive detailed performance information for the Fund at each regular Board meeting during the year.

At the Meeting, the directors reviewed performance information prepared by an independent service provider (the “15(c) service provider”), showing the Fund’s performance against a group of similar funds (“peer group”) and a larger group of similar funds (“peer universe”), each selected by the 15(c) service provider, and information prepared by the Adviser showing the Fund’s performance against a broad-based securities market index, in each case for the 1-, 3-, 5- and 10-year periods ended July 31, 2021. Based on their review, the directors concluded that the Fund’s investment performance was acceptable.

Advisory Fees and Other Expenses

The directors considered the management fee rate payable by the Fund (the combined advisory fee payable to the Adviser and administration fee payable to the Administrator) and information prepared by the 15(c) service provider concerning advisory fee rates payable by other funds in the same category as the Fund. They compared the combined advisory and administration fees payable by the Fund to the advisory fees of other funds where there is no separate administrator. The directors recognized that it is difficult to make comparisons of advisory fees because there are variations in the services that are included in the fees payable by other funds. The directors compared the Fund’s contractual total management fee rate (the combined advisory fee payable to the Adviser plus the administration fee payable to the Administrator) with a peer group median. The directors noted that the total management fee rate was expressed as a percentage of net assets and would have been lower if expressed as a percentage of average total assets (i.e., net assets plus assets supported by leverage).

The directors also compared the Fund’s contractual advisory fee rate with the fee rate charged by the Adviser for advising an open-end high income

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fund that also invested globally, and noted historical differences in their fee structures.

The Adviser informed the directors that there were no institutional products managed by the Adviser that utilize investment strategies similar to those of the Fund.

In connection with their review of the Fund’s advisory fee, the directors also considered the total expense ratio of the Fund in comparison to a peer group selected by the 15(c) service provider. The expense ratio of the Fund was based on the Fund’s latest fiscal year. The directors noted that it was likely that the expense ratios of some of the other funds in the Fund’s category were lowered by waivers or reimbursements by those funds’ investment advisers, which in some cases might be voluntary or temporary. The directors view expense ratio information as relevant to their evaluation of the Adviser’s services because the Adviser is responsible for coordinating services provided to the Fund by others. Based on their review, the directors concluded that the Fund’s expense ratio was acceptable.

Economies of Scale

The advisory fee schedule for the Fund does not contain breakpoints that reduce the fee rates on assets above specified levels. The directors considered that the Fund is a closed-end fixed-income fund and was not expected to have meaningful asset growth (absent a rights offering or an acquisition). In such circumstances, the directors did not view the potential for realization of economies of scale as the Fund’s assets grow to be a material factor in their deliberations. They noted that, if the Fund’s net assets were to increase materially, they would review whether potential economies of scale were being realized.

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INFORMATION REGARDING INVESTMENT OBJECTIVE,

INVESTMENT POLICIES AND PRINCIPAL RISKS

Recent Changes to Investment Objective, Investment Policies and Principal Risks

The following is a summary of certain material changes to the Fund’s investment objective, investment policies and principal risks during the most recent fiscal year. This information may not reflect all of the changes that have occurred since you purchased shares of the Fund.

None.

Investment Objective

The Fund’s primary investment objective is to seek high current income. Its secondary investment objective is capital appreciation.

The investment objective is fundamental and may not be changed without the approval of a “majority of the outstanding voting securities” of the Fund, as defined in the Investment Company Act of 1940.

Investment Policies

The Fund is permitted to invest without limit in debt securities, including Sovereign Debt Obligations (defined as U.S. Dollar-denominated debt securities issued or guaranteed by foreign governments, including participations in loans between foreign governments and financial institutions and interests in entities organized and operated for the purpose of restructuring the investment characteristics of instruments issued or guaranteed by foreign governments) and corporate debt, denominated in non-U.S. currencies as well as in the U.S. Dollar. In addition, the Fund may invest without limit in emerging and developed markets and in debt securities of U.S. and non-U.S. corporate issuers.

The Fund will not invest 25% or more of its total assets in the Sovereign Debt Obligations of any one country other than the U.S.

Substantially all of the Fund’s investments will be in high yield, high risk debt securities that are low-rated (i.e., below investment-grade) or unrated and in both cases that are considered to be predominantly speculative as regards the issuer’s capacity to pay interest and repay principal.

Principal Investment Risks

See the earlier description of the Fund’s risks under “Disclosures and Risks.”

Fundamental Investment Restrictions

The Fund has adopted the following investment restrictions, which may not be changed without the approval of the holders of a “majority of the Fund’s

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INFORMATION REGARDING INVESTMENT OBJECTIVE,

INVESTMENT POLICIES AND PRINCIPAL RISKS (continued)

outstanding voting securities.” A “majority of the Fund’s outstanding voting securities” means the lesser of (i) 67% of the shares of the Fund represented at a meeting at which more than 50% of the outstanding shares are present in person or represented by proxy, or (ii) more than 50% of the outstanding shares. The percentage limitations set forth below apply only at the time an investment is made or other relevant action is taken by the Fund.

1.

The Fund will not make loans except through (a) the purchase of debt obligations in accordance with its investment objective and policies; (b) the lending of portfolio securities; or (c) the use of repurchase agreements;

2.

The Fund will not invest 25% or more of its total assets in securities of issuers conducting their principal business activities in the same industry, except that this restriction does not apply to U.S. Government Securities;

3.

The Fund will not borrow money, except the Fund may borrow (a) from a bank or other entity in a privately arranged transaction and issue commercial paper, bonds, debentures or notes, in series or otherwise, with such interest rates, conversion rights and other terms and provisions as are determined by the Fund’s Board, if after such borrowing or issuance there is asset coverage of at least 300% as defined in the Investment Company Act of 1940 Act, as amended, and (b) for temporary purposes in an amount not exceeding 5% of the value of the total assets of the Fund;

4.	The Fund will not pledge, hypothecate, mortgage or otherwise encumber its assets, except to secure permitted borrowings;

5.	The Fund will not invest in companies for the purpose of exercising control;

6.

The Fund will not make short sales of securities or maintain a short position, unless at all times when a short position is open it owns an equal amount of such securities or securities convertible into or exchangeable for, without payment of any further consideration, securities of the same issue as, and equal in amount to, the securities sold short (“short sales against the box”), and unless not more than 10% of the Fund’s net assets (taken at market value) is held as collateral for such sales at any one time (it is the Fund’s present intention to make such sales only for the purpose of deferring realization of gain or loss for federal income tax purposes);

7.	The Fund will not (a) purchase or sell real estate, except that it may purchase and sell securities of companies which deal in real

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INFORMATION REGARDING INVESTMENT OBJECTIVE,

INVESTMENT POLICIES AND PRINCIPAL RISKS (continued)

estate or interests therein and securities that are secured by real estate, provided such securities are Sovereign Debt Obligations; (b) purchase or sell commodities or commodity contracts; (c) invest in interests in oil, gas, or other mineral exploration or development programs; and (d) purchase securities on margin, except for such short-term credits as may be necessary for the clearance of transactions;

8.

The Fund will not own more than 3% of the total outstanding voting stock of any investment company and not more than 5% of the value of the Fund’s total assets may be invested in the securities of any investment company; and

9.

The Fund will not act as an underwriter of securities, except that the Fund may acquire restricted securities under circumstances in which, if such securities were sold, the Fund might be deemed to be an underwriter for purposes of the Securities Act of 1933.

150 | ALLIANCEBERNSTEIN GLOBAL HIGH INCOME FUND	abfunds.com

This page is not part of the Shareholder Report or the Financial Statements.

AB FAMILY OF FUNDS

US EQUITY

CORE

Core Opportunities Fund

Select US Equity Portfolio

Sustainable US Thematic Portfolio1

GROWTH

Concentrated Growth Fund

Discovery Growth Fund

Growth Fund

Large Cap Growth Fund

Small Cap Growth Portfolio

VALUE

Discovery Value Fund

Equity Income Fund

Relative Value Fund

Small Cap Value Portfolio

Value Fund

INTERNATIONAL/ GLOBAL EQUITY

CORE

Global Core Equity Portfolio

International Strategic Core Portfolio

Sustainable Global Thematic Fund

Sustainable International Thematic Fund

Tax-Managed Wealth Appreciation Strategy

Wealth Appreciation Strategy

GROWTH

Concentrated International Growth Portfolio

VALUE

All China Equity Portfolio

International Value Fund

FIXED INCOME

MUNICIPAL

High Income Municipal Portfolio

Intermediate California Municipal Portfolio

Intermediate Diversified Municipal Portfolio

Intermediate New York Municipal Portfolio

Municipal Bond Inflation Strategy

Tax-Aware Fixed Income Opportunities Portfolio

National Portfolio

Arizona Portfolio

California Portfolio

Massachusetts Portfolio

Minnesota Portfolio

New Jersey Portfolio

New York Portfolio

Ohio Portfolio

Pennsylvania Portfolio

Virginia Portfolio

TAXABLE

Bond Inflation Strategy

Global Bond Fund

High Income Fund

High Yield Portfolio

Income Fund

Intermediate Duration Portfolio

Limited Duration High Income Portfolio

Short Duration Income Portfolio

Short Duration Portfolio

Sustainable Thematic Credit Portfolio

Total Return Bond Portfolio

ALTERNATIVES

All Market Real Return Portfolio

Global Real Estate Investment Fund

Select US Long/Short Portfolio

MULTI-ASSET

All Market Income Portfolio

All Market Total Return Portfolio

Emerging Markets Multi-Asset Portfolio

Global Risk Allocation Fund

Sustainable Thematic Balanced Portfolio1

Tax-Managed All Market Income Portfolio

CLOSED-END FUNDS

AllianceBernstein Global High Income Fund

AllianceBernstein National Municipal Income Fund

We also offer Government Money Market Portfolio, which serves as the money market fund exchange vehicle for the AB mutual funds. You could lose money by investing in the Fund. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it cannot guarantee it will do so. The Fund may impose a fee upon sale of your shares or may temporarily suspend your ability to sell shares if the Fund’s liquidity falls below required minimums because of market conditions or other factors. An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The Fund’s sponsor has no legal obligation to provide financial support to the Fund, and you should not expect that the sponsor will provide financial support to the Fund at any time.

Investors should consider the investment objectives, risks, charges and expenses of the Fund carefully before investing. For copies of our prospectus or summary prospectus, which contain this and other information, visit us online at www.abfunds.com or contact your AB representative. Please read the prospectus and/or summary prospectus carefully before investing.

1

Prior to August 23, 2021, Sustainable US Thematic Portfolio was named FlexFee™ US Thematic Portfolio. Prior to December 1, 2021, Sustainable Thematic Balanced Portfolio was named Conservative Wealth Strategy.

abfunds.com	ALLIANCEBERNSTEIN GLOBAL HIGH INCOME FUND | 151

NOTES

152 | ALLIANCEBERNSTEIN GLOBAL HIGH INCOME FUND	abfunds.com

Privacy Notice

AllianceBernstein and its affiliates (collectively referred to as “AllianceBernstein”, “we”, “our”, and similar pronouns) understand the importance of maintaining the confidentiality and security of our clients’ nonpublic personal information. Nonpublic personal information is personally identifiable financial information about our clients who are natural persons. To provide financial products and services to our clients, we collect nonpublic personal information from a variety of sources, including: (1) information we receive from clients, such as through applications or other forms, which can include a client’s name, address, phone number, social security number, assets, income and other household information, (2) information about client transactions with us, our affiliates and non-affiliated third parties, which can include account balances and transactions history, and (3) information from visitors to our websites provided through online forms, site visitorship data and online information-collecting devices known as “cookies.”

We may disclose all of the nonpublic personal information that we collect about our current and former clients, as described above, to non-affiliated third parties to manage our business and as otherwise required or permitted by law, including those that perform transaction processing or servicing functions, marketing services providers that provide marketing services on our behalf pursuant to a joint marketing agreement, and professional services firms that provide knowledge-based services such as accountants, consultants, lawyers and auditors to help manage client accounts. We require all the third-party providers to adhere to our privacy policy or a functional equivalent.

We may also disclose the nonpublic personal information that we collect about current and former clients, as described above, to our affiliated investment, brokerage, service and insurance companies for the purpose of marketing their products or services to clients under circumstances that are permitted by law, such as if our affiliate has its own relationship with you. We have policies and procedures to ensure that certain conditions are met before an AllianceBernstein affiliated company may use information obtained from another affiliate to solicit clients for marketing purposes.

We will also use nonpublic personal information about our clients for our own internal analysis, analytics, research and development, and to improve and add to our client offerings.

We have policies and procedures designed to safeguard the confidentiality and security of nonpublic personal information about our clients that include restricting access to nonpublic personal information to personnel that have been screened and undergone security and privacy training; to personnel who need it to perform their work functions such as our operations, customer service, account management, finance, quality, vendor management and compliance teams as required to provide services, communicate with you and fulfill our legal obligations.

We employ reasonably designed physical, electronic and procedural safeguards to secure and protect client nonpublic personal information.

If you are in the European Economic Area (“EEA”) or Switzerland, we will comply with applicable legal requirements providing adequate protection for the transfer of personal information to recipients in countries outside of the EEA and Switzerland.

For more information, our Privacy Policy statement can be viewed here: https://www.alliancebernstein.com/abcom/Privacy_Terms/PrivacyPolicy.htm.

ALLIANCEBERNSTEIN GLOBAL HIGH INCOME FUND

1345 Avenue of the Americas

New York, NY 10105

800 221 5672

GHI-0151-0322

ITEM 2. CODE OF ETHICS.

(a) The registrant has adopted a code of ethics that applies to its principal executive officer, principal financial officer and principal accounting officer. A copy of the registrant’s code of ethics is filed herewith as Exhibit 12(a)(1).

(b) During the period covered by this report, no material amendments were made to the provisions of the code of ethics adopted in 2(a) above.

(c) During the period covered by this report, no implicit or explicit waivers to the provisions of the code of ethics adopted in 2(a) above were granted.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

The registrant’s Board of Directors has determined that independent directors Garry L. Moody, Marshall C. Turner, Jr. and Jorge A. Bermudez qualify as audit committee financial experts.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a) - (c) The following table sets forth the aggregate fees billed by the independent auditor Ernst & Young LLP, for the Fund’s last two fiscal years for professional services rendered for: (i) the audit of the Fund’s annual financial statements included in the Fund’s annual report to stockholders; (ii) assurance and related services that are reasonably related to the performance of the audit of the Fund’s financial statements and are not reported under (i), which include advice and education related to accounting and auditing issues and quarterly press release review (for those Funds that issue quarterly press releases), and preferred stock maintenance testing (for those Funds that issue preferred stock); and (iii) tax compliance, tax advice and tax return preparation.

		Audit Fees	Audit-Related Fees		Tax Fees
AB Global High Income Fund	2021	$207,092	$10,000	*	$25,625	*
	2022	$154,767	$10,000		$23,907

*	Revised to include certain fees that are applicable to 2021

(d) Not applicable.

(e) (1) Beginning with audit and non-audit service contracts entered into on or after May 6, 2003, the Fund’s Audit Committee policies and procedures require the pre-approval of all audit and non-audit services provided to the Fund by the Fund’s independent registered public accounting firm. The Fund’s Audit Committee policies and procedures also require pre-approval of all audit and non-audit services provided to the Adviser and Service Affiliates to the extent that these services are directly related to the operations or financial reporting of the Fund.

(e) (2) All of the amounts for Audit Fees, Audit-Related Fees and Tax Fees in the table under Item 4 (a) – (c) are for services pre-approved by the Fund’s Audit Committee.

(f) Not applicable.

(g) The following table sets forth the aggregate non-audit services provided to the Fund, the Fund’s Adviser and entities that control, are controlled by or under common control with the Adviser that provide ongoing services to the Fund:

			All Fees for Non-Audit Services Provided to the Portfolio, the Adviser and Service Affiliates	Total Amount of Foregoing Column Pre- approved by the Audit Committee (Portion Comprised of Audit Related Fees) (Portion Comprised of Tax Fees)
AB Global High Income Fund	2021	*	$972,856	$35,625
				$(10,000)
				$(25,625)
	2022		$1,163,132	$33,907
				$(10,000)
				$(23,907)

*	Revised to include certain fees that are applicable to 2021

(h) The Audit Committee of the Fund has considered whether the provision of any non-audit services not pre-approved by the Audit Committee provided by the Fund’s independent registered public accounting firm to the Adviser and Service Affiliates is compatible with maintaining the auditor’s independence.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

The registrant has a separately designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934. The audit committee members are as follows:

Jorge A. Bermudez Michael J. Downey Nancy P. Jacklin Carol C. McMullen	Garry L. Moody Marshall C. Turner, Jr. Jeanette Loeb

ITEM 6. INVESTMENTS.

Please see Schedule of Investments contained in the Report to Shareholders included under Item 1 of this Form N-CSR.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Statement of Policies and Procedures for

Proxy Voting

1.	INTRODUCTION

AllianceBernstein L.P.’s (“AB,” “we,” “us,” “our” and similar terms) mission is to work in our clients’ best interests to deliver better investment outcomes through differentiated research insights and innovative portfolio solutions. As a fiduciary and investment adviser, we place the interests of our clients first and treat all our clients fairly and equitably, and we have an obligation to responsibly allocate, manage and oversee their investments to seek sustainable, long-term shareholder value.

AB has authority to vote proxies relating to securities in certain client portfolios and, accordingly, AB’s fiduciary obligations extend to AB’s exercise of such proxy voting authority for each client AB has agreed to exercise that duty. AB’s general policy is to vote proxy proposals, amendments, consents or resolutions relating to client securities, including interests in private investment funds, if any (collectively, “proxies”), in a manner that serves the best interests of each respective client as determined by AB in its discretion, after consideration of the relevant clients’ investment strategies, and in accordance with this Proxy Voting and Governance Policy (“Proxy Voting and Governance Policy” or “Policy”) and the operative agreements governing the relationship with each respective client (“Governing Agreements”). This Policy outlines our principles for proxy voting, includes a wide range of issues that often appear on voting ballots, and applies to all of AB’s internally managed assets, globally. It is intended for use by those involved in the proxy voting decision-making process and those responsible for the administration of proxy voting (“members of Responsibility team”), in order to ensure that this Policy and its procedures are implemented consistently.

To be effective stewards of our client’s investments and maximize shareholder value, we need to vote proxies on behalf of our clients responsibly. This Policy forms part of a suite of policies and frameworks beginning with AB’s Stewardship Statement that outline our approach to Responsibility, stewardship, engagement, climate change, human rights, global slavery and human trafficking, and controversial investments. Proxy voting is an integral part of this process, enabling us to support strong corporate governance structures, shareholder rights, transparency and disclosure, and encourage corporate action on material environmental, social and governance (“ESG”) and climate issues.

This Policy is overseen by the Proxy Voting and Governance Committee (“Proxy Voting and Governance Committee” or “Committee”), which provides oversight and includes senior representatives from Equities, Fixed Income, Responsibility, Legal and Operations. It is the responsibility of the Committee to evaluate and maintain proxy voting procedures and guidelines, to evaluate proposals and issues not covered by these guidelines, to consider changes in the Policy, and to review the Policy no less frequently than annually. In addition, the Committee meets at least three times a year and as necessary to address special situations.

2.	RESEARCH UNDERPINS DECISION MAKING

As a research-driven firm, we approach our proxy voting responsibilities with the same commitment to rigorous research and engagement that we apply to all of our investment activities. The different investment philosophies utilized by our investment teams may occasionally result in different conclusions being drawn regarding certain proposals. In turn, our votes on some proposals may vary by issuer, while maintaining the goal of maximizing the value of the securities in client portfolios.

We sometimes manage accounts where proxy voting is directed by clients or newly acquired subsidiary companies. In these cases, voting decisions may deviate from this Policy. Where we have agreed to vote proxies on behalf of our clients, we have an obligation to vote proxies in a timely manner and we apply the principles in this Policy to our proxy decisions. To the extent there are any inconsistencies between this Policy and a client’s Governing Agreements, the Governing Agreements shall supersede this Policy.

RESEARCH SERVICES

We subscribe to the corporate governance and proxy research services of vendors such as Institutional Shareholder Services Inc. (“ISS”) and Glass Lewis at different levels. This research includes proxy voting recommendations distributed by ISS and Glass Lewis. All our investment professionals can access these materials via the members of the Responsibility team and/or the Committee.

ENGAGEMENT

In evaluating proxy issues and determining our votes, we welcome and seek perspectives of various parties. Internally, members of Responsibility team may consult the Committee, Chief Investment Officers, Portfolio Managers, and/or Research Analysts across our equities platforms, and Portfolio Managers who manage accounts in which a stock is held. Externally, we may engage with companies in advance of their Annual General Meeting, and throughout the year. We believe engagement provides the opportunity to share our philosophy, our corporate governance values, and more importantly, affect positive change that we believe will drive shareholder value. Also, these meetings often are joint efforts between the investment professionals, who are best positioned to comment on company-specific details, and members of Responsibility team, who offer a more holistic view of ESG and climate practices and relevant trends. In addition, we engage with shareholder proposal proponents and other stakeholders to understand different viewpoints and objectives.

3.	PROXY VOTING GUIDELINES

Our proxy voting guidelines are both principles-based and rules-based. We adhere to a core set of principles that are described in this Policy. We assess each proxy proposal in light of these principles. Our proxy voting “litmus test” will always be guided by what we view as most likely to maximize long-term shareholder value. We believe that authority and accountability for setting and executing corporate policies, goals and compensation generally should rest with a company’s board of directors and senior management. In return, we support strong investor rights that allow shareholders to hold directors and management accountable if they fail to act in the best interests of shareholders.

With this as a backdrop, our proxy voting guidelines pertaining to specific issues are set forth below. We generally vote proposals in accordance with these guidelines but, consistent with our “principles-based” approach to proxy voting, we may deviate from these guidelines if we believe that deviating from our stated Policy is necessary to help maximize long-term shareholder value) or as otherwise warranted by the specific facts and circumstances of an investment. In addition, these guidelines are not intended to address all issues that may appear on all proxy ballots. We will evaluate on a case-by-case basis any proposal not specifically addressed by these guidelines, whether submitted by management or shareholders, always keeping in mind our fiduciary duty to make voting decisions that, by maximizing long-term shareholder value, are in our clients’ best interests.

SHAREHOLDER PROPOSAL ASSESSMENT FRAMEWORK

AB’s commitment to maximize the long-term value of clients’ portfolios drives how we analyze shareholder proposals. Rather than opting to automatically support all shareholder proposals that mention an ESG or climate issue, we evaluate whether or not each shareholder proposal promotes genuine improvement in the way a company addresses an ESG or climate issue, thereby enhancing shareholder value for our clients in managing a more comprehensive set of risks and opportunities for the company’s business. The evaluation of a proposal that addresses an ESG or climate issue will consider (among other things) the following core factors, as necessary:

•	Materiality of the mentioned ESG or climate issue for the company’s business

•	The company’s current practice, policy and framework

•	Prescriptiveness of the proposal – does the shareholder demand unreasonably restrict management from conducting its business?

•

Context of the shareholder proposal – is the proponent tied to any particular interest group(s)? Does the proposal aim to promote the interest of the shareholders or group that they are associated with?

•	How does the proposal add value for the shareholders?

We believe ESG and climate considerations are important elements that help improve the accuracy of our valuation of companies. We think it is in our clients’ best interests to incorporate a more comprehensive set of risks and opportunities, such as ESG and climate issues, from a long-term shareholder value perspective.

3.1	BOARD AND DIRECTOR PROPOSALS

1. Board Oversight and Director Accountability on Material Environmental and Social Topics Impacting Shareholder Value: Climate Risk Management and Human Rights Oversight	CASE-BY-CASE

AB believes that board oversight and director accountability are critical elements of corporate governance. Companies demonstrate effective governance through proactive monitoring of material risks and opportunities, including ESG related risks and opportunities. In evaluating investee companies’ adaptiveness to evolving climate risks and human rights oversight, AB engages its significant holdings on climate strategy through a firmwide campaign. Based on each company’s response, AB will hold respective directors accountable as defined by the committee charter of the company.

2. Establish New Board Committees and Elect Board Members with Specific Expertise (SHP)	CASE-BY-CASE

We believe that establishing committees should be the prerogative of a well-functioning board of directors. However, we may support shareholder proposals to establish additional board committees to address specific shareholder issues, including ESG and climate issues. In some cases, oversight for material ESG issues can be managed effectively by existing committees of the board of directors, depending on the expertise of the directors assigned to such committees. We consider on a case-by-case basis proposals that require the addition of a board member with a specific area of expertise.

3. Changes in Board Structure and Amending the Articles of Incorporation	FOR

Companies may propose various provisions with respect to the structure of the board of directors, including changing the manner in which board vacancies are filled, directors are nominated and the number of directors. Such proposals may require amending the charter or by-laws or may otherwise require shareholder approval. When these proposals are not controversial or meant as an anti-takeover device, which is generally the case, we vote in their favor. However, if we believe a proposal is intended as an anti-takeover device and diminishes shareholder rights, we generally vote against.

We may vote against directors for amending by-laws without seeking shareholder approval and/or restricting or diminishing shareholder rights.

4. Classified Boards	AGAINST

A classified board typically is divided into three separate classes. Each class holds office for a term of two or three years. Only a portion of the board can be elected or replaced each year. Because this type of proposal has fundamental anti-takeover implications, we generally oppose the adoption of classified boards unless there is a justifiable financial reason or an adequate sunset provision. We may also vote against directors that fail to implement shareholder approved proposals to declassify boards that we previously supported.

5. Director Liability and Indemnification	CASE-BY-CASE

Some companies argue that increased indemnification and decreased liability for directors are important to ensure the continued availability of competent directors. However, others argue that the risk of such personal liability minimizes the propensity for corruption and recklessness.

We generally support indemnification provisions that are consistent with the local jurisdiction in which the company has been formed. We vote in favor of proposals adopting indemnification for directors with respect to acts conducted in the normal course of business. We also vote in favor of proposals that expand coverage for directors and officers where, despite an unsuccessful legal defense, we believe the director or officer acted in good faith and in the best interests of the company. We oppose proposals to indemnify directors for gross negligence.

6. Disclose CEO Succession Plan (SHP)	FOR

Proposals like these are often suggested by shareholders of companies with long-tenured CEOs and/or high employee turnover rates. Even though some markets might not require the disclosure of a CEO succession plan, we do think it is good business practice and will support these proposals.

7. Election of Directors	FOR

The election of directors is an important vote. We expect directors to represent shareholder interests at the company and maximize shareholder value. We generally vote in favor of the management-proposed slate of directors while considering a number of factors, including local market best practice. We believe companies should have a majority of independent directors and independent key committees. However, we will incorporate local market regulation and corporate governance codes into our decision making. We may support requirements that surpass market regulation and corporate governance codes implemented in a local market if we believe heightened requirements may improve corporate governance practices. We will generally regard a director as independent if the director satisfies the criteria for independence either (i) espoused by the primary exchange on which the company’s shares are traded, or (ii) set forth in the code we determine to be best practice in the country where the subject company is domiciled. We may also take into account affiliations, related-party transactions and prior service to the company. We consider the election of directors who are “bundled” on a single slate to be a poor governance practice and vote on a case-by-case basis considering the amount of information available and an assessment of the group’s qualifications.

In addition:

We believe that directors have a duty to respond to shareholder actions that have received significant shareholder support. We may vote against directors (or withhold votes for directors if plurality voting applies) who fail to act on key issues. We oppose directors who fail to attend at least 75% of board meetings within a given year without a reasonable excuse.

We may abstain or vote against (depending on a company’s history of disclosure in this regard) directors of issuers where there is insufficient information about the nominees disclosed in the proxy statement.

We may vote against directors for poor compensation, audit or governance practices, including the lack of a formal key committee.

We may vote against directors for unilateral bylaw amendments that diminish shareholder rights.

We also may consider engaging company management (by phone, in writing and in person), until any issues have been satisfactorily resolved.

a.	Controlled Company Exemption	CASE-BY-CASE

In certain markets, a different standard for director independence may be applicable for controlled companies, which are companies where more than 50% of the voting power is held by an individual, group or another company, or as otherwise defined by local market standards. We may take these local standards into consideration when determining the appropriate level of independence required for the board and key committees.

Exchanges in certain jurisdictions do not have a controlled company exemption (or something similar). In such a jurisdiction, if a company has a majority shareholder or group of related majority shareholders with a majority economic interest, we generally will not oppose that company’s directors simply because the board does not include a majority of independent members, although we may take local standards into consideration when determining the appropriate level of independence required for the board and key committees. We will, however, consider these directors in a negative light if the company has a history of violating the rights of minority shareholders.

b.	Voting for Director Nominees in a Contested Election	CASE-BY-CASE

Votes in a contested election of directors are evaluated on a case-by-case basis with the goal of maximizing shareholder value.

8.	Board Capacity

We believe that incorporating an assessment of each director’s capacity into consideration for a director election is essential to promote meaningful board oversight of the management. Director effectiveness aside, a social externality arises when the practice of directors serving on many public company boards becomes widespread, as this limits the opportunities for other board candidates, particularly diverse candidates. AB currently votes against the appointment of directors who occupy, or would occupy following the vote: four (4) or more outside public company board seats for non-CEOs, three (3) or more outside public company board seats for the sitting CEO of the company in question and two (2) or more outside public company board seats for sitting CEOs of companies other than the company under consideration. We may also exercise flexibility on occasions where the “over-boarded” director nominee’s presence on the board is critical, based on company specific contexts in absence of any notable accountability concerns.

9.	Board Diversity

Diversity is an important element of assessing the board’s quality, as it promotes wider range of perspectives to be considered for companies to both strategize and mitigate risks. In line with this view, several European countries legally require a quota of female directors. Other European countries have a comply-or-explain policy. In the US, California requires corporations headquartered in the State of California to have at least one female director on board.

We believe that boards should develop, as part of their refreshment process, a framework for identifying diverse candidates for all open board positions. We believe diversity is broader than gender and should also take into consideration factors such as business experience, ethnicity, tenure and nationality. As such, we generally vote in favor of proposals that encourage the adoption of a diverse search policy, so-called “Rooney Rules”, assuring that each director search includes at least one woman, and in the US, at least one underrepresented person of color, in the slate of nominees. Our views on board diversity translate to the following two voting approaches:

a.

Gender Diversity: AB will generally vote against the nominating/governance committee chair, or a relevant incumbent member in case of classified boards, when the board has no female members. In Japan, we will vote against the top management. This approach applies globally.

b.

Ethnic and Racial Diversity: AB will escalate the topic of board level ethnic/racial diversity and engage with its significant holdings that lack a minority ethnic/racial representation on the board through 2021. Based on the outcome of such engagements, AB will begin voting against the nominating/governance committee chair or a relevant incumbent member for classified boards of companies that lack minority ethnic/racial representation on their board in 2022.

10. Independent Lead Director (SHP)	FOR

We support shareholder proposals that request a company to amend its by-laws to establish an independent lead director if the position of chairman is non-independent. We view the existence of a strong independent lead director, whose role is robust and includes clearly defined duties and responsibilities, such as the authority to call meetings and approve agendas, as a good example of the sufficient counter-balancing governance. If a company has such an independent lead director in place, we will generally oppose a proposal to require an independent board chairman, barring any additional board leadership concerns.

11. Limit Term of Directorship (SHP)	CASE-BY-CASE

These proposals seek to limit the term during which a director may serve on a board to a set number of years.

Accounting for local market practice, we generally consider a number of factors, such as overall level of board independence, director qualifications, tenure, board diversity and board effectiveness in representing our interests as shareholders, in assessing whether limiting directorship terms is in shareholders’ best interests. Accordingly, we evaluate these items case-by-case.

12. Majority Independent[1] Directors (SHP)	FOR

Each company’s board of directors has a duty to act in the best interest of the company’s shareholders at all times. We believe that these interests are best served by having directors who bring objectivity to the company and are free from potential conflicts of interests. Accordingly, we support proposals seeking a majority of independent directors on the board while taking into consideration local market regulation and corporate governance codes.

13. Majority of Independent Directors on Key Committees (SHP)	FOR

In order to ensure that those who evaluate management’s performance, recruit directors and set management’s compensation are free from conflicts of interests, we believe that the audit2, nominating/governance, and compensation committees should be composed of a majority of independent directors, considering the local market regulation and corporate governance codes as well as controlled company status.

14. Majority Votes for Directors (SHP)	FOR

We believe that good corporate governance requires shareholders to have a meaningful voice in the affairs of the company. This objective is strengthened if directors are elected by a majority of votes cast at an annual meeting rather than by the plurality method commonly used. With plurality voting a director could be elected by a single affirmative vote even if the rest of the votes were withheld.

We further believe that majority voting provisions will lead to greater director accountability. Therefore, we support shareholder proposals that companies amend their by-laws to provide that director nominees be elected by an affirmative vote of a majority of the votes cast, provided the proposal includes a carve-out to provide for plurality voting in contested elections where the number of nominees exceeds the number of directors to be elected.

15. Removal of Directors Without Cause (SHP)	FOR

Company by-laws sometimes define cause very narrowly, including only conditions of criminal indictment, final adverse adjudication that fiduciary duties were breached or incapacitation, while also providing shareholders with the right to remove directors only upon “cause”.

[1]

For purposes of this Policy, generally, we will consider a director independent if the director satisfies the independence definition set forth in the listing standards of the exchange on which the common stock is listed. However, we may deem local independence classification criteria insufficient.

[2]	Pursuant to the SEC rules, adopted pursuant to the Sarbanes-Oxley Act of 2002, as of October 31, 2004, each U.S. listed issuer must have a fully independent audit committee.

We believe that the circumstances under which shareholders have the right to remove directors should not be limited to those traditionally defined by companies as “cause”. We also believe that shareholders should have the right to conduct a vote to remove directors who fail to perform in a manner consistent with their fiduciary duties or representative of shareholders’ best interests. And, while we would prefer shareholder proposals that seek to broaden the definition of “cause” to include situations like these, we generally support proposals that would provide shareholders with the right to remove directors without cause.

16. Require Independent Board Chairman (SHP)	CASE-BY-CASE

We believe there can be benefits to an executive chairman and to having the positions of chairman and CEO combined as well as split. When the chair is non-independent, the company must have sufficient counter-balancing governance in place, generally through a strong independent lead director. Also, for companies with smaller market capitalizations, separate chairman and CEO positions may not be practical.

3.2	COMPENSATION PROPOSALS

17. Pro Rata Vesting of Equity Compensation Awards-Change in Control (SHP)	CASE-BY-CASE

We examine proposals on the treatment of equity awards in the event of a change in control on a case-by-case basis. If a change in control is accompanied by termination of employment, often referred to as a double-trigger, we generally support accelerated vesting of equity awards. If, however, there is no termination agreement in connection with a change in control, often referred to as a single-trigger, we generally prefer pro rata vesting of outstanding equity awards.

18. Adopt Policies to Prohibit any Death Benefits to Senior Executives (SHP)	AGAINST

We view these bundled proposals as too restrictive and conclude that blanket restrictions on any and all such benefits, including the payment of life insurance premiums for senior executives, could put a company at a competitive disadvantage.

19. Advisory Vote to Ratify Directors’ Compensation (SHP)	FOR

Similar to advisory votes on executive compensation, shareholders may request a non-binding advisory vote to approve compensation given to board members. We generally support this item

20. Amend Executive Compensation Plan Tied to Performance (Bonus Banking) (SHP)	AGAINST

These proposals seek to force a company to amend executive compensation plans such that compensation awards tied to performance are deferred for shareholder specified and extended periods of time. As a result, awards may be adjusted downward if performance goals achieved during the vesting period are not sustained during the added deferral period.

We believe that most companies have adequate vesting schedules and clawbacks in place. Under such circumstances, we will oppose these proposals. However, if a company does not have what we believe to be adequate vesting and/or clawback requirements, we decide these proposals on a case-by-case basis.

21. Approve Remuneration for Directors and Auditors	CASE-BY-CASE

We will vote on a case-by-case basis where we are asked to approve remuneration for directors or auditors. We will generally oppose performance-based remuneration for non-executive directors as this may compromise independent oversight. In addition, where disclosure relating to the details of such remuneration is inadequate or provided without sufficient time for us to consider our vote, we may abstain or vote against, depending on the adequacy of the company’s prior disclosures in this regard and the local market practice.

22. Approve Retirement Bonuses for Directors (Japan and South Korea)	CASE-BY-CASE

Retirement bonuses are customary in Japan and South Korea. Companies seek approval to give the board authority to grant retirement bonuses for directors and/or auditors and to leave the exact amount of bonuses to the board’s discretion. We will analyze such proposals on a case-by-case basis, considering management’s commitment to maximizing long- term shareholder value. However, when the details of the retirement bonus are inadequate or undisclosed, we may abstain or vote against.

23. Approve Special Payments to Continuing Directors and Auditors (Japan)	CASE-BY-CASE

In conjunction with the abolition of a company’s retirement allowance system, we will generally support special payment allowances for continuing directors and auditors if there is no evidence of their independence becoming impaired. However, when the details of the special payments are inadequate or undisclosed, we may abstain or vote against.

24. Disclose Executive and Director Pay (SHP)	CASE-BY-CASE

The United States Securities and Exchange Commission (“SEC”) has adopted rules requiring increased and/or enhanced compensation-related and corporate governance-related disclosure in proxy statements and Forms 10-K. Similar steps have been taken by regulators in foreign jurisdictions. We believe the rules enacted by the SEC and various foreign regulators generally ensure more complete and transparent disclosure. Therefore, while we will consider them on a case-by-case basis (analyzing whether there are any relevant disclosure concerns), we generally vote against shareholder proposals seeking additional disclosure of executive and director compensation, including proposals that seek to specify the measurement of performance-based compensation, if the company is subject to SEC rules or similar rules espoused by a regulator in a foreign jurisdiction. Similarly, we generally support proposals seeking additional disclosure of executive and director compensation if the company is not subject to any such rules.

25. Executive and Employee Compensation Plans, Policies and Reports	CASE-BY-CASE

Compensation plans usually are complex and are a major corporate expense, so we evaluate them carefully and on a case-by-case basis. In all cases, however, we assess each proposed Compensation Plan within the framework of four guiding principles, each of which ensures a company’s Compensation Plan helps to align the long- term interests of management with shareholders:

Valid measures of business performance tied to the firm’s strategy and shareholder value creation, which are clearly articulated and incorporate appropriate time periods, should be utilized;

Compensation costs should be managed in the same way as any other expense;

Compensation should reflect management’s handling, or failure to handle, any recent social, environmental, governance, ethical or legal issue that had a significant adverse financial or reputational effect on the company and;

In granting compensatory awards, management should exhibit a history of integrity and decision-making based on logic and well thought out processes.

We may oppose plans which include, and directors who establish, compensation plan provisions deemed to be poor practice such as automatic acceleration of equity, or single-triggered, in the event of a change in control. Although votes on compensation plans are by nature only broad indications of shareholder views, they do lead to more compensation-related dialogue between management and shareholders and help ensure that management and shareholders meet their common objective: maximizing shareholder value.

In markets where votes on compensation plans are not required for all companies, we will support shareholder proposals asking the board to adopt such a vote on an advisory basis.

Where disclosure relating to the details of Compensation Plans is inadequate or provided without sufficient time for us to consider our vote, we may abstain or vote against, depending on the adequacy of the company’s prior disclosures in this regard. Where appropriate, we may raise the issue with the company directly or take other steps.

26. Limit Executive Pay (SHP)	CASE-BY-CASE

We believe that management and directors, within reason, should be given latitude in determining the mix and types of awards offered to executive officers. We vote against shareholder proposals seeking to limit executive pay if we deem them too restrictive. Depending on our analysis of the specific circumstances, we are generally against requiring a company to adopt a policy prohibiting tax gross up payments to senior executives.

27. Mandatory Holding Periods (SHP)	AGAINST

We generally vote against shareholder proposals asking companies to require a company’s executives to hold stock for a specified period of time after acquiring that stock by exercising company-issued stock options (i.e., precluding “cashless” option exercises), unless we believe implementing a mandatory holding period is necessary to help resolve underlying problems at a company that have hurt, and may continue to hurt, shareholder value. We are generally in favor of reasonable stock ownership guidelines for executives.

28. Performance-Based Stock Option Plans (SHP)	CASE-BY-CASE

These shareholder proposals require a company to adopt a policy that all or a portion of future stock options granted to executives be performance-based. Performance-based options usually take the form of indexed options (where the option sale price is linked to the company’s stock performance versus an industry index), premium priced options (where the strike price is significantly above the market price at the time of the grant) or performance vesting options (where options vest when the company’s stock price exceeds a specific target). Proponents argue that performance-based options provide an incentive for executives to outperform the market as a whole and prevent management from being rewarded for average performance. We believe that management, within reason, should be given latitude in determining the mix and types of awards it offers. However, we recognize the benefit of linking a portion of executive compensation to certain types of performance benchmarks. While we will not support proposals that require all options to be performance-based, we will generally support proposals that require a portion of options granted to senior executives be performance-based. However, because performance-based options can also result in unfavorable tax treatment and the company may already have in place an option plan that sufficiently ties executive stock option plans to the company’s performance, we will consider such proposals on a case-by-case basis.

29. Prohibit Relocation Benefits to Senior Executives (SHP)	AGAINST

We do not consider such perquisites to be problematic pay practices as long as they are properly disclosed. Therefore we will vote against shareholder proposals asking to prohibit relocation benefits.

30. Recovery of Performance-Based Compensation (SHP)	FOR

We generally support shareholder proposals requiring the board to seek recovery of performance-based compensation awards to senior management and directors in the event of a fraud or other reasons that resulted in the detriment to shareholder value and/or company reputation due to gross ethical lapses. In deciding how to vote, we consider the adequacy of the existing company clawback policy, if any.

31. Submit Golden Parachutes/Severance Plans to a Shareholder Vote (SHP)	FOR

Golden Parachutes assure key officers of a company lucrative compensation packages if the company is acquired and/or if the new owners terminate such officers. We recognize that offering generous compensation packages that are triggered by a change in control may help attract qualified officers. However, such compensation packages cannot be so excessive that they are unfair to shareholders or make the company unattractive to potential bidders, thereby serving as a constructive anti-takeover mechanism. Accordingly, we support proposals to submit severance plans (including supplemental retirement plans), to a shareholder vote, and we review proposals to ratify or redeem such plans retrospectively on a case-by-case basis.

32. Submit Golden Parachutes/Severance Plans to a Shareholder Vote Prior to Their Being Negotiated by Management (SHP)	CASE-BY-CASE

We believe that in order to attract qualified employees, companies must be free to negotiate compensation packages without shareholder interference. However, shareholders must be given an opportunity to analyze a compensation plan’s final, material terms in order to ensure it is within acceptable limits. Accordingly, we evaluate proposals that require submitting severance plans and/or employment contracts for a shareholder vote prior to being negotiated by management on a case-by-case basis.

33. Submit Survivor Benefit Compensation Plan to Shareholder Vote (SHP)	FOR

Survivor benefit compensation plans, or “golden coffins”, can require a company to make substantial payments or awards to a senior executive’s beneficiaries following the death of the senior executive. The compensation can take the form of unearned salary or bonuses, accelerated vesting or the continuation in force of unvested equity grants, perquisites and other payments or awards. This compensation would not include compensation that the senior executive chooses to defer during his or her lifetime.

We recognize that offering generous compensation packages that are triggered by the passing of senior executives may help attract qualified officers. However, such compensation packages cannot be so excessive that they are unfair to shareholders or make the company unattractive to potential bidders, thereby serving as a constructive anti-takeover mechanism.

3.3	CAPITAL CHANGES AND ANTI-TAKEOVER PROPOSALS

34. Amend Exclusive Forum Bylaw (SHP)	AGAINST

We will generally oppose proposals that ask the board to repeal the company’s exclusive forum bylaw. Such bylaws require certain legal action against the company to take place in the state of the company’s incorporation. The courts within the state of incorporation are considered best suited to interpret that state’s laws.

35. Amend Net Operating Loss (“NOL”) Rights Plans	FOR

NOL Rights Plans are established to protect a company’s net operating loss carry forwards and tax credits, which can be used to offset future income. We believe this is a reasonable strategy for a company to employ. Accordingly, we will vote in favor of NOL Rights Plans unless we believe the terms of the NOL Rights Plan may provide for a long-term anti-takeover device.

36. Authorize Share Repurchase	FOR

We generally support share repurchase proposals that are part of a well-articulated and well-conceived capital strategy. We assess proposals to give the board unlimited authorization to repurchase shares on a case-by-case basis.

Furthermore, we would generally support the use of derivative instruments (e.g., put options and call options) as part of a share repurchase plan absent a compelling reason to the contrary. Also, absent a specific concern at the company, we will generally support a repurchase plan that could be continued during a takeover period.

37. Blank Check Preferred Stock	AGAINST

Blank check preferred stock proposals authorize the issuance of certain preferred stock at some future point in time and allow the board to establish voting, dividend, conversion and other rights at the time of issuance. While blank check preferred stock can provide a corporation with the flexibility needed to meet changing financial conditions, it also may be used as the vehicle for implementing a “poison pill” defense or some other entrenchment device.

We are concerned that, once this stock has been authorized, shareholders have no further power to determine how or when it will be allocated. Accordingly, we generally oppose this type of proposal.

38. Corporate Restructurings, Merger Proposals and Spin-Offs	CASE-BY-CASE

Proposals requesting shareholder approval of corporate restructurings, merger proposals and spin-offs are determined on a case-by-case basis. In evaluating these proposals and determining our votes, we are singularly focused on meeting our goal of maximizing long-term shareholder value.

39. Elimination of Preemptive Rights	CASE-BY-CASE

Preemptive rights allow the shareholders of the company to buy newly issued shares before they are offered to the public in order to maintain their percentage ownership. We believe that, because preemptive rights are an important shareholder right, careful scrutiny must be given to management’s attempts to eliminate them. However, because preemptive rights can be prohibitively expensive to widely held companies, the benefit of such rights will be weighed against the economic effect of maintaining them.

40. Expensing Stock Options (SHP)	FOR

US generally accepted accounting principles require companies to expense stock options, as do the accounting rules in many other jurisdictions (including those jurisdictions that have adopted IFRS — international financial reporting standards). If a company is domiciled in a jurisdiction where the accounting rules do not already require the expensing of stock options, we will support shareholder proposals requiring this practice and disclosing information about it.

41. Fair Price Provisions	CASE-BY-CASE

A fair price provision in the company’s charter or by laws is designed to ensure that each shareholder’s securities will be purchased at the same price if the corporation is acquired under a plan not agreed to by the board. In most instances, the provision requires that any tender offer made by a third party must be made to all shareholders at the same price.

Fair pricing provisions attempt to prevent the “two-tiered front-loaded offer” where the acquirer of a company initially offers a premium for a sufficient percentage of shares of the company to gain control and subsequently makes an offer for the remaining shares at a much lower price. The remaining shareholders have no choice but to accept the offer. The two -tiered approach is coercive as it compels a shareholder to sell his or her shares immediately in order to receive the higher price per share. This type of tactic has caused many states to adopt fair price provision statutes to restrict this practice.

We consider fair price provisions on a case-by-case basis. We oppose any provision where there is evidence that management intends to use the provision as an anti-takeover device as well as any provision where the shareholder vote requirement is greater than a majority of disinterested shares (i.e., shares beneficially owned by individuals other than the acquiring party).

42. Increase Authorized Common Stock	CASE-BY-CASE

In general we regard increases in authorized common stock as serving a legitimate corporate purpose when used to: implement a stock split, aid in a recapitalization or acquisition, raise needed capital for the firm, or provide for employee savings plans, stock option plans or executive compensation plans. That said, we may oppose a particular proposed increase if we consider the authorization likely to lower the share price (this would happen, for example, if the firm were proposing to use the proceeds to overpay for an acquisition, to invest in a project unlikely to earn the firm’s cost of capital, or to compensate employees well above market rates). We oppose increases in authorized common stock where there is evidence that the shares are to be used to implement a “poison pill” or another form of anti-takeover device, or if the issuance of new shares would, in our judgment, excessively dilute the value of the outstanding shares upon issuance. In addition, a satisfactory explanation of a company’s intentions—going beyond the standard “general corporate purposes”— must be disclosed in the proxy statement for proposals requesting an increase of greater than 100% of the shares outstanding. We view the use of derivatives, particularly warrants, as legitimate capital-raising instruments and apply these same principles to their use as we do to the authorization of common stock. Under certain circumstances where we believe it is important for shareholders to have an opportunity to maintain their proportional ownership, we may oppose proposals requesting shareholders approve the issuance of additional shares if those shares do not include preemptive rights.

In Hong Kong, it is common for companies to request board authority to issue new shares up to 20% of outstanding share capital. The authority typically lapses after one year. We may vote against plans that do not prohibit issuing shares at a discount, taking into account whether a company has a history of doing so.

43. Issuance of Equity Without Preemptive Rights	FOR

We are generally in favor of issuances of equity without preemptive rights of up to 30% of a company’s outstanding shares unless there is concern that the issuance will be used in a manner that could hurt shareholder value (e.g., issuing the equity at a discount from the current market price or using the equity to help create a “poison pill” mechanism).

44. Multi Class Equity Structure	AGAINST

The one share, one vote principle — stating that voting power should be proportional to an investor’s economic ownership — is generally preferred in order to hold the board accountable to shareholders. AB’s general expectation of companies with multi class equity structures is to attach safeguards for minority shareholders when appropriate and in a cost-effective manner, which may include measures such as sunset provisions or requiring periodic shareholder reauthorizations. We expect boards to routinely review existing multi-class vote structures and share their current view.

With that backdrop, we acknowledge that multi-class structures may be beneficial for a period of time, allowing management to focus on longer-term value creation which benefits all shareholders. Accordingly, AB recommends companies that had an initial public offering (IPO) in the past two (2) years to institute a time-based sunset to be triggered seven (7) years from the year of the IPO. In 2021, we will engage with companies in our significant holdings universe that fall under this category. We may vote against the relevant board member of companies that remain unresponsive starting 2022 AGM, unless there is a valid case to apply an exemption.

For companies that instituted a multi-class share structure unrelated to an IPO event or had an IPO two (2) or more years ago, sunset should be seven (7) years from the year when the issuer implemented the multi-class structure. If the structure was adopted greater than seven (7) years ago, we will expect the issuer to consider the shortest sunset plan that makes sense based on the issuer’s context. In 2021, we will engage with our portfolio companies in scope. We may vote against the respective board member if we don’t see any progress starting 2022 AGM, unless there is a valid case to apply an exemption.

45. Net Long Position Requirement	FOR

We support proposals that require the ownership level needed to call a special meeting to be based on the net long position of a shareholder or shareholder group. This standard ensures that a significant economic interest accompanies the voting power.

46. Reincorporation	CASE-BY-CASE

There are many valid business reasons a corporation may choose to reincorporate in another jurisdiction. We perform a case-by-case review of such proposals, taking into consideration management’s stated reasons for the proposed move.

Careful scrutiny also will be given to proposals that seek approval to reincorporate in countries that serve as tax havens. When evaluating such proposals, we consider factors such as the location of the company’s business, the statutory protections available in the country to enforce shareholder rights and the tax consequences of the reincorporation to shareholders.

47. Reincorporation to Another Jurisdiction to Permit Majority Voting or Other Changes in Corporate Governance (SHP)	CASE-BY-CASE

If a shareholder proposes that a company move to a jurisdiction where majority voting (among other shareholder-friendly conditions) is permitted, we will generally oppose the move notwithstanding the fact that we favor majority voting for directors. Our rationale is that the legal costs, taxes, other expenses and other factors, such as business disruption, in almost all cases would be material and outweigh the benefit of majority voting. If, however, we should find that these costs are not material and/or do not outweigh the benefit of majority voting, we may vote in favor of this kind of proposal. We will evaluate similarly proposals that would require reincorporation in another state to accomplish other changes in corporate governance.

48. Stock Splits	FOR

Stock splits are intended to increase the liquidity of a company’s common stock by lowering the price, thereby making the stock seem more attractive to small investors. We generally vote in favor of stock split proposals.

49. Submit Company’s Shareholder Rights Plan to Shareholder Vote (SHP)	FOR

Most shareholder rights plans (also known as “poison pills”) permit the shareholders of a target company involved in a hostile takeover to acquire shares of the target company, the acquiring company, or both, at a substantial discount once a “triggering event” occurs. A triggering event is usually a hostile tender offer or the acquisition by an outside party of a certain percentage of the target company’s stock. Because most plans exclude the hostile bidder from the purchase, the effect in most instances is to dilute the equity interest and the voting rights of the potential acquirer once the plan is triggered. A shareholder rights plan is designed to discourage potential acquirers from acquiring shares to make a bid for the issuer. We believe that measures that impede takeovers or entrench management not only infringe on the rights of shareholders but also may have a detrimental effect on the value of the company.

We support shareholder proposals that seek to require the company to submit a shareholder rights plan to a shareholder vote. We evaluate on a case-by-case basis proposals to implement or eliminate a shareholder rights plan.

50. Transferrable Stock Options	CASE-BY-CASE

In cases where a compensation plan includes a transferable stock option program, we will consider the plan on a case-by-case basis.

These programs allow stock options to be transferred to third parties in exchange for cash or stock. In effect, management becomes insulated from the downside risk of holding a stock option, while the ordinary shareholder remains exposed to downside risk. This insulation may unacceptably remove management’s exposure to downside risk, which significantly misaligns management and shareholder interests. Accordingly, we generally vote against these programs if the transfer can be executed without shareholder approval, is available to executive officers or non-employee directors, or we consider the available disclosure relating to the mechanics and structure of the program to be insufficient to determine the costs, benefits and key terms of the program.

3.4	AUDITOR PROPOSALS

51. Appointment of Auditors	FOR

We believe that the company is in the best position to choose its accounting firm, and we generally support management’s recommendation.

We recognize that there may be inherent conflicts when a company’s independent auditors perform substantial non-audit related services for the company. Therefore, in reviewing a proposed auditor, we will consider the amount of fees paid for non-audit related services performed compared to the total audit fees paid by the company to the auditing firm, and whether there are any other reasons for us to question the independence or performance of the firm’s auditor such as, for example, tenure. We generally will deem as excessive the non-audit fees paid by a company to its auditor if those fees account for 50% or more of total fees paid. In the UK market, which utilizes a different calculation, we adhere to a non-audit fee cap of 100% of audit fees. Under these circumstances, we generally vote against the auditor and the directors, in particular the members of the company’s audit committee. In addition, we generally vote against authorizing the audit committee to set the remuneration of such auditors. We exclude from this analysis non-audit fees related to IPOs, bankruptcy emergence, and spin-offs and other extraordinary events. We may vote against or abstain due to a lack of disclosure of the name of the auditor while taking into account local market practice.

52. Approval of Financial Statements	FOR

In some markets, companies are required to submit their financial statements for shareholder approval. This is generally a routine item and, as such, we will vote for the approval of financial statements unless there are appropriate reasons to vote otherwise. We may vote against if the information is not available in advance of the meeting.

53. Approval of Internal Statutory Auditors	FOR

Some markets (e.g., Japan) require the annual election of internal statutory auditors. Internal statutory auditors have a number of duties, including supervising management, ensuring compliance with the articles of association and reporting to a company’s board on certain financial issues. In most cases, the election of internal statutory auditors is a routine item and we will support management’s nominee provided that the nominee meets the regulatory requirements for serving as internal statutory auditors. However, we may vote against nominees who are designated independent statutory auditors who serve as executives of a subsidiary or affiliate of the issuer or if there are other reasons to question the independence of the nominees.

54. Limitation of Liability of External Statutory Auditors (Japan)	CASE-BY-CASE

In Japan, companies may limit the liability of external statutory auditors in the event of a shareholder lawsuit through any of three mechanisms: (i) submitting the proposed limits to shareholder vote; (ii) setting limits by modifying the company’s articles of incorporation; and (iii) setting limits in contracts with outside directors, outside statutory auditors and external audit firms (requires a modification to the company’s articles of incorporation). A vote by 3% or more of shareholders can nullify a limit set through the second mechanism. The third mechanism has historically been the most prevalent.

We review proposals to set limits on auditor liability on a case-by-case basis, considering whether such a provision is necessary to secure appointment and whether it helps to maximize long-term shareholder value.

55. Separating Auditors and Consultants (SHP)	CASE-BY-CASE

We believe that a company serves its shareholders’ interests by avoiding potential conflicts of interest that might interfere with an auditor’s independent judgment. SEC rules adopted as a result of the Sarbanes-Oxley Act of 2002 attempted to address these concerns by prohibiting certain services by a company’s independent auditors and requiring additional disclosure of other non-audit related services.

We evaluate on a case-by-case basis proposals that go beyond the SEC rules or other local market standards by prohibiting auditors from performing other non-audit services or calling for the board to adopt a policy to ensure auditor independence.

We take into consideration the policies and procedures the company already has in place to ensure auditor independence and non-audit fees as a percentage of total fees paid to the auditor are not excessive.

3.5	SHAREHOLDER ACCESS AND VOTING PROPOSALS

56. A Shareholder’s Right to Call Special Meetings (SHP)	FOR

Most state corporation statutes (though not Delaware, where many US issuers are domiciled) allow shareholders to call a special meeting when they want to take action on certain matters that arise between regularly scheduled annual meetings. This right may apply only if a shareholder, or a group of shareholders, owns a specified percentage as defined by the relevant company bylaws.

We recognize the importance of the right of shareholders to remove poorly performing directors, respond to takeover offers and take other actions without having to wait for the next annual meeting. However, we also believe it is important to protect companies and shareholders from nuisance proposals. We further believe that striking a balance between these competing interests will maximize shareholder value. We believe that encouraging active share ownership among shareholders generally is beneficial to shareholders and helps maximize shareholder value. Accordingly, we will generally support a proposal to establish shareholders’ right to call a special meeting unless we see a potential abuse of the right based on the company’s current share ownership structure.

57. Adopt Cumulative Voting (SHP)	CASE-BY-CASE

Cumulative voting is a method of electing directors that enables each shareholder to multiply the number of his or her shares by the number of directors being considered. A shareholder may then cast the total votes for any one director or a selected group of directors. For example, a holder of 10 shares normally casts 10 votes for each of 12 nominees to the board thus giving the shareholder 120 (10 × 12) votes. Under cumulative voting, the shareholder may cast all 120 votes for a single nominee, 60 for two, 40 for three, or any other combination that the shareholder may choose.

We believe that encouraging activism among shareholders generally is beneficial to shareholders and helps maximize shareholder value. Cumulative voting supports the interests of minority shareholders in contested elections by enabling them to concentrate their votes and dramatically increase their chances of electing a dissident director to a board.

Accordingly, we generally will support shareholder proposals to restore or provide for cumulative voting and we generally will oppose management proposals to eliminate cumulative voting. However, we may oppose cumulative voting if a company has in place both proxy access, which allows shareholders to nominate directors to the company’s ballot, and majority voting (with a carve-out for plurality voting in situations where there are more nominees than seats), which requires each director to receive the affirmative vote of a majority of votes cast and, we believe, leads to greater director accountability to shareholders.

Also, we support cumulative voting at controlled companies regardless of any other shareholder protections that may be in place.

58.	Adopt Cumulative Voting in Dual Shareholder Class Structures (SHP)	FOR

In dual class structures (such as A and B shares) where the shareholders with a majority economic interest have a minority voting interest, we generally vote in favor of cumulative voting for those shareholders.

59.	Early Disclosure of Voting Results (SHP)	AGAINST

These proposals seek to require a company to disclose votes sooner than is required by the local market. In the US, the SEC requires disclosure in the first periodic report filed after the company’s annual meeting which we believe is reasonable. We do not support requests that require disclosure earlier than the time required by the local regulator.

60.	Limiting a Shareholder’s Right to Call Special Meetings	AGAINST

Companies contend that limitations on shareholders’ rights to call special meetings are needed to prevent minority shareholders from taking control of the company’s agenda. However, such limits also have anti-takeover implications because they prevent a shareholder or a group of shareholders who have acquired a significant stake in the company from forcing management to address urgent issues, such as the potential sale of the company. Because most states prohibit shareholders from abusing this right, we see no justifiable reason for management to eliminate this fundamental shareholder right. Accordingly, we generally will vote against such proposals.

In addition, if the board of directors, without shareholder consent, raises the ownership threshold a shareholder must reach before the shareholder can call a special meeting, we will vote against those directors.

61.	Permit a Shareholder’s Right to Act by Written Consent (SHP)	CASE-BY-CASE

Action by written consent enables a large shareholder or group of shareholders to initiate votes on corporate matters prior to the annual meeting. We believe this is a fundamental shareholder right and, accordingly, will generally support shareholder proposals seeking to restore this right. However, in cases where a company has a majority shareholder or group of related majority shareholders with majority economic interest, we will oppose proposals seeking to restore this right as there is a potential risk of abuse by the majority shareholder or group of majority shareholders. We may also vote against the proposal if the company provides shareholders a right to call special meetings with an ownership threshold of 15% or below in absence of material restrictions, as we believe that shareholder access rights should be considered from a holistic view rather than promoting all possible access rights that may impede one another in contrast to long-term shareholder value.

62.	Proxy Access for Annual Meetings (SHP) (Management)	FOR

These proposals allow “qualified shareholders” to nominate directors. We generally vote in favor of management and shareholder proposals for proxy access that employ guidelines reflecting the SEC framework for proxy access (adopted by the SEC in 2010, but vacated by the US District of Columbia Circuit Court of Appeals in 2011), which would have allowed a single shareholder, or group of shareholders, who hold at least 3% of the voting power for at least three years continuously to nominate up to 25% of the current board seats, or two directors, for inclusion in the subject company’s annual proxy statement alongside management nominees.

We may vote against proposals that use requirements that are stricter than the SEC’s framework including implementation restrictions and against individual board members, or entire boards, who exclude from their ballot properly submitted shareholder proxy access proposals or compete against shareholder proxy access proposals with stricter management proposals on the same ballot We will generally vote in favor of proposals that seek to amend an existing right to more closely align with the SEC framework.

We will evaluate on a case-by-case basis proposals with less stringent requirements than the vacated SEC framework.

From time to time we may receive requests to join with other shareholders to support a shareholder action. We may, for example, receive requests to join a voting block for purposes of influencing management. If the third parties requesting our participation are not affiliated with us and have no business relationships with us, we will consider the request on a case-by-case basis. However, where the requesting party has a business relationship with us (e.g., the requesting party is a client or a significant service provider), agreeing to such a request may pose a potential conflict of interest. As a fiduciary we have an obligation to vote proxies in the best interest of our clients (without regard to our own interests in generating and maintaining business with our other clients) and given our desire to avoid even the appearance of a conflict, we will generally decline such a request.

63. Reduce Meeting Notification from 21 Days to 14 Days (UK)	FOR

Companies in the United Kingdom may, with shareholder approval, reduce the notice period for extraordinary general meetings from 21 days to 14 days.

A reduced notice period expedites the process of obtaining shareholder approval of additional financing needs and other important matters. Accordingly, we support these proposals.

64. Shareholder Proponent Engagement Process (SHP)	FOR

We believe that proper corporate governance requires that proposals receiving support from a majority of shareholders be considered and implemented by the company. Accordingly, we support establishing an engagement process between shareholders and management to ensure proponents of majority-supported proposals, have an established means of communicating with management.

65. Supermajority Vote Requirements	AGAINST

A supermajority vote requirement is a charter or by-law requirement that, when implemented, raises the percentage (higher than the customary simple majority) of shareholder votes needed to approve certain proposals, such as mergers, changes of control, or proposals to amend or repeal a portion of the Articles of Incorporation.

In most instances, we oppose these proposals and support shareholder proposals that seek to reinstate the simple majority vote requirement. However, we may support supermajority vote requirements at controlled companies as a protection to minority shareholders from unilateral action of the controlling shareholder.

66. Authorize Virtual-Only Shareholder Meetings	CASE-BY-CASE

COVID-19 has called for a need to authorize companies in holding virtual-only shareholder meetings. While recognizing technology has enabled shareholders to remain connected with the board and management, AB acknowledges that virtual only shareholder meetings have resulted in certain companies abusing their authority by limiting shareholders from raising questions and demanding onerous requirements to be able to read their questions during the meeting. Because such practice vary by company and jurisdiction with different safeguard provisions, we will consider—among other things—a company’s disclosure on elements such as those below when voting on management or shareholder proposals for authorizing the company to hold virtual-only shareholder meetings:

•	Explanation for eliminating the in-person meeting;

•	Clear description of which shareholders are qualified to participate in virtual-only shareholder meetings and how attendees can join the meeting;

•	How to submit and ask questions;

•	How the company plans to mimic a real-time in-person question and answer session; and

•	List of questions received from shareholders in their entirety, both prior to and during the meeting, as well as associated responses from the company

3.6	ENVIRONMENTAL, SOCIAL AND DISCLOSURE PROPOSALS

67. Animal Welfare (SHP)	CASE-BY-CASE

These proposals may include reporting requests or policy adoption on items such as pig gestation crates and animal welfare in the supply chain. For proposals requesting companies to adopt a policy, we will carefully consider existing policies and the company’s incorporation of national standards and best practices. In addition, we will evaluate the potential enactment of new regulations, as well as any investment risk related to the specific issue.

We generally support shareholder proposals calling for reports and disclosure while taking into account existing policies and procedures of the company and whether the proposed information is of added benefit to shareholders.

68. Climate Change (SHP)	FOR

Proposals addressing climate change concerns are plentiful and their scope varies. Climate change increasingly receives investor attention as a potentially critical and material risk to the sustainability of a wide range of business-specific activities. These proposals may include emissions standards or reduction targets, quantitative goals, and impact assessments. We generally support these proposals, while taking into account the materiality of the issue and whether the proposed information is of added benefit to shareholders.

For proposals requesting companies to adopt a policy, we will carefully consider existing policies and the company’s incorporation of national standards and best practices. In addition, we will evaluate the potential enactment of new regulations, as well as any investment risk related to the specific issue.

We generally support shareholder proposals calling for reports and disclosure, while taking into account existing policies and procedures of the company and whether the proposal is of added benefit to shareholders.

69.	Charitable Contributions (SHP) (Management)	CASE-BY-CASE

Proposals relating to charitable contributions may be sponsored by either management or shareholders.

Management proposals may ask to approve the amount for charitable contributions.

We generally support shareholder proposals calling for reports and disclosure while taking into account existing policies and procedures of the company and whether the proposed information is of added benefit to shareholders.

70.	Environmental Proposals (SHP)	CASE-BY-CASE

These proposals can include reporting and policy adoption requests in a wide variety of areas, including, but not limited to, (nuclear) waste, deforestation, packaging and recycling, renewable energy, toxic material, palm oil and water.

For proposals requesting companies to adopt a policy, we will carefully consider existing policies and the company’s incorporation of national standards and best practices. In addition, we will evaluate the potential enactment of new regulations, as well as any investment risk related to the specific issue.

We generally support shareholder proposals calling for reports and disclosure while taking into account existing policies and procedures of the company and whether the proposed information is of added benefit to shareholders.

71.	Genetically Altered or Engineered Food and Pesticides (SHP)	CASE-BY-CASE

These proposals may include reporting requests on pesticides monitoring/use and Genetically Modified Organism (GMO) as well as GMO labeling.

For proposals requesting companies to adopt a policy, we will carefully consider existing policies and the company’s incorporation of national standards and best practices. In addition, we will evaluate the potential enactment of new regulations, as well as any investment risk related to the specific issue.

We generally support shareholder proposals calling for reports and disclosure while taking into account existing policies and procedures of the company and whether the proposed information is of added benefit to shareholders.

72.	Health Proposals (SHP)	CASE-BY-CASE

These proposals may include reports on pharmaceutical pricing, antibiotic use in the meat supply, and tobacco products. We generally support shareholder proposals calling for reports and disclosure while taking into account the current reporting policies of the company and whether the proposed information is of added benefit to shareholders.

For proposals requesting companies to adopt a policy, we will carefully consider existing policies and the company’s incorporation of national standards and best practices. In addition, we will evaluate the potential enactment of new regulations, as well as any investment risk related to the specific issue. We generally support shareholder proposals calling for reports and disclosure while taking into account existing policies and procedures of the company and whether the proposal is of added benefit to shareholders.

73.	Human Rights Policies and Reports (SHP)	CASE-BY-CASE

These proposals may include reporting requests on human rights risk assessments, humanitarian engagement and mediation policies, working conditions, adopting policies on supply chain worker fees and expanding existing policies in these areas. We recognize that many companies have complex supply chains which have led to increased awareness of supply chain issues as an investment risk.

For proposals requesting companies to adopt a policy, we will carefully consider existing policies and the company’s incorporation of national standards and best practices. In addition, we will evaluate the potential enactment of new regulations, as well as any investment risk related to the specific issue.

We generally support shareholder proposals calling for reports and disclosure while taking into account existing policies and procedures of the company and whether the proposed information is of added benefit to shareholders.

74.	Include Sustainability as a Performance Measure (SHP)	CASE-BY-CASE

We believe management and directors should be given latitude in determining appropriate performance measurements. While doing so, consideration should be given to how long-term sustainability issues might affect future company performance. Therefore, we will evaluate on a case-by-case basis proposals requesting companies to consider incorporating specific, measurable, practical goals consisting of sustainability principles and environmental impacts as metrics for incentive compensation and how they are linked with our objectives as long-term shareholders.

75.	Lobbying and Political Spending (SHP)	FOR

We generally vote in favor of proposals requesting increased disclosure of political contributions and lobbying expenses, including those paid to trade organizations and political action committees, whether at the federal, state, or local level.

These proposals may increase transparency.

76.	Other Business	AGAINST

In certain jurisdictions, these proposals allow management to act on issues that shareholders may raise at the annual meeting. Because it is impossible to know what issues may be raised, we will vote against these proposals.

77.	Reimbursement of Shareholder Expenses (SHP)	AGAINST

These shareholder proposals would require companies to reimburse the expenses of shareholders who submit proposals that receive a majority of votes cast or the cost of proxy contest expenses. We generally vote against these proposals, unless reimbursement occurs only in cases where management fails to implement a majority passed shareholder proposal, in which case we may vote in favor.

78.	Sustainability Report (SHP)	FOR

We generally support shareholder proposals calling for reports and disclosure related to sustainability while taking into account existing policies and procedures of the company and whether the proposed information is of added benefit to shareholders.

79.	Workplace: Diversity (SHP)	FOR

We generally support shareholder proposals calling for reports and disclosure surrounding workplace diversity while taking into account existing policies and procedures of the company and whether the proposed information is of added benefit to shareholders.

We generally support proposals requiring a company to amend its Equal Employment Opportunity policies to prohibit workplace discrimination based on sexual orientation and gender identity.

80.	Workplace: Gender Pay Equity (SHP)	FOR

A report on pay disparity between genders typically compares the difference between male and female median earnings expressed as a percentage of male earnings and may include, (i) statistics and rationale explanation pertaining to changes in the size of the gap, (ii) recommended actions, and (iii) information on whether greater oversight is needed over certain aspects of the company’s compensation policies. In the U.S., we are generally supportive of proposals to require companies to make similar assessments and disclosure related to the pay disparity between different gender and ethnic/racial groups. Shareholder requests to place a limit on a global median ethnic/racial pay gap will be assessed based on the cultural and the legal context of markets to which the company is exposed.

The SEC requires US issuers with fiscal years ending on or after January 1, 2017, to contrast CEO pay with median employee pay. This requirement, however, does not specifically address gender pay equity issues in such pay disparity reports. Accordingly, we will generally support proposals requiring gender pay metrics, taking into account the specific metrics and scope of the information requested and whether the SEC’s requirement renders the proposal unnecessary.

4.	CONFLICTS OF INTEREST

4.1	INTRODUCTION

As a fiduciary, we always must act in our clients’ best interests. We strive to avoid even the appearance of a conflict that may compromise the trust our clients have placed in us, and we insist on strict adherence to fiduciary standards and compliance with all applicable federal and state securities laws. We have adopted a comprehensive Code of Business Conduct and Ethics (“Code”) to help us meet these obligations. As part of this responsibility and as expressed throughout the Code, we place the interests of our clients first and attempt to avoid any perceived or actual conflicts of interest.

AB recognizes that potentially material conflicts of interest arise when we engage with a company or vote a proxy solicited by an issuer that sponsors a retirement plan we manage (or administer), that distributes AB-sponsored mutual funds, or with which AB or one or more of our employees have another business or personal relationship , and that such conflicts could affect how we vote on the issuer’s proxy. Similarly, potentially material conflicts of interest arise when engaging with and deciding how to vote on a proposal sponsored or supported by a shareholder group that is a client. In order to address any perceived or actual conflict of interest, the procedures set forth below in sections 4.2 through 4.8 have been established for use when we encounter a potential conflict to ensure that our engagement activities and voting decisions are in our clients’ best interest consistent with our fiduciary duties and seek to maximize shareholder value.

4.2	ADHERENCE TO STATED PROXY VOTING POLICIES

Votes generally are cast in accordance with this Policy3. In situations where our Policy involves a case-by-case assessment, the following sections provide criteria that will guide our decision. In situations where our Policy on a particular issue involves a case-by-case assessment and the vote cannot be clearly decided by an application of our stated Policy, a member of the Committee or his/her designee will make the voting decision in accordance with the basic principle of our Policy to vote proxies with the intention of maximizing the value of the securities in our client accounts. In these situations, the voting rationale must be documented either on the voting platform of our proxy services vendor, by retaining relevant emails or another appropriate method. Where appropriate, the views of investment professionals are considered. All votes cast contrary to our stated voting Policy on specific issues must be documented. If a proxy vote involves a potential conflict of interest, the voting decision will be determined in accordance with the processes outlined in section 4.5 of the Policy. On an annual basis, the Committee will receive and review a report of all such votes so as to confirm adherence with the Policy.

4.3	DISCLOSURE OF CONFLICTS

When considering a proxy proposal, members of the Committee or investment professionals involved in the decision- making process must disclose to the Committee any potential conflict (including personal relationships) of which they are aware and any substantive contact that they have had with any interested outside party (including the issuer or shareholder group sponsoring a proposal) regarding the proposal. Any previously unknown conflict will be recorded on the Potential Conflicts List (discussed below). If a member of the Committee has a material conflict of interest, he or she generally must recuse himself or herself from the decision-making process.

4.4	POTENTIAL CONFLICTS LIST

No less frequently than annually, a list of companies and organizations whose engagement and proxies may pose potential conflicts of interest is compiled by the Legal and Compliance Department (the “Potential Conflicts List”). The Potential Conflicts List generally includes:

•	Publicly-traded clients of AB;

•	Publicly-traded companies that distribute AB mutual funds;

•	Bernstein private clients who are directors, officers, or 10% shareholders of publicly traded companies;

•	Publicly-traded companies that are sell-side clients of our affiliated broker-dealer, SCB&Co.;

•	Companies where an employee of AB or Equitable Holdings, Inc., the parent company of AB, has identified an interest;

•	Publicly-traded affiliated companies;

•	Clients who sponsor, publicly support or have material interest in a proposal upon which we will be eligible to vote;

•	Publicly-traded companies targeted by the AFL-CIO for engagement and voting; and

•	Any other company subject to a material conflict of which a Committee member becomes aware[4].

[3]

From time to time a client may request that we vote their proxies consistent with AFL-CIO guidelines or the policy of the National Association of Pension Funds. In those situations, AB reserves the right to depart from those policies if we believe it to be in the client’s best interests.

[4]	The Committee must notify the Legal and Compliance Department promptly of any previously unknown conflict.

We determine our votes for all meetings of companies that may present a conflict by applying the processes described in Section 4.5 below. We document all instances when the Conflicts Officer determines our vote.

4.5	DETERMINE EXISTENCE OF CONFLICT OF INTEREST

When we encounter a potential conflict of interest, we review our proposed vote using the following analysis to ensure our voting decision is in the best interest of our clients:

•	If our proposed vote is explicitly addressed by and consistent with the Policy, no further review is necessary.

•

If our proposed vote is contrary to the Policy (i.e., requires a case-by-case assessment or is not covered by the Policy), the vote will be presented to the Conflicts Officer. The Conflicts Officer’s review will be documented using a Proxy Voting Conflict of Interest Form (a copy of which is attached hereto). The Conflicts Officer will determine whether the proposed vote is reasonable. If the Conflicts Officer cannot determine that the proposed vote is reasonable, the Conflicts Officer may instruct AB to refer the votes back to the client(s) or take other actions as the Conflicts Officer deems appropriate in light of the facts and circumstances of the particular potential conflict. The Conflicts Officer may take or recommend that AB take the following steps:

•	Recuse or “wall-off” certain personnel from the proxy voting process;

•	Confirm whether AB’s proposed vote is consistent with the voting recommendations of our proxy research services vendor; or

•	Take other actions as the Conflicts Officer deems appropriate.

4.6	REVIEW OF THIRD PARTY PROXY SERVICE VENDORS

AB engages one or more Proxy Service Vendors to provide voting recommendations and voting execution services. From time to time, AB will evaluate each Proxy Service Vendor’s services to assess that they are consistent with this Policy and the best interest of our clients. This evaluation may include: (i) a review of pre-populated votes on the Proxy Service Vendor’s electronic voting platform before such votes are cast, and (ii) a review of policies that address the consideration of additional information that becomes available regarding a proposal before the vote is cast. AB will also periodically review whether Proxy Service Vendors have the capacity and competency to adequately analyze proxy issues and provide the necessary services to AB. AB will consider, among other things, the adequacy and quality of the Proxy Service Vendor’s staffing, personnel and/or technology, as well as whether the Proxy Service Vendor has adequate disclosures regarding its methodologies in formulating voting recommendations. If applicable, we will also review whether any potential factual errors, incompleteness or methodological weaknesses materially affected the Proxy Service Vendor’s services and the effectiveness of the Proxy Service Vendor’s procedures for obtaining current and accurate information relevant to matters included in its research.

The Committee also takes reasonable steps to review the Proxy Service Vendor’s policies and procedures addressing conflicts of interest and verify that the Proxy Service Vendor(s) to which we have a full- level subscription is, in fact, independent based on all of the relevant facts and circumstances. This includes reviewing each Proxy Service Vendor’s conflict management procedures on an annual basis. When reviewing these conflict management procedures, we will consider, among other things, (i) whether the Proxy Service Vendor has adequate policies and procedures to identify, disclose, and address actual and potential conflicts of interest; and (ii) whether the Proxy Service Vendor provides adequate disclosure of actual and potential conflicts of interest with respect to the services provided to AB by the Proxy Service Vendor and (iii) whether the Proxy Service Vendor’s policies and procedures utilize technology in delivering conflicts disclosure; and (iv) can offer research in an impartial manner and in the best interests of our clients.

4.7	CONFIDENTIAL VOTING

It is AB’s policy to support confidentiality before the actual vote has been cast. Employees are prohibited from revealing how we intend to vote except to (i) members of the Committee; (ii) Portfolio Managers who hold the security in their managed accounts; (iii) the Research Analyst(s) who cover(s) the security; (iv) clients, upon request, for the securities held in their portfolios; (v) clients who do not hold the security or for whom AB does not have proxy voting authority, but who provide AB with a signed a Non-Disclosure Agreement; or (vi) declare our stance on an ESG related shareholder proposal(s) that is (are) deemed material for the issuer’s business for generating long-term value in our clients’ best interests. Once the votes have been cast for our mutual fund clients, they are made public in accordance with mutual fund proxy vote disclosures required by the SEC, and we generally post all votes to our public website one business day after the meeting date.

We may participate in proxy surveys conducted by shareholder groups or consultants so long as such participation does not compromise our confidential voting policy. Specifically, prior to our required SEC disclosures each year, we may respond to surveys asking about our proxy voting policies, but not any specific votes. After our mutual fund proxy vote disclosures required by the SEC each year have been made public and/or votes have been posted to our public website, we may respond to surveys that cover specific votes in addition to our voting policies.

On occasion, clients for whom we do not have proxy voting authority may ask us how AB’s Policy would be implemented. A member of the Committee or one or more members of Responsibility team may provide the results of a potential implementation of the AB policy to the client’s account subject to an understanding with the client that the implementation shall remain confidential.

Any substantive contact regarding proxy issues from the issuer, the issuer’s agent or a shareholder group sponsoring a proposal must be reported to the Committee if such contact was material to a decision to vote contrary to this Policy. Routine administrative inquiries from proxy solicitors need not be reported.

4.8	A NOTE REGARDING AB’S STRUCTURE

AB and AllianceBernstein Holding L.P. (“AB Holding”) are Delaware limited partnerships. As limited partnerships, neither company is required to produce an annual proxy statement or hold an annual shareholder meeting. In addition, the general partner of AB and AB Holding, AllianceBernstein Corporation is an indirect wholly owned subsidiary of Equitable Holdings, Inc.

As a result, most of the positions we express in this Proxy Voting Policy are inapplicable to our business. For example, although units in AB Holding are publicly traded on the New York Stock Exchange (“NYSE”), the NYSE Listed Company Manual exempts limited partnerships and controlled companies from compliance with various listing requirements, including the requirement that our board have a majority of independent directors.

5.	VOTING TRANSPARENCY

We publish our voting records on our website one business day after the shareholder meeting date for each issuer company. Many clients have requested that we provide them with periodic reports on how we voted their proxies. Clients may obtain information about how we voted proxies on their behalf by contacting their Advisor.

6.	RECORDKEEPING

All of the records referenced below will be kept in an easily accessible place for at least the length of time required by local regulation and custom, and, if such local regulation requires that records are kept for less than six (6) years from the end of the fiscal year during which the last entry was made on such record, we will follow the US rule of six (6) or more years. If the local regulation requires that records are kept for more than six (6) or more years, we will comply with the local regulation.9 We maintain the vast majority of these records electronically.

6.1	PROXY VOTING AND GOVERNANCE POLICY

The Policy shall be maintained in the Legal and Compliance Department and posted on our company intranet and on the AB website.

6.2	PROXY STATEMENTS RECEIVED REGARDING CLIENT SECURITIES

For US Securities5, AB relies on the SEC to maintain copies of each proxy statement we receive regarding client securities. For Non-US Securities, we rely on ISS, our proxy voting agent, to retain such proxy statements.

6.3	RECORDS OF VOTES CAST ON BEHALF OF CLIENTS

Records of votes cast by AB are retained electronically by our proxy research service vendor.

6.4	RECORDS OF CLIENTS REQUESTS FOR PROXY VOTING INFORMATION

Copies of written requests from clients for information on how AB voted their proxies shall be maintained by the Legal and Compliance Department. Responses to written and oral requests for information on how we voted clients’ proxies will be kept in the Client Group.

6.5	DOCUMENTS PREPARED BY AB THAT ARE MATERIAL TO VOTING DECISIONS

The Committee is responsible for maintaining documents prepared by the Committee or any AB employee that were material to a voting decision. Therefore, where an investment professional’s opinion is essential to the voting decision, the recommendation from investment professionals must be made in writing to a member of Responsibility team.

[5]	US securities are defined as securities of issuers required to make reports pursuant to §12 of the Securities Exchange Act of 1934, as amended. Non-US securities are defined as all other securities.

7.	PROXY VOTING PROCEDURES

7.1	VOTE ADMINISTRATION

In an effort to increase the efficiency of voting proxies, AB currently uses ISS to act as its voting agent for our clients’ holdings globally.

Issuers initially send proxy information to the custodians of our client accounts. We instruct these custodian banks to direct proxy related materials to ISS’s offices. ISS provides us with research related to each resolution and pre-populates certain ballots based on the guidelines contained in this Policy. Members of Responsibility team review the ballots via ISS’s web platform, ProxyExchange, and complete the ballots for any proposals where our Policy involves a case-by-case assessment. In addition, all AB’s proxy votes are double-checked by an offshore compliance team to verify that they are being voted in-line with our Policy. Using ProxyExchange, the members of Responsibility team submit our voting decision. ISS then returns the proxy ballot forms to the designated returnee for tabulation.

If necessary, any paper ballots we receive will be voted online using ProxyVote or via mail or fax.

7.2	SHARE BLOCKING AND ABSTAINING FROM VOTING CLIENT SECURITIES

Proxy voting in certain countries requires “share blocking.” Shareholders wishing to vote their proxies must deposit their shares shortly before the date of the meeting (usually one week) with a designated depositary. During this blocking period, shares that will be voted at the meeting cannot be sold until the meeting has taken place and the shares are returned to the clients’ custodian banks. We may determine that the value of exercising the vote is outweighed by the detriment of not being able to sell the shares during this period. In cases where we want to retain the ability to trade shares, we may determine to not vote those shares.

We seek to vote all proxies for securities held in client accounts for which we have proxy voting authority. However, in some markets administrative issues beyond our control may sometimes prevent us from voting such proxies. For example, we may receive meeting notices after the cut-off date for voting or without enough time to fully consider the proxy. Similarly, proxy materials for some issuers may not contain disclosure sufficient to arrive at a voting decision, in which cases we may abstain from voting. Some markets outside the US require periodic renewals of powers of attorney that local agents must have from our clients prior to implementing our voting instructions.

AB will abstain from voting (which generally requires submission of a proxy voting card) or affirmatively decide not to vote if AB determines that abstaining or not voting would be in the applicable client’s best interest. In making such a determination, AB will consider various factors, including, but not limited to: (i) the costs associated with exercising the proxy (e.g., translation or travel costs); (ii) any legal restrictions on trading resulting from the exercise of a proxy (e.g., share-blocking jurisdictions); (iii) whether AB’s clients have sold the underlying securities since the record date for the proxy; and (iv) whether casting a vote would not reasonably be expected to have a material effect on the value of the client’s investment.

7.3	LOANED SECURITIES

Many of our clients have entered into securities lending arrangements with agent lenders to generate additional revenue. We will not be able to vote securities that are on loan under these types of arrangements. However, under rare circumstances, for voting issues that may have a significant impact on the investment, we may request that clients or custodians recall securities that are on loan if we determine that the benefit of voting outweighs the costs and lost revenue to the client or fund and the administrative burden of retrieving the securities. For the SRI labeled Thematic funds, we recall U.S. securities on loan to vote proxies and have discontinued lending for non-U.S. securities.

If you have questions or desire additional information about this Policy, please contact ProxyTeam@alliancebernstein.com.

PROXY VOTING GUIDELINE SUMMARY

Shareholder Proposal		For	Against	Case-by-Case
Board and Director Proposals

	Board Diversity			+

+	Establish New Board Committees and Elect Board Members with Specific Expertise			+

	Changes in Board Structure and Amending the Articles of Incorporation	+

	Classified Boards		+

	Director Liability and Indemnification			+

+	Disclose CEO Succession Plan	+

	Election of Directors	+

	Controlled Company Exemption			+

	Voting for Director Nominees in a Contested Election			+

+	Independent Lead Director	+

+	Limit Term of Directorship			+

+	Majority of Independent Directors	+

+	Majority of Independent Directors on Key Committees	+

+	Majority Votes for Directors	+

+	Removal of Directors Without Cause	+

+	Require Independent Board Chairman			+

+	Require Two Candidates for Each Board Seat		+

Compensation Proposals

+	Elimination of Single Trigger Change-in-Control Agreements	+

+	Pro Rata Vesting of Equity Compensation Awards-Change of Control			+

+	Adopt Policies to Prohibit any Death Benefits to Senior Executives		+

+	Advisory Vote to Ratify Directors’ Compensation	+

+	Amend Executive Compensation Plan Tied to Performance (Bonus Banking)		+

	Approve Remuneration for Directors and Auditors			+

	Approve Remuneration Reports			+

	Approve Retirement Bonuses for Directors (Japan and South Korea)			+

	Approve Special Payments to Continuing Directors and Auditors (Japan)			+

+	Disclose Executive and Director Pay			+

+	Exclude Pension Income from Performance-Based Compensation Executive and Employee Compensation Plans	+		+

+	Limit Dividend Payments to Executives		+

Shareholder Proposal		For	Against	Case-by-Case
+	Limit Executive Pay			+

+	Mandatory Holding Periods		+

+	Performance-Based Stock Option Plans			+

+	Prohibit Relocation Benefits to Senior Executives		+

+	Recovery of Performance-Based Compensation	+

+	Submit Golden Parachutes/Severance Plans to a Shareholder Vote		+

+	Submit Golden Parachutes/Severance Plans to a Shareholder Vote prior to their being Negotiated by Management			+

+	Submit Survivor Benefit Compensation Plans to a Shareholder Vote	+

Capital Changes and Anti-Take Over Proposals

+	Amend Exclusive Forum Bylaw		+

	Amend Net Operating Loss (“NOL”) Rights Plans	+

	Authorize Share Repurchase	+

	Blank Check Preferred Stock		+

	Corporate Restructurings, Merger Proposals and Spin-Offs			+

	Elimination of Preemptive Rights			+

+	Expensing Stock Options	+

	Fair Price Provisions			+

	Increase Authorized Common Stock			+

	Issuance of Equity without Preemptive Rights	+

	Issuance of Stock with Unequal Voting Rights			+

	Net Long Position Requirement	+

	Reincorporation			+

+	Reincorporation to Another jurisdiction to Permit Majority Voting or Other Changes in Corporate Governance			+

	Stock Splits	+

+	Submit Company’s Shareholder Rights Plan to a Shareholder Vote	+

	Transferrable Stock Options			+

Auditor Proposals

	Appointment of Auditors	+

	Approval of Financial Statements	+

	Approval of Internal Statutory Auditors	+

+	Limit Compensation Consultant Services		+

	Limitation of Liability of External Statutory Auditors (Japan)			+

+	Separating Auditors and Consultants			+

Shareholder Access & Voting Proposals

+	A Shareholder’s Right to Call Special Meetings	+

+	Adopt Cumulative Voting			+

+	Adopt Cumulative Voting in Dual Shareholder Class Structures	+

Shareholder Proposal		For	Against	Case-by-Case
+	Early Disclosure of Voting Results		+

+	Implement Confidential Voting	+

	Limiting a Shareholder’s Right to Call Special Meetings		+

+	Permit a Shareholder’s Right to Act by Written Consent			+

+	Proxy Access for Annual Meetings	+

	Reduce Meeting Notification from 21 Days to 14 Days (UK)	+

+	Rotation of Locale for Annual Meeting		+

+	Shareholder Proponent Engagement Process	+

	Supermajority Vote Requirements		+

Environmental & Social, Disclosure Proposals

+	Animal Welfare			+

+	Climate Change			+

+	Carbon Accounting	+

+	Carbon Risk	+

+	Charitable Contributions			+

+	Environmental Proposals			+

+	Genetically Altered or Engineered Food and Pesticides			+

+	Health Proposals			+

+	Pharmaceutical Pricing (US)			+

+	Human Rights Policies and Reports			+

+	Include Sustainability as a Performance Measure (SHP)			+

+	Lobbying and Political Spending	+

+	Other Business		+

+	Reimbursement of Shareholder Expenses		+

+	Sustainability Report			+

+	Workplace: Diversity	+

+	Workplace: Pay Disparity			+

PROXY VOTING CONFLICT OF INTEREST FORM

Name of Security	Date of Shareholder Meeting

Short Description of the conflict (client, mutual fund distributor, etc.):

1.	Is our proposed vote on all issues explicitly addressed by, and consistent with our stated proxy voting policy?

☐ Yes ☐ No

If yes, stop here and sign below as no further review is necessary.

2.	Is our proposed vote on consistent with our client’s recommended vote?

☐ Yes ☐ No

Leave blank if not applicable; if yes, continue to question 3; if no, provide a memo reflecting the guidelines provided below.

3.	Is our proposed vote consistent with the views of Institutional Shareholder Services? ☐ Yes No

Leave blank if not applicable.

Please attach a memo containing the following information and documentation supporting the proxy voting decision:

•	A list of the issue(s) where our proposed vote is contrary to our stated Policy (director election, cumulative voting, compensation)

•

A description of any substantive contact with any interested outside party and a proxy voting and governance committee or an AB investment professional that was material to our voting decision. Please include date, attendees, titles, organization they represent and topics discussed. If there was no such contact, please note as such.

•	If the Independent Compliance Officer has NOT determined that the proposed vote is reasonable, please explain and indicate what action has been, or will be taken.

AB Conflicts Officer Approval (if necessary. Email approval is acceptable.):	Prepared by:
I hereby confirm that the proxy voting decision referenced on this form is reasonable.

Print Name:
AB Conflicts Officer	Date:
Date:

Please return this completed form and all supporting documentation to the Conflicts Officer in the Legal and Compliance Department and keep a copy for your records.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

(a) (1) The management of, and investment decisions for, the Fund’s portfolio are made by the Global Fixed Income: Emerging Markets Investment Team.

The following table lists the five members of the team with the most significant responsibility for the day-to-day management of the Fund’s portfolio, the length of time that each person has been involved in the management of the Fund, and each person’s principal occupation during the past five years:

Employee; Year; Title	Principal Occupation During the Past Five (5) Years
Gershon Distenfeld; since prior to 2013; Vice President of the Adviser	Senior Vice President of the Adviser* with which he has been associated since prior to 2013.

Matthew S. Sheridan; since prior to 2013; Vice President of the Adviser	Senior Vice President of the Adviser* with which he has been associated since prior to 2013.

*	The Adviser, ABI and ABIS are affiliates of the Fund.

(a) (2) The following tables provide information regarding registered investment companies other than the Fund, other pooled investment vehicles and other accounts over which the Fund’s portfolio managers also have day-to-day management responsibilities. The tables provide the numbers of such accounts, the total assets in such accounts and the number of accounts and total assets whose fees are based on performance. The information is provided as of the Fund’s fiscal year ended March 31, 2022.

REGISTERED INVESTMENT COMPANIES (excluding the Fund)
Portfolio Manager	Total Number of Registered Investment Companies Managed	Total Assets of Registered Investment Companies Managed	Number of Registered Investment Companies Managed with Performance- based Fees	Total Assets of Registered Investment Companies Managed with Performance-based Fees
Gershon Distenfeld	6	$8,756,000,000	None	None
Matthew S. Sheridan	18	$17,737,000,000	None	None

POOLED INVESTMENT VEHICLES
Portfolio Manager	Total Number of Pooled Investment Vehicles Managed	Total Assets of Pooled Investment Vehicles Managed	Number of Pooled Investment Vehicles Managed with Performance-based Fees	Total Assets of Pooled Investment Vehicles Managed with Performance- based Fees
Gershon Distenfeld	66	$41,773,000,000	None	None
Matthew S. Sheridan	86	$40,649,000,000	None	None

OTHER ACCOUNTS
Portfolio Manager	Total Number of Other Accounts Managed	Total Assets of Other Accounts Managed	Number of Other Accounts Managed with Performance- based Fees	Total Assets of Other Accounts with Performance- based Fees
Gershon Distenfeld	32	$3,373,000,000	None	None
Matthew S. Sheridan	29	$10,560,000,000	None	None

Investment Professional Conflict of Interest Disclosure

As an investment adviser and fiduciary, the Adviser owes its clients and shareholders an undivided duty of loyalty. The Adviser recognizes that conflicts of interest are inherent in its business and accordingly has developed policies and procedures (including oversight monitoring) reasonably designed to detect, manage and mitigate the effects of actual or potential conflicts of interest in the area of employee personal trading, managing multiple accounts for multiple clients, including AB Mutual Funds, and allocating investment opportunities. Investment professionals, including portfolio managers and research analysts, are subject to the above-mentioned policies and oversight monitoring to ensure that all clients are treated equitably. The Adviser places the interests of its clients first and expects all of its employees to meet their fiduciary duties.

Employee Personal Trading. The Adviser has adopted a Code of Business

Conduct and Ethics that is designed to detect and prevent conflicts of interest when investment professionals and other personnel of the Adviser own, buy or sell securities which may be owned by, or bought or sold for, clients. Personal securities transactions by an employee may raise a potential conflict of interest when an employee owns or trades in a security that is owned or considered for purchase or sale by a client, or recommended for purchase or sale by an employee to a client. Subject to the reporting requirements and other limitations of its Code of Business Conduct and Ethics, the Adviser permits its employees to engage in personal securities transactions, and also allows them to acquire investments in certain funds managed by the Adviser. The Adviser’s Code of Business Conduct and Ethics requires disclosure of all personal accounts and maintenance of brokerage accounts with designated broker-dealers approved by the Adviser. The Code of Business Conduct and Ethics also requires preclearance of all securities transactions (except transactions in U.S. Treasuries and open-end mutual funds other than funds advised by the Adviser) and imposes a 60-day holding period for securities purchased by employees to discourage short-term trading.

Managing Multiple Accounts for Multiple Clients

The Adviser has compliance policies and oversight monitoring in place to address conflicts of interest relating to the management of multiple accounts for multiple clients. Conflicts of interest may arise when an investment professional has responsibilities for the investments of more than one account because the investment professional may be unable to devote equal time and attention to each 90 account. The investment professional or investment professional teams for each client may have responsibilities for managing all or a portion of the investments of multiple accounts with a common investment strategy, including other registered investment companies, unregistered investment vehicles, such as hedge funds, pension plans, separate accounts, collective trusts and charitable foundations. Among other things, the Adviser’s policies and procedures provide for the prompt dissemination to investment professionals of initial or changed investment recommendations by analysts so that investment professionals are better able to develop investment strategies for all accounts they manage. In addition, investment decisions by investment professionals are reviewed for the purpose of maintaining uniformity among similar accounts and ensuring that accounts are treated equitably. Investment professional compensation reflects a broad contribution in multiple dimensions to long-term investment success for clients of the Adviser and is generally not tied specifically to the performance of any particular client’s account, nor is it generally tied directly to the level or change in level of assets under management.

Allocating Investment Opportunities and Order Aggregation

The investment professionals at the Adviser routinely are required to select and allocate investment opportunities among accounts. The Adviser has adopted policies and procedures intended to address conflicts of interest relating to the allocation of investment opportunities. These policies and procedures are designed to ensure that information relevant to investment decisions is disseminated promptly within its portfolio management teams and investment opportunities are allocated equitably among different clients. The policies and procedures require, among other things, objective allocation for limited investment opportunities (e.g., on a rotational basis), and documentation and review of justifications for any decisions to make investments only for select accounts or in a manner disproportionate to the size of the account. Portfolio holdings, position sizes, and industry and sector exposures tend to be similar across similar accounts, which minimizes the potential for conflicts of interest relating to the allocation of investment opportunities. Nevertheless, access to portfolio funds or other investment opportunities may be allocated differently among accounts due to the particular characteristics of an account, such as size of the account, cash position, tax status, risk tolerance and investment restrictions or for other reasons.

Generally, all orders in the same security are aggregated in each trading system by the Adviser to facilitate best execution and to reduce overall trading costs. Executions for aggregated orders with the same executing broker are combined to determine one average price. The shares are then allocated to participating accounts using automated algorithms designed to achieve a fair, equitable and objective distribution of the shares over time. When the liquidity in a market is not sufficient to fill all client orders, the Adviser may give priority to certain orders over others. This prioritization is based on objective factors driving the order. Under such circumstances, the Adviser aggregates orders by these factors and subjects each aggregated order to the trade allocation algorithms discussed above. The factors used, in order of priority, are (1) correction of guideline breaches; (2) avoidance of guideline breaches; (3) investing significant new funding and completing tax strategy implementations; (4) investing in services that focus on specific financial instruments or market sectors, (5) avoidance of tracking error on the service/product level; and (6) portfolio rebalancing and optimization. Separate orders with the same priority may be traded using a rotational process that is fair and objective.

The Adviser may not require orders in the same security from different managers to be aggregated where one manager’s investment strategy requires rapid trade execution, provided the Adviser believes that disaggregation will not materially impact other client orders. Certain other clients of the Adviser have investment objectives and policies similar to those of a Fund. The Adviser may, from time to time, make recommendations that result in the purchase or sale of a particular security by its other clients simultaneously with a purchase or sale thereof by one or more Funds. If transactions on behalf of more than one client during the same period increase the demand for securities being purchased or the supply of securities being sold, there may be an adverse effect on price or the quantity of securities available at a particular price. It is the policy of the Adviser to allocate advisory recommendations and the placing of orders in a manner that is deemed equitable by the Adviser to the accounts involved, including the Funds. When two or more of the clients of the Adviser (including a Fund) are purchasing or selling the same security on a given day through the same broker or dealer, such transactions may be averaged as to price.

The Adviser’s procedures are also designed to address potential conflicts of interest that may arise when the Adviser has a particular financial incentive, such as a performance-based management fee, relating to an account. The Adviser is conscious of these potential conflicts. When the Adviser is providing fiduciary services, the goal of the Adviser’s policies and procedures is to act in good faith and to treat all client accounts in a fair and equitable manner over time, regardless of their strategy, fee arrangements or the influence of their owners or beneficiaries.

Portfolio Manager Compensation

The Adviser’s compensation program for portfolio managers is designed to align with clients’ interests, emphasizing each portfolio manager’s ability to generate long-term investment success for the Adviser’s clients, including the Funds. The Adviser also strives to ensure that compensation is competitive and effective in attracting and retaining the highest caliber employees.

Portfolio managers receive a base salary, incentive compensation and contributions to AllianceBernstein’s 401(k) plan. Part of the annual incentive compensation is generally paid in the form of a cash bonus, and part through an award under the firm’s Incentive Compensation Award Plan (ICAP). The ICAP awards vest over a four-year period. Deferred awards are paid in the form of restricted grants of the firm’s Master Limited Partnership Units, and award recipients have the ability to receive a portion of their awards in deferred cash. The amount of contributions to the 401(k) plan is determined at the sole discretion of the Adviser. On an annual basis, the Adviser endeavors to combine all of the foregoing elements into a total compensation package that considers industry compensation trends and is designed to retain its best talent.

The incentive portion of total compensation is determined by quantitative and qualitative factors. Quantitative factors, which are weighted more heavily, are driven by investment performance. Qualitative factors are driven by contributions to the investment process and client success.

The quantitative component includes measures of absolute, relative and riskadjusted investment performance. Relative and risk-adjusted returns are determined based on the benchmark in the Fund’s prospectus and versus peers over one-, three- and five-year calendar periods, with more weight given to longer-time periods. Peer groups are chosen by Chief Investment Officers, who consult with the product management team to identify products most similar to our investment style and most relevant within the asset class. Portfolio managers of the Funds do not receive any direct compensation based upon the investment returns of any individual client account, and compensation is not tied directly to the level or change in level of assets under management.

Among the qualitative components considered, the most important include thought leadership, collaboration with other investment colleagues, contributions to risk-adjusted returns of other portfolios in the firm, efforts in mentoring and building a strong talent pool and being a good corporate citizen. Other factors can play a role in determining portfolio managers’ compensation, such as the complexity of investment strategies managed, volume of assets managed and experience.

The Adviser emphasizes four behavioral competencies—relentlessness, ingenuity, team orientation and accountability—that support its mission to be the most trusted advisor to its clients. Assessments of investment professionals are formalized in a year-end review process that includes 360-degree feedback from other professionals from across the investment teams and the Adviser.

Asset-Based and Performance-Based Compensation:

With respect to the Select US Equity and Select US Long/Short, Mr. Feuerman and members of the investment team he leads (the “Investment Team”) were hired by the Adviser in 2011. At that time, the Adviser entered into an employment agreement with Mr. Feuerman under which a compensation pool for Mr. Feuerman and members of the Investment Team was created based on specified percentages of the fees (both asset-based and performance-based fees) received by the Adviser from the accounts managed by the Investment Team. Performance fees are not assessed on the Fund or the assets of the Fund. In general, a larger percentage of the fees received by the Adviser is allocated to the compensation pool with respect to assets that were managed by Mr. Feuerman at his prior employer and that followed Mr. Feuerman to the Adviser than with respect to assets, such as the Fund, that were obtained or created after Mr. Feuerman joined the Adviser. The compensation pool is allocated among the members of the Investment Team based on the recommendations of Mr. Feuerman subject to approval by the Adviser’s Compensation Committee. This compensation represents a portion of the overall compensation received by members of the Investment Team.

(a) (4) The dollar range of the Fund’s equity securities owned directly or beneficially by the Fund’s portfolio managers as of the Fund’s fiscal year ended March 31, 2022 is set forth below:

DOLLAR RANGE OF EQUITY SECURITIES IN THE FUND
Gershon Distenfeld	None
Matthew S. Sheridan	None

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

There have been no purchases of equity securities by the Fund or by affiliated parties for the reporting period.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There have been no material changes to the procedures by which shareholders may recommend nominees to the Fund’s Board of Directors since the Fund last provided disclosure in response to this item.

ITEM 11. CONTROLS AND PROCEDURES.

(a) The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-2(c) under the Investment Company Act of 1940, as amended) are effective at the reasonable assurance level based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this document.

(b) There were no changes in the registrant’s internal controls over financial reporting that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

ITEM 12. DISCLOSURE OF SECURITIES LENDING ACTIVITIES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

The registrant did not engage in securities lending during its most recent fiscal year.

ITEM 13. EXHIBITS.

The following exhibits are attached to this Form N-CSR:

EXHIBIT NO.	DESCRIPTION OF EXHIBIT

12 (a) (1)	Code of Ethics that is subject to the disclosure of Item 2 hereof

12 (b) (1)	Certification of Principal Executive Officer Pursuant to Section 302 of the Sarbanes-Oxley Act of 2002

12 (b) (2)	Certification of Principal Financial Officer Pursuant to Section 302 of the Sarbanes-Oxley Act of 2002

12 (c)	Certification of Principal Executive Officer and Principal Financial Officer Pursuant to Section 906 of the Sarbanes -Oxley Act of 2002

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant): AllianceBernstein Global High Income Fund, Inc.

By:	/s/ Onur Erzan
Onur Erzan
President

Date: March 3, 2023

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Onur Erzan
Onur Erzan
President

Date: March 3, 2023

By:	/s/ Joseph J. Mantineo
Joseph J. Mantineo
Treasurer and Chief Financial Officer

Date: March 3, 2023